UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 333-256687

Guggenheim Active Allocation Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee

227 West Monroe Street, Chicago, 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end: May 31

Date of reporting period: June 1, 2022 - May 31, 2023

Item 1. Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

5.31.2023

Guggenheim Funds Annual Report

Guggenheim Active Allocation Fund

GuggenheimInvestments.com	CEF-GUG-AR0523

GUGGENHEIMINVESTMENTS.COM/GUG

...YOUR PATH TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM ACTIVE ALLOCATION FUND

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/gug, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions, dividends and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

DEAR SHAREHOLDER (Unaudited)	May 31, 2023

We thank you for your investment in the Guggenheim Active Allocation Fund (the “Fund”). This report covers the Fund’s performance for the 12-month period ended May 31, 2023 (the “Reporting Period”).

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Economic and Market Overview and the Management’s Discussion of Fund Performance, which begin on page 5. There you will find information on Guggenheim’s investment philosophy, views on the economy and market environment, and information about the factors that impacted the Fund’s performance during the Reporting Period.

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund seeks to achieve its investment objective by investing in a wide range of both fixed-income and other debt instruments selected from a variety of sectors and credit qualities. The Fund may also invest in common stocks and other equity investments that the Fund’s sub-adviser believes offer attractive yield and/or capital appreciation potential. The Fund uses tactical asset allocation models to determine the optimal allocation of its assets between fixed-income and equity securities.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the Reporting Period, the Fund provided a total return based on market price of -5.71% and a total return based on NAV of -1.01%. At the end of the Reporting Period, the Fund’s market price of $13.61 per share represented a discount of 13.86% to its NAV of $15.80 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

During the Reporting Period, the Fund paid a monthly distribution of $0.118750 per share. The most recent distribution represents an annualized distribution rate of 10.47% based on the Fund’s closing market price of $13.61 per share at the end of the Reporting Period.

The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 15, and Note 2(f) on page 76 for more information on distributions for the period.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described on page 200 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 3

(Unaudited) continued	May 31, 2023

reinvests participants’ dividends in newly issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. The DRIP effectively provides an income averaging technique for shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gug.

Sincerely,

Guggenheim Funds Investment Advisors, LLC
Guggenheim Active Allocation Fund

June 30, 2023

4 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	May 31, 2023

Caution over the lagged effects of monetary tightening and banking sector stability led to the U.S. Federal Reserve (the “Fed”) foregoing a hike at the June 2023 meeting, but this dovish decision was somewhat offset by a projection of two more hikes during 2023. We see a hike in July as a very high probability, and we believe the odds the Fed will need to deliver a second hike are rising as financial conditions ease and evidence mounts of some resurgence in the housing market. The Fed is wary of letting financial conditions ease too far and too fast, which could undo the economic impact of the aggressive rate hikes to-date.

Market hopes for a soft landing seem to have risen as some progress is being made on inflation and the labor market has stayed resilient. We continue to see an elevated probability of a recession starting this year as the Fed continues to explicitly target a weaker labor market, and believe several leading indicators point to rising unemployment later this year as backlogs in hiring are alleviated and employers may resort to layoffs after aggressively shedding hours this year. Consumption also faces headwinds from dwindling excess savings buffers and services consumption that has now returned to trend, indicating the boost from pent up demand may be behind us.

With pressure still on the banking sector, we expect a further tightening in bank lending standards resulting in a further slowdown in credit growth. Business investment may slow further as a result.

Because private sector balance sheets appear to us to be generally healthy in the aggregate and the economy lacks major imbalances, we do not expect a particularly deep recession. Additionally, two of the most cyclical sectors, housing, and autos, are out of sync with the broader cycle and could be smaller drags than is typical during a recession.

Inflation may trend lower over the next year, helped by housing-related inflation cooling. Services inflation outside of shelter is the main concern for the Fed, but a softening labor market and slowing wage growth could gradually bring this category down as well. We expect core inflation to fall close to 2% in 2024. As evidence mounts that inflation is heading back toward target and the rise in in unemployment gets more substantial, we could see large rate cuts in 2024 and early 2025.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 5

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	May 31, 2023

MANAGEMENT TEAM

Guggenheim Funds Investment Advisors, LLC serves as the investment adviser to Guggenheim Active Allocation Fund (“Fund”). The Fund is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”).1

This team includes Anne B. Walsh, CFA, JD, Managing Partner, Chief Investment Officer of GPIM and Portfolio Manager; Steven H. Brown, CFA, Chief Investment Officer – Total Return and Macro Strategies, Senior Managing Director and Portfolio Manager; Adam J. Bloch, Managing Director and Portfolio Manager; and Evan L. Serdensky, Director and Portfolio Manager.

Discuss the Fund’s return and return of comparative indices

All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions. For the Reporting Period, the Fund provided a total return based on market price of -5.71% and a total return based on NAV of -1.01%. At the end of the Reporting Period, the Fund’s market price of $13.61 per share represented a discount of 13.86% to its NAV of $15.80 per share. At the beginning of the Reporting Period, the Fund’s market price of $15.94 per share represented a discount of 8.60% to its NAV of $17.44 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market value of the Fund’s shares fluctuates from time to time and maybe higher or lower than the Fund’s NAV.

Please refer to the graphs and tables included within the Fund Summary, beginning on page 12 for additional information about the Fund's performance.

The returns for the Reporting Period of indices tracking performance of the asset classes to which the Fund allocates the largest of its investments were:

Index	Total Return
Bloomberg U.S. Aggregate Bond Index	-2.14%
Bloomberg U.S. Corporate Bond Index	-1.69%
Credit Suisse Leveraged Loan Index	5.47%
ICE Bank of America Asset Backed Security Master BBB-AA Index	1.33%
NASDAQ 100 Index	13.77%
Russell 2000 Index	2.91%
Standard & Poor’s 500 (“S&P 500”) Index	-4.66%

Discuss the Fund’s distributions

During the Reporting Period, the Fund paid a monthly distribution of $0.118750 per share. The most recent distribution represents an annualized distribution rate of 10.47% based on the Fund’s closing market price of $13.61 per share at the end of the Reporting Period.

[1]	Guggenheim Partners Advisors, LLC (“GPA”) also served as an investment sub-adviser to the Fund during the Reporting Period. GPA was terminated as an investment sub-adviser to the Trust effective December 22, 2022.

6 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	May 31, 2023

The distributions paid consisted of (i) investment company taxable income taxed as ordinary income, which includes, among other things, short-term capital gain and income from certain hedging and interest rate transactions, (ii) long-term capital gain and (iii) return of capital.

There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change.

Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 15, and Note 2(f) on page 76 for more information on distributions for the period.

Payable Date	Amount
June 30, 2022	$0.118750
July 29, 2022	$0.118750
August 31, 2022	$0.118750
September 30, 2022	$0.118750
October 31, 2022	$0.118750
November 30, 2022	$0.118750
December 31, 2022	$0.118750
January 31, 2023	$0.118750
February 28, 2023	$0.118750
March 31, 2023	$0.118750
April 30, 2023	$0.118750
May 31, 2023	$0.118750
Total	$1.425000

What factors contributed or detracted from the Fund’s Performance during the Reporting Period?

The Reporting Period was marked by a rise in interest rates and accompanying interest rate volatility. Duration detracted nearly 400 basis points during the period given the rapid rise in interest rates amid an unprecedented pace of tightening of monetary policy. Additionally, as rates rose, credit spreads widened as risk assets sold off in response to higher rate volatility and elevated recessionary risks from tighter financial conditions. Credit spreads detracted roughly 500 basis points from overall performance. Performance contributors included carry, or earned income, which contributed nearly 750 basis points; the Fund’s equity allocation, which contributed roughly 70 basis points; and various risk hedges, which contributed about 40 basis points.

Discuss the Fund’s Use of Leverage

At the end of the Reporting Period, the Fund’s leverage was approximately 27% of Managed Assets, compared with approximately 30% at the beginning of the Reporting Period.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 7

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	May 31, 2023

The Fund currently employs financial leverage through reverse repurchase agreements with seven counterparties and a credit facility with a major bank. Given negative total returns over the Reporting Period, leverage detracted from performance.

One purpose of leverage is to fund the purchase of additional securities that may provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage may result in greater NAV volatility and entails more downside risk than an unleveraged portfolio.

Investments in Investment Funds (as defined in the Additional Information Regarding the Fund section, which begins on page 110) frequently expose the Fund to an additional layer of financial leverage and the associated risks, such as the magnified effect of any losses.

How did the Fund use derivatives during the Reporting Period?

The Fund used a variety of derivatives during the Reporting Period, both to gain market exposure, as well as to hedge certain exposures. Derivatives used for hedging mostly generated positive performance. Foreign currency forwards, used to hedge non-USD exposures, contributed positively as the dollar strengthened versus both the Euro and the Pound. Call writing on equities contributed positive performance and equity put spreads, which were initiated to partially protect against drawdowns in risk assets, also contributed positive performance. The Fund utilized credit default swaps throughout the Reporting Period for various functions including to gain index exposure and at other times to hedge overall credit exposure. In aggregate, these positions contributed nearly 25 basis points to overall performance with the long exposure outperforming the short exposure. Interest rate swaps detracted from performance. Lastly, the Fund employed curve caps to hedge against moves in the yield curve; the performance from these positions over the Reporting Period was negligible.

How was the Fund positioned at the end of the Reporting Period?

Though we appear to be nearing the end of the interest rate hiking cycle that started over a year ago, we believe the long and variable lag effects of said tightening are just beginning to percolate through to the real economy. It is our view that the probability of a recession starting within the next year remains high. With that outlook, we have seen risk asset valuations remain volatile and we expect this volatility to persist in the second half of 2023. Nonetheless, credit markets continue to trade higher and credit spreads continue to grind tighter. Even as fixed income has broadly performed well, equity markets have materially outperformed and are within ~10% of all-time highs. Given our outlook and the historical relationship between the two asset classes, one of which is near its all-time highs, the Fund strategically rotated out of equities on their recent strength and into fixed income. During the period, the Fund reduced exposure to equities (decreased by nearly 10%) and lower quality credit, which we view as having larger drawdown potential against the backdrop of an economic slowdown, and rotated into higher rated credit, particularly structured and corporate credit (increased by 5% and 10%, respectively). With heightened uncertainty during the Reporting Period, we saw an opportunity to prioritize quality, in the forms of sector preference, seniority in capital structure, and lending terms. A defensive posture does not necessarily mean sacrificing returns and we believe that for many sectors,

8 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	May 31, 2023

there is significant excess spread to compensate for potential costs of rising credit risk. Our portfolio allocations shifted to reflect an up-in-quality strategy, using market strength as an opportunity to increase diversification and add primarily to higher grade credit sectors. Higher yields at the short end of the curve lowered the opportunity cost of short-term investments, and we built the Fund’s allocation to such holdings, which not only maintained the Fund’s return profile, but it also provides the necessary dry powder for us to become a source of opportunistic capital at the appropriate time.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 9

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	May 31, 2023

Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), ABS, and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

The Bloomberg U.S. Corporate Bond Index is a broad-based benchmark that measures the investment grade, fixed-rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that meet specified maturity, liquidity, and quality requirements.

The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S.-dollar-denominated leveraged loan market.

The ICE Bank of America Asset Backed Security Master BBB-AA Index is a subset of the ICE Bank of America Merrill Lynch U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.

The Standard & Poor’s 500 (“S&P 500”) Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

10 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	May 31, 2023

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully. The Fund is subject to various risk factors. Certain of these risk factors are described in the Additional Information Regarding the Fund section, which begins on page 110. Please see the Fund’s Prospectus, Statement of Additional Information (SAI) and guggenheiminvestments.com/gug for a more detailed description of the risks of investing in the Fund. Shareholders may access the Fund’s Prospectus and SAI on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 11

FUND SUMMARY (Unaudited)	May 31, 2023

Fund Statistics
Market Price	$13.61
Net Asset Value	$15.80
Discount to NAV	-13.86%
Net Assets ($000)	$521,215

* The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The Fund does not seek to achieve performance that is comparative to an index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED MAY 31, 2023
		Since Inception
	One	(annualized)
	Year	(11/23/21)
Guggenheim Active Allocation Fund
NAV	-1.01%	-7.67%
Market	-5.71%	-15.61%
Bloomberg U.S. Aggregate Bond Index	-2.14%	-6.75%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gug. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

12 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	May 31, 2023

Since inception returns assume a purchase of the Fund at the initial share price of $20.00 per share for share price returns or initial net asset value (NAV) of $20.00 per share for NAV returns.

The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Portfolio Breakdown	% of Net Assets
Investments
Corporate Bonds	51.4%
Senior Floating Rate Interests	27.7%
Asset-Backed Securities	16.8%
Exchange-Traded Funds	15.1%
Common Stocks	8.6%
Preferred Stocks	6.6%
Collateralized Mortgage Obligations	3.7%
Closed-End Funds	2.3%
U.S. Government Securities	1.5%
Other	2.7%
Total Investments	136.4%
Options Written	(0.4%)
Other Assets & Liabilities, net	(36.0%)
Net Assets	100.0%

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 13

FUND SUMMARY (Unaudited) continued	May 31, 2023

Ten Largest Holdings	% of Net Assets
Invesco QQQ Trust Series	4.4%
SPDR S&P 500 ETF Trust	4.3%
iShares Russell 2000 Index ETF	4.1%
CIFC Funding Ltd., 12.25%	1.5%
iShares Silver Trust	1.3%
Madison Park Funding LIII Ltd., 11.06%	1.3%
Hotwire Funding LLC, 4.46%	1.2%
NuStar Logistics, LP, 6.38%	1.1%
LaserAway Intermediate Holdings II LLC, 11.08%	1.1%
Guggenheim Risk Managed Real Estate Fund — Institutional Class	1.1%
Top Ten Total	21.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gug. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Portfolio Composition by Quality Rating[1]
% of Total
Rating	Investments
Investments
AAA	2.5%
AA	0.3%
A	2.2%
BBB	7.0%
BB	21.5%
B	31.5%
CCC	3.7%
NR2	6.0%
Other Instruments	25.3%
Total Investments	100.0%

1 Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

2 NR (not rated) securities do not necessarily indicate low credit quality.

14 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	May 31, 2023

All or a portion of the above distributions is characterized as a return of capital (and not net investment income or profit). For the year ended May 31, 2023, 61% of the distributions were characterized as ordinary income, 16% of the distributions were characterized as long-term capital gains and 23% of the distributions were characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2023 will be reported to shareholders in January 2024.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 15

SCHEDULE OF INVESTMENTS	May 31, 2023

	Shares	Value
COMMON STOCKS† – 8.6%
Technology – 2.1%
Applied Materials, Inc.[1]	5,633	$ 750,879
Advanced Micro Devices, Inc.*,1	5,788	684,200
Teradyne, Inc.[1]	6,613	662,556
ANSYS, Inc.*,1	2,022	654,299
Paycom Software, Inc.[1]	1,974	552,977
Intuit, Inc.[1]	1,181	494,981
IPG Photonics Corp.*,1	4,423	488,609
Lam Research Corp.[1]	791	487,810
Skyworks Solutions, Inc.[1]	4,710	487,532
Qorvo, Inc.*,1	5,008	487,078
NVIDIA Corp.	1,157	437,739
NetApp, Inc.[1]	6,423	426,166
QUALCOMM, Inc.[1]	3,717	421,545
Oracle Corp.	3,285	348,013
Zebra Technologies Corp. — Class A*,1	1,317	345,805
Micron Technology, Inc.[1]	4,612	314,538
Salesforce, Inc.*	1,292	288,607
MSCI, Inc. — Class A	560	263,497
Ceridian HCM Holding, Inc.*	4,165	257,605
Adobe, Inc.*	614	256,523
Tyler Technologies, Inc.*	642	254,848
Take-Two Interactive Software, Inc.*	1,666	229,458
Seagate Technology Holdings plc[1]	2,826	169,843
Silicon Laboratories, Inc.*,1	444	62,458
Power Integrations, Inc.[1]	691	59,702
Workiva, Inc.*,1	501	48,527
Diodes, Inc.*,1	510	45,818
Blackbaud, Inc.*,1	560	41,082
Synaptics, Inc.*,1	463	39,837
Envestnet, Inc.*,1	635	33,230
Blackline, Inc.*,1	633	32,960
Varonis Systems, Inc.*,1	1,250	32,850
MicroStrategy, Inc. — Class A*,1	108	32,576
Rapid7, Inc.*,1	659	31,447
Ambarella, Inc.*,1	412	29,796
PagerDuty, Inc.*,1	967	26,312
MaxLinear, Inc. — Class A*,1	829	24,215
DigitalOcean Holdings, Inc.*,1	593	23,216
Sprout Social, Inc. — Class A*,1	530	22,954
Asana, Inc. — Class A*,1	853	20,370
Appian Corp. — Class A*,1	461	19,745

See notes to financial statements.

16 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Shares	Value
COMMON STOCKS† – 8.6% (continued)
Technology – 2.1% (continued)
SiTime Corp.*,1	188	$ 18,644
Ultra Clean Holdings, Inc.*,1	521	17,860
Phreesia, Inc.*,1	584	17,532
Semtech Corp.*,1	756	16,435
JFrog Ltd.*,1	632	15,395
Momentive Global, Inc.*	1,553	14,676
Zuora, Inc. — Class A*,1	1,333	14,383
Apollo Medical Holdings, Inc.*,1	442	13,976
Cerence, Inc.*,1	454	12,948
SMART Global Holdings, Inc.*,1	547	12,351
Yext, Inc.*,1	1,330	12,223
3D Systems Corp.*,1	1,453	11,915
Outset Medical, Inc.*,1	548	11,415
Digital Turbine, Inc.*,1	1,060	9,688
Veeco Instruments, Inc.*,1	291	7,103
Health Catalyst, Inc.*,1	609	6,857
8x8, Inc.*,1	1,327	5,414
Grid Dynamics Holdings, Inc.*,1	530	5,088
PAR Technology Corp.*	147	5,082
Sapiens International Corporation N.V.	184	4,571
BigCommerce Holdings, Inc.*	567	4,519
Domo, Inc. — Class B*	330	4,438
Desktop Metal, Inc. — Class A*	2,196	4,084
TTEC Holdings, Inc.	108	3,426
Pitney Bowes, Inc.	1,031	3,423
CEVA, Inc.*	132	3,303
Bandwidth, Inc. — Class A*	275	3,272
Corsair Gaming, Inc.*	163	3,214
LivePerson, Inc.*,1	775	2,852
Mitek Systems, Inc.*	255	2,657
Alkami Technology, Inc.*	165	2,475
American Software, Inc. — Class A	187	2,380
Digimarc Corp.*	76	2,345
Cantaloupe, Inc.*	347	2,134
Daily Journal Corp.*	7	2,063
Cardlytics, Inc.*	382	1,975
Vuzix Corp.*	349	1,752
Unisys Corp.*	384	1,509
AvidXchange Holdings, Inc.*	147	1,424
ON24, Inc.	161	1,286
Porch Group, Inc.*	894	1,261

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Shares	Value
COMMON STOCKS† – 8.6% (continued)
Technology – 2.1% (continued)
Atomera, Inc.*	120	$ 1,102
CoreCard Corp.*	43	1,035
Brightcove, Inc.*	242	1,012
Enfusion, Inc. — Class A*	126	1,003
Telos Corp.*	238	764
Ouster, Inc.*	112	761
Tabula Rasa HealthCare, Inc.*	134	712
CS Disco, Inc.*	84	695
Veritone, Inc.*	169	666
Outbrain, Inc.*	127	588
Rackspace Technology, Inc.*	324	505
Upland Software, Inc.*	172	483
SecureWorks Corp. — Class A*	58	468
Smith Micro Software, Inc.*	275	333
Viant Technology, Inc. — Class A*	68	313
DarioHealth Corp.*	80	312
Forian, Inc.*	112	268
Meta Materials, Inc.*	1,187	249
Weave Communications, Inc.*	27	211
Arteris, Inc.*	29	202
iCAD, Inc.*	130	168
EMCORE Corp.*	218	163
Diebold Nixdorf, Inc.*,††	429	107
Ryvyl, Inc.*	109	71
Society Pass, Inc.*	19	11
NantHealth, Inc.*	10	11
Total Technology		10,693,764
Financial - 1.7%
Blue Whale Acquisition Corp. I — Class A*,1,2	87,092	879,629
Acropolis Infrastructure Acquisition Corp. — Class A*,2	75,728	773,183
Waverley Capital Acquisition Corp. 1 — Class A*,2	52,224	538,430
BlackRock, Inc. — Class A1	735	483,299
T. Rowe Price Group, Inc.[1]	3,987	427,247
Invesco Ltd.[1]	29,197	419,853
JPMorgan Chase & Co.	1,984	269,249
Nasdaq, Inc.	4,653	257,544
Goldman Sachs Group, Inc.	782	253,290
Synchrony Financial	7,297	225,915
Franklin Resources, Inc.	9,379	225,190
CBRE Group, Inc. — Class A*	2,920	218,767
Intercontinental Exchange, Inc.	2,023	214,337

See notes to financial statements.

18 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Shares	Value
COMMON STOCKS† – 8.6% (continued)
Financial – 1.7% (continued)
State Street Corp.	3,115	$ 211,882
Citigroup, Inc.	4,721	209,235
Simon Property Group, Inc. REIT	1,966	206,725
Bank of New York Mellon Corp.	5,113	205,543
Capital One Financial Corp.	1,965	204,773
Lincoln National Corp.[1]	8,597	179,849
Bank of America Corp.	6,340	176,189
Charles Schwab Corp.	3,186	167,870
Essex Property Trust, Inc. REIT	761	164,422
Healthpeak Properties, Inc. REIT	7,889	157,464
Alexandria Real Estate Equities, Inc. REIT	1,357	153,965
Citizens Financial Group, Inc.	5,454	140,604
Truist Financial Corp.	4,474	136,323
KeyCorp	11,155	104,188
EastGroup Properties, Inc. REIT[1]	473	77,861
Vornado Realty Trust REIT	5,532	75,014
STAG Industrial, Inc. REIT[1]	2,043	71,096
Terreno Realty Corp. REIT[1]	863	52,928
Houlihan Lokey, Inc.[1]	597	52,124
First Financial Bankshares, Inc.[1]	1,517	39,290
Focus Financial Partners, Inc. — Class A*,1	751	39,120
Glacier Bancorp, Inc.[1]	1,288	37,120
National Storage Affiliates Trust REIT[1]	949	34,743
Valley National Bancorp[1]	4,679	34,531
LXP Industrial Trust REIT[1]	3,282	33,936
Essential Properties Realty Trust, Inc. REIT[1]	1,411	33,765
Broadstone Net Lease, Inc. REIT[1]	1,850	29,008
Hamilton Lane, Inc. — Class A1	407	27,639
Moelis & Co. — Class A1	714	27,039
Navient Corp.[1]	1,773	26,861
Piper Sandler Cos.[1]	204	25,983
WSFS Financial Corp.[1]	760	25,414
Axos Financial, Inc.*,1	669	25,302
New York Community Bancorp, Inc.[1]	2,453	25,217
Walker & Dunlop, Inc.[1]	341	24,958
Outfront Media, Inc. REIT[1]	1,700	24,344
Macerich Co. REIT[1]	2,498	24,081
Artisan Partners Asset Management, Inc. — Class A1	687	21,984
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT[1]	896	21,083
Pacific Premier Bancorp, Inc.[1]	1,095	20,619
Cannae Holdings, Inc.*,1	994	19,532

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Shares	Value
COMMON STOCKS† – 8.6% (continued)
Financial – 1.7% (continued)
Innovative Industrial Properties, Inc. REIT[1]	292	$ 19,301
Virtus Investment Partners, Inc.[1]	85	16,216
Cohen & Steers, Inc.[1]	291	15,833
Pathward Financial, Inc.[1]	345	15,159
Triumph Financial, Inc.*,1	281	14,589
Stewart Information Services Corp.[1]	313	14,035
Chimera Investment Corp. REIT[1]	2,752	13,265
Tanger Factory Outlet Centers, Inc. REIT[1]	600	12,222
Redfin Corp.*,1	1,216	11,905
Goosehead Insurance, Inc. — Class A*,1	211	11,643
StepStone Group, Inc. — Class A1	527	11,336
eXp World Holdings, Inc.[1]	736	11,327
BRP Group, Inc. — Class A*,1	559	11,213
Newmark Group, Inc. — Class A1	1,942	11,108
Argo Group International Holdings Ltd.[1]	371	10,874
Hilltop Holdings, Inc.[1]	362	10,686
Trupanion, Inc.*,1	446	10,022
LendingClub Corp.*,1	1,171	9,602
Safehold, Inc. REIT[1]	335	8,647
Customers Bancorp, Inc.*,1	357	8,218
Live Oak Bancshares, Inc.[1]	376	8,137
Brandywine Realty Trust REIT[1]	1,990	7,761
Bank of NT Butterfield & Son Ltd.[1]	294	7,370
MFA Financial, Inc. REIT[1]	649	6,866
Empire State Realty Trust, Inc. — Class A REIT[1]	838	5,170
Centerspace REIT	83	4,881
Veritex Holdings, Inc.	278	4,801
Community Healthcare Trust, Inc. REIT	141	4,625
Capitol Federal Financial, Inc.[1]	762	4,557
Piedmont Office Realty Trust, Inc. — Class A REIT[1]	727	4,529
Uniti Group, Inc. REIT[1]	1,153	4,289
B Riley Financial, Inc.	118	4,269
Anywhere Real Estate, Inc.*	675	4,097
Brightsphere Investment Group, Inc.	189	4,062
Redwood Trust, Inc. REIT	675	3,996
Plymouth Industrial REIT, Inc.	182	3,988
Eagle Bancorp, Inc.[1]	185	3,687
Ready Capital Corp. REIT	356	3,596
First Bancshares, Inc.	120	3,125
Global Medical REIT, Inc.	351	3,061
ConnectOne Bancorp, Inc.	218	2,960

See notes to financial statements.

20 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Shares	Value
COMMON STOCKS† – 8.6% (continued)
Financial – 1.7% (continued)
Diamond Hill Investment Group, Inc.	17	$ 2,699
World Acceptance Corp.*	24	2,669
Northfield Bancorp, Inc.	258	2,639
ARMOUR Residential REIT, Inc.	518	2,600
LendingTree, Inc.*	136	2,487
Central Pacific Financial Corp.	160	2,338
TPG RE Finance Trust, Inc. REIT	358	2,266
Oppenheimer Holdings, Inc. — Class A	55	2,157
Office Properties Income Trust REIT	281	2,034
Merchants Bancorp	87	1,989
Invesco Mortgage Capital, Inc. REIT	183	1,939
Diversified Healthcare Trust REIT	1,414	1,923
One Liberty Properties, Inc. REIT	95	1,901
Metrocity Bankshares, Inc.	113	1,857
GCM Grosvenor, Inc. — Class A	258	1,780
HCI Group, Inc.	33	1,745
Waterstone Financial, Inc.	128	1,731
HomeTrust Bancshares, Inc.	87	1,704
Southern Missouri Bancorp, Inc.	45	1,672
Business First Bancshares, Inc.	114	1,661
Seritage Growth Properties REIT*	222	1,652
Metropolitan Bank Holding Corp.*	57	1,613
West BanCorp, Inc.	95	1,596
Orchid Island Capital, Inc. REIT	158	1,575
Blue Foundry Bancorp*	167	1,553
Hingham Institution For Savings The	8	1,542
Alerus Financial Corp.	89	1,484
Enterprise Bancorp, Inc.	55	1,462
Sierra Bancorp	83	1,327
Civista Bancshares, Inc.	88	1,318
Douglas Elliman, Inc.	429	1,248
Greenhill & Company, Inc.	85	1,231
City Office REIT, Inc.	254	1,151
Regional Management Corp.	44	1,151
Sculptor Capital Management, Inc.	130	1,124
First Foundation, Inc.	284	1,102
Southern First Bancshares, Inc.*	44	1,011
Atlanticus Holdings Corp.*	28	979
eHealth, Inc.*	145	970
Star Holdings*	60	932
Investors Title Co.	7	928

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Shares	Value
COMMON STOCKS† – 8.6% (continued)
Financial – 1.7% (continued)
Legacy Housing Corp.*	47	$ 895
Fidelity D&D Bancorp, Inc.	23	869
RBB Bancorp	83	866
Franklin Street Properties Corp. REIT	595	857
Maiden Holdings Ltd.*	414	844
Oportun Financial Corp.*	124	711
Great Ajax Corp. REIT	129	709
Industrial Logistics Properties Trust REIT	380	688
Heritage Insurance Holdings, Inc.	154	681
Citizens, Inc.*	297	624
HomeStreet, Inc.	114	597
Pioneer Bancorp, Inc.*	69	589
GAMCO Investors, Inc. — Class A	30	570
Lemonade, Inc.*	30	529
SVB Financial Group*	1,156	445
First Republic Bank	1,594	425
Ashford Hospitality Trust, Inc. REIT*	101	419
Silvergate Capital Corp. — Class A*	327	301
Fathom Holdings, Inc.*	36	225
Signature Bank	1,846	222
Finance of America Companies, Inc. — Class A*	106	150
Curo Group Holdings Corp.	125	135
Rafael Holdings, Inc. — Class B*	60	122
SouthState Corp.	2	100
Pershing Square Tontine Holdings, Ltd. — Class A*,†††,2	329,701	80
Total Financial		8,983,978
Consumer, Cyclical – 1.7%
PVH Corp.[1]	6,676	574,270
Tesla, Inc.*,1	2,487	507,174
Aptiv plc*,1	4,627	407,546
Copart, Inc.*	4,426	387,673
Bath & Body Works, Inc.[1]	10,922	384,891
Penn Entertainment, Inc.*,1	15,035	376,476
Wynn Resorts Ltd.	3,535	348,905
DR Horton, Inc.	3,158	337,401
Caesars Entertainment, Inc.*,1	8,165	334,846
Carnival Corp.*,1	29,371	329,836
Lennar Corp. — Class A	2,953	316,325
Royal Caribbean Cruises Ltd.*	3,736	302,504
Ross Stores, Inc.	2,913	301,845
Starbucks Corp.	3,091	301,805

See notes to financial statements.

22 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Shares	Value
COMMON STOCKS† – 8.6% (continued)
Consumer, Cyclical – 1.7% (continued)
Lowe’s Companies, Inc.	1,151	$ 231,501
Home Depot, Inc.	807	228,744
NIKE, Inc. — Class B	2,085	219,467
General Motors Co.	6,159	199,613
Best Buy Company, Inc.	2,703	196,427
Domino’s Pizza, Inc.	662	191,881
Ford Motor Co.	15,940	191,280
CarMax, Inc.*	2,577	186,085
Pool Corp.	578	182,781
Whirlpool Corp.	1,379	178,291
Target Corp.	1,235	161,699
Advance Auto Parts, Inc.	1,253	91,331
VF Corp.	4,779	82,294
Crocs, Inc.*,1	683	76,687
Under Armour, Inc. — Class C*	9,303	61,214
Under Armour, Inc. — Class A*	8,161	58,841
Macy’s, Inc.[1]	3,538	48,081
Goodyear Tire & Rubber Co.*,1	3,229	44,334
Fox Factory Holding Corp.*,1	493	43,838
Signet Jewelers Ltd.[1]	620	39,364
Skyline Champion Corp.*,1	613	35,634
LCI Industries[1]	289	31,223
Steven Madden Ltd.[1]	944	29,462
Shake Shack, Inc. — Class A*,1	439	29,049
Installed Building Products, Inc.[1]	276	28,853
LGI Homes, Inc.*,1	252	28,670
Cracker Barrel Old Country Store, Inc.[1]	278	27,250
AMC Entertainment Holdings, Inc. — Class A*	6,030	27,135
Papa John’s International, Inc.[1]	387	27,133
MDC Holdings, Inc.[1]	670	26,988
National Vision Holdings, Inc.*,1	969	24,467
Kontoor Brands, Inc.[1]	608	23,809
Topgolf Callaway Brands Corp.*,1	1,357	23,164
Boot Barn Holdings, Inc.*,1	342	23,126
Dana, Inc.[1]	1,698	21,853
Sonos, Inc.*,1	1,488	21,621
Gentherm, Inc.*,1	390	21,434
Winnebago Industries, Inc.[1]	379	21,088
Abercrombie & Fitch Co. — Class A*,1	656	20,356
American Eagle Outfitters, Inc.[1]	1,778	18,082
SkyWest, Inc.*,1	584	17,467

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Shares	Value
COMMON STOCKS† – 8.6% (continued)
Consumer, Cyclical – 1.7% (continued)
Sally Beauty Holdings, Inc.*,1	1,288	$ 14,503
Lions Gate Entertainment Corp. — Class B*,1	1,385	13,421
Camping World Holdings, Inc. — Class A1	489	13,179
Wolverine World Wide, Inc.[1]	954	12,765
Fisker, Inc.*,1	1,915	12,026
MillerKnoll, Inc.[1]	872	11,815
Century Communities, Inc.[1]	176	11,199
iRobot Corp.*,1	315	11,167
Shyft Group, Inc.[1]	406	9,545
Acushnet Holdings Corp.[1]	201	8,997
Vista Outdoor, Inc.*,1	330	8,788
Allegiant Travel Co. — Class A*,1	90	8,774
Patrick Industries, Inc.[1]	133	8,715
Cheesecake Factory, Inc.[1]	270	8,459
La-Z-Boy, Inc.[1]	258	6,894
Malibu Boats, Inc. — Class A*,1	121	6,346
Sleep Number Corp.*,1	260	4,716
Standard Motor Products, Inc.	124	4,380
Denny’s Corp.*	362	4,007
Douglas Dynamics, Inc.	134	3,787
Sun Country Airlines Holdings, Inc.*	187	3,516
Lions Gate Entertainment Corp. — Class A*	341	3,512
MarineMax, Inc.*	123	3,489
VSE Corp.	63	2,963
Hibbett, Inc.[1]	80	2,882
Portillo’s, Inc. — Class A*	136	2,729
Bally’s Corp.*	191	2,596
Children’s Place, Inc.*,1	161	2,420
GrowGeneration Corp.*	647	2,394
Movado Group, Inc.	91	2,316
Miller Industries, Inc.	66	2,169
Marcus Corp.	136	2,078
Shoe Carnival, Inc.	105	2,055
Forestar Group, Inc.*	101	2,053
Global Industrial Co.	76	1,891
Rush Street Interactive, Inc.*	616	1,848
Zumiez, Inc.*	114	1,832
Big Lots, Inc.	354	1,777
Johnson Outdoors, Inc. — Class A	31	1,760
PetMed Express, Inc.	118	1,750
OneWater Marine, Inc. — Class A*	61	1,695

See notes to financial statements.

24 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Shares	Value
COMMON STOCKS† – 8.6% (continued)
Consumer, Cyclical – 1.7% (continued)
Nikola Corp.*	2,697	$ 1,683
Lovesac Co.*	76	1,602
Fiesta Restaurant Group, Inc.*	209	1,503
Aeva Technologies, Inc.*	1,231	1,477
Purple Innovation, Inc.	343	1,187
Sportsman’s Warehouse Holdings, Inc.*	259	1,173
Hyliion Holdings Corp.*	698	1,145
Cooper-Standard Holdings, Inc.*	100	1,087
Tilly’s, Inc. — Class A*	135	1,053
El Pollo Loco Holdings, Inc.	113	1,033
Hooker Furnishings Corp.	69	1,025
Cato Corp. — Class A	117	943
Big 5 Sporting Goods Corp.	123	930
Snap One Holdings Corp.*	100	883
ONE Group Hospitality, Inc.*	123	868
Noodles & Co.*	242	811
LL Flooring Holdings, Inc.*	170	765
Vera Bradley, Inc.*	155	736
Workhorse Group, Inc.*	875	736
Flexsteel Industries, Inc.	39	714
Canoo, Inc.*	1,268	705
Escalade, Inc.	60	697
Citi Trends, Inc.*	47	687
Traeger, Inc.*	177	653
American Outdoor Brands, Inc.*	84	610
Superior Group of Companies, Inc.	69	600
Universal Electronics, Inc.*	74	597
Rite Aid Corp.*	328	587
Fossil Group, Inc.*	284	576
Sweetgreen, Inc. — Class A*	60	572
Lazydays Holdings, Inc.*	44	528
EVI Industries, Inc.*	27	521
PLBY Group, Inc.*	337	509
Container Store Group, Inc.*	189	465
Conn’s, Inc.*	106	430
Hamilton Beach Brands Holding Co. — Class A	44	409
Duluth Holdings, Inc. — Class B*	72	389
Lifetime Brands, Inc.	75	367
Barnes & Noble Education, Inc.*	263	366
Mesa Air Group, Inc.*	204	335
GAN Ltd.*	239	299

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Shares	Value
COMMON STOCKS† – 8.6% (continued)
Consumer, Cyclical – 1.7% (continued)
Liberty TripAdvisor Holdings, Inc. — Class A*	434	$ 275
Tupperware Brands Corp.*	286	255
Regis Corp.*	248	238
Torrid Holdings, Inc.*	103	235
Nautilus, Inc.*	179	227
Kirkland’s, Inc.*	74	212
Lordstown Motors Corp. — Class A*	60	204
F45 Training Holdings, Inc.*	176	179
Shift Technologies, Inc.*	102	159
Ideanomics, Inc.*	2,806	118
Aterian, Inc.*	154	90
Party City Holdco, Inc.*	658	29
EBET, Inc.*	68	16
Arcimoto, Inc.*	9	14
Total Consumer, Cyclical		8,720,829
Consumer, Non-cyclical – 1.3%
Bio-Techne Corp.[1]	5,648	461,950
Align Technology, Inc.*,1	1,380	390,071
PayPal Holdings, Inc.*,1	5,816	360,534
Illumina, Inc.*,1	1,645	323,489
Verisk Analytics, Inc. — Class A	1,404	307,630
Dexcom, Inc.*	2,620	307,221
Intuitive Surgical, Inc.*	934	287,523
Moody’s Corp.	840	266,179
S&P Global, Inc.	673	247,280
IDEXX Laboratories, Inc.*	513	238,427
Equifax, Inc.	1,142	238,244
Moderna, Inc.*	1,850	236,263
West Pharmaceutical Services, Inc.	704	235,580
Zoetis, Inc.	1,380	224,954
MarketAxess Holdings, Inc.	746	203,218
Charles River Laboratories International, Inc.*	985	190,479
Dentsply Sirona, Inc.	5,242	189,341
Bio-Rad Laboratories, Inc. — Class A*	482	179,955
Robert Half International, Inc.	2,350	152,797
Avis Budget Group, Inc.*,1	484	81,210
GE HealthCare Technologies, Inc.	924	73,441
API Group Corp.*,1	2,370	53,562
TriNet Group, Inc.*,1	474	42,124
Arrowhead Pharmaceuticals, Inc.*,1	1,200	41,292
CONMED Corp.[1]	339	41,121

See notes to financial statements.

26 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Shares	Value
COMMON STOCKS† – 8.6% (continued)
Consumer, Non-cyclical – 1.3% (continued)
ASGN, Inc.*,1	596	$ 38,996
Blueprint Medicines Corp.*,1	683	38,603
Omnicell, Inc.*,1	513	37,664
Denali Therapeutics, Inc.*,1	1,062	32,094
Intellia Therapeutics, Inc.*,1	814	30,330
Herc Holdings, Inc.[1]	292	29,615
Korn Ferry[1]	630	29,610
Pacific Biosciences of California, Inc.*,1	2,271	28,115
Progyny, Inc.*,1	754	28,087
Alarm.com Holdings, Inc.*,1	552	27,721
LivaNova plc*,1	625	27,675
Helen of Troy Ltd.*,1	281	27,055
Insmed, Inc.*,1	1,377	26,204
Primo Water Corp.[1]	1,845	23,745
AtriCure, Inc.*,1	525	23,609
Upbound Group, Inc.[1]	773	23,120
NeoGenomics, Inc.*,1	1,325	22,764
Neogen Corp.*,1	1,258	22,002
PROG Holdings, Inc.*,1	663	21,634
Veracyte, Inc.*,1	791	20,471
Flywire Corp.*,1	659	19,796
Vector Group Ltd.[1]	1,685	19,731
Beam Therapeutics, Inc.*,1	596	19,012
LiveRamp Holdings, Inc.*,1	775	18,864
Vericel Corp.*,1	545	17,505
Bridgebio Pharma, Inc.*,1	1,241	17,027
Agios Pharmaceuticals, Inc.*,1	640	16,179
Riot Platforms, Inc.*,1	1,226	14,712
Owens & Minor, Inc.*,1	718	14,583
Protagonist Therapeutics, Inc.*,1	524	13,661
Heska Corp.*,1	114	13,649
Ligand Pharmaceuticals, Inc. — Class B*,1	177	12,404
Arvinas, Inc.*,1	548	11,963
Kymera Therapeutics, Inc.*,1	403	11,864
Recursion Pharmaceuticals, Inc. — Class A*,1	1,343	11,778
Nevro Corp.*,1	405	11,162
Zentalis Pharmaceuticals, Inc.*,1	428	11,145
Avid Bioservices, Inc.*,1	708	10,939
Marathon Digital Holdings, Inc.*,1	1,115	10,916
Arcus Biosciences, Inc.*,1	526	10,804
Coursera, Inc.*,1	851	10,774

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Shares	Value
COMMON STOCKS† – 8.6% (continued)
Consumer, Non-cyclical – 1.3% (continued)
Cassava Sciences, Inc.*,1	448	$ 10,174
Rocket Pharmaceuticals, Inc.*,1	486	10,172
Cimpress plc*,1	205	9,795
Fulgent Genetics, Inc.*,1	246	9,784
Twist Bioscience Corp.*,1	633	9,590
SpringWorks Therapeutics, Inc.*,1	342	9,364
Beauty Health Co.*,1	1,022	8,217
Monro, Inc.[1]	194	8,026
Inhibrx, Inc.*,1	332	7,855
Deluxe Corp.[1]	503	7,656
Editas Medicine, Inc.*,1	801	7,353
Accolade, Inc.*,1	601	7,236
Quanterix Corp.*	361	7,079
ModivCare, Inc.*,1	145	6,515
Travere Therapeutics, Inc.*,1	348	6,226
Sana Biotechnology, Inc.*	1,029	6,195
Green Dot Corp. — Class A*	313	5,706
Enanta Pharmaceuticals, Inc.*,1	230	5,400
Alector, Inc.*	695	5,171
Varex Imaging Corp.*	224	4,937
American Well Corp. — Class A*,1	2,183	4,825
B&G Foods, Inc.[1]	375	4,804
Fate Therapeutics, Inc.*,1	948	4,787
Community Health Systems, Inc.*,1	1,457	4,764
CareDx, Inc.*,1	593	4,732
Ideaya Biosciences, Inc.*	195	4,454
First Advantage Corp.*	320	4,323
Allogene Therapeutics, Inc.*	811	4,258
USANA Health Sciences, Inc.*	70	4,247
Atrion Corp.	8	4,163
WW International, Inc.*	627	4,113
MiMedx Group, Inc.*	662	3,879
Nurix Therapeutics, Inc.*	373	3,775
OmniAb, Inc.*	867	3,745
Custom Truck One Source, Inc.*	540	3,478
OrthoPediatrics Corp.*	80	3,456
2U, Inc.*,1	857	3,428
Arcturus Therapeutics Holdings, Inc.*	125	3,417
TrueBlue, Inc.*	205	3,391
Replimune Group, Inc.*	177	3,361
MacroGenics, Inc.*	716	3,344

See notes to financial statements.

28 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Shares	Value
COMMON STOCKS† – 8.6% (continued)
Consumer, Non-cyclical – 1.3% (continued)
Senseonics Holdings, Inc.*	5,152	$ 3,299
OPKO Health, Inc.*	2,343	3,257
Repay Holdings Corp.*	507	3,209
NanoString Technologies, Inc.*	532	3,133
Coherus Biosciences, Inc.*	766	3,133
Castle Biosciences, Inc.*	124	3,029
Nuvation Bio, Inc.*	1,852	3,000
Scilex Holding Co.*	491	2,921
V2X, Inc.*	68	2,805
Heidrick & Struggles International, Inc.	115	2,789
Viad Corp.*	120	2,786
Mission Produce, Inc.*	220	2,684
European Wax Center, Inc. — Class A*	150	2,599
Invitae Corp.*	2,340	2,504
Emergent BioSolutions, Inc.*	287	2,448
Kodiak Sciences, Inc.*	399	2,366
Carriage Services, Inc. — Class A	90	2,354
Joint Corp.*	165	2,340
Anika Therapeutics, Inc.*	86	2,330
Sutro Biopharma, Inc.*	517	2,321
MaxCyte, Inc.*	563	2,297
Edgewise Therapeutics, Inc.*	225	2,277
Aaron’s Company, Inc.	183	2,240
OraSure Technologies, Inc.*	426	2,143
Vital Farms, Inc.*	146	2,116
Cerus Corp.*	986	2,110
AngioDynamics, Inc.*	220	2,081
Allakos, Inc.*	417	2,077
Seres Therapeutics, Inc.*	414	2,049
PetIQ, Inc.*	160	2,037
Accuray, Inc.*	550	2,030
iTeos Therapeutics, Inc.*	120	1,954
Vanda Pharmaceuticals, Inc.*	326	1,940
Scholar Rock Holding Corp.*	330	1,921
Utah Medical Products, Inc.	20	1,870
Pulmonx Corp.*	155	1,862
Generation Bio Co.*	522	1,827
Pennant Group, Inc.*	152	1,824
Seer, Inc.*	495	1,822
Turning Point Brands, Inc.	86	1,801
2seventy bio, Inc.*	135	1,608

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Shares	Value
COMMON STOCKS† – 8.6% (continued)
Consumer, Non-cyclical – 1.3% (continued)
Sangamo Therapeutics, Inc.*	1,415	$ 1,585
Cullinan Oncology, Inc.*	154	1,583
Marinus Pharmaceuticals, Inc.*	220	1,564
C4 Therapeutics, Inc.*	460	1,559
Atara Biotherapeutics, Inc.*	1,012	1,548
Inovio Pharmaceuticals, Inc.*	2,464	1,475
Surmodics, Inc.*	80	1,466
Orthofix Medical, Inc.*	78	1,458
Rigel Pharmaceuticals, Inc.*	1,018	1,425
BioLife Solutions, Inc.*	61	1,424
Phathom Pharmaceuticals, Inc.*	120	1,411
Amneal Pharmaceuticals, Inc.*	594	1,390
Organogenesis Holdings, Inc.*	379	1,376
Bluebird Bio, Inc.*	402	1,347
Lexicon Pharmaceuticals, Inc.*	408	1,346
Harvard Bioscience, Inc.*	234	1,308
Stoke Therapeutics, Inc.*	113	1,266
Heron Therapeutics, Inc.*	1,100	1,254
Inogen, Inc.*	116	1,222
MeiraGTx Holdings plc*	177	1,218
Apyx Medical Corp.*	185	1,171
Tenaya Therapeutics, Inc.*	153	1,102
Willdan Group, Inc.*	66	1,100
Sorrento Therapeutics, Inc.*	3,481	1,084
Akebia Therapeutics, Inc.*	1,039	1,081
Verastem, Inc.*	1,027	1,048
Spectrum Pharmaceuticals, Inc.*	971	1,039
Ikena Oncology, Inc.*	161	1,038
Ocugen, Inc.*	2,201	1,012
ORIC Pharmaceuticals, Inc.*	188	947
InfuSystem Holdings, Inc.*	108	945
Lineage Cell Therapeutics, Inc.*	747	941
Erasca, Inc.*	335	908
Vaxart, Inc.*	715	872
Zevra Therapeutics, Inc.*	172	867
EyePoint Pharmaceuticals, Inc.*	142	859
Oramed Pharmaceuticals, Inc.*	212	856
ARS Pharmaceuticals, Inc.*	122	849
Cara Therapeutics, Inc.*	264	840
Tarsus Pharmaceuticals, Inc.*	50	838
PMV Pharmaceuticals, Inc.*	156	835

See notes to financial statements.

30 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Shares	Value
COMMON STOCKS† – 8.6% (continued)
Consumer, Non-cyclical – 1.3% (continued)
Durect Corp.*	134	$ 824
Udemy, Inc.*	81	810
Nature’s Sunshine Products, Inc.*	70	783
HF Foods Group, Inc.*	217	781
Olema Pharmaceuticals, Inc.*	150	776
Cue Biopharma, Inc.*	183	732
CytoSorbents Corp.*	245	728
Honest Company, Inc.*	495	728
Asensus Surgical, Inc.*	1,394	725
ALX Oncology Holdings, Inc.*	105	700
Alpine Immune Sciences, Inc.*	69	687
Ginkgo Bioworks Holdings, Inc.*	428	676
Precigen, Inc.*	565	672
Stereotaxis, Inc.*	295	670
CytomX Therapeutics, Inc.*	386	660
Allovir, Inc.*	175	660
Kinnate Biopharma, Inc.*	153	658
Atossa Therapeutics, Inc.*	697	648
Whole Earth Brands, Inc.*	222	642
Selecta Biosciences, Inc.*	542	640
Adverum Biotechnologies, Inc.*	517	636
Vera Therapeutics, Inc.*	76	635
Celcuity, Inc.*	57	616
Kezar Life Sciences, Inc.*	219	609
Affimed N.V.*	691	608
Inotiv, Inc.*	99	602
Chimerix, Inc.*	435	600
22nd Century Group, Inc.*	959	595
IGM Biosciences, Inc.*	48	578
NGM Biopharmaceuticals, Inc.*	187	567
Annexon, Inc.*	185	553
Absci Corp.*	287	545
Seelos Therapeutics, Inc.*	585	545
Athira Pharma, Inc.*	192	532
Vor BioPharma, Inc.*	113	531
Pulse Biosciences, Inc.*	83	515
CEL-SCI Corp.*	214	514
Inozyme Pharma, Inc.*	85	509
Werewolf Therapeutics, Inc.*	153	488
Disc Medicine, Inc.*	13	483
Gritstone bio, Inc.*	249	481

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Shares	Value
COMMON STOCKS† – 8.6% (continued)
Consumer, Non-cyclical – 1.3% (continued)
ViewRay, Inc.*	837	$ 461
XBiotech, Inc.*	90	459
Graphite Bio, Inc.*	160	454
Bioventus, Inc. — Class A*	164	444
Mind Medicine MindMed, Inc.*	125	442
Verrica Pharmaceuticals, Inc.*	78	442
Paratek Pharmaceuticals, Inc.*	285	436
PhenomeX, Inc.*	607	425
Shattuck Labs, Inc.*	158	412
Curis, Inc.*	516	401
ChromaDex Corp.*	279	393
Kronos Bio, Inc.*	231	386
Personalis, Inc.*	214	385
Instil Bio, Inc.*	629	377
Cardiff Oncology, Inc.*	226	364
Prelude Therapeutics, Inc.*	64	357
DermTech, Inc.*	144	343
Carisma Therapeutics, Inc.	59	335
Talaris Therapeutics, Inc.*	124	329
AirSculpt Technologies, Inc.	38	321
Century Therapeutics, Inc.*	96	305
BioAtla, Inc.*	92	290
Aveanna Healthcare Holdings, Inc.*	235	277
TCR2 Therapeutics, Inc.*	181	268
Greenwich Lifesciences, Inc.*	24	261
Singular Genomics Systems, Inc.*	244	257
MEI Pharma, Inc.*	33	254
Black Diamond Therapeutics, Inc.*	135	251
Spero Therapeutics, Inc.*	144	251
Avrobio, Inc.*	225	247
Homology Medicines, Inc.*	249	243
Bolt Biotherapeutics, Inc.*	136	234
Fortress Biotech, Inc.*	432	232
Cyteir Therapeutics, Inc.*	99	228
Zevia PBC — Class A*	61	221
Precision BioSciences, Inc.*	296	219
Passage Bio, Inc.*	220	209
Pyxis Oncology, Inc.*	62	200
Rent the Runway, Inc. — Class A*	99	199
AppHarvest, Inc.*	415	191
TherapeuticsMD, Inc.*	46	191

See notes to financial statements.

32 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Shares	Value
COMMON STOCKS† – 8.6% (continued)
Consumer, Non-cyclical – 1.3% (continued)
NeuroPace, Inc.*	42	$ 187
Exagen, Inc.*	61	184
Sensei Biotherapeutics, Inc.*	124	181
Mustang Bio, Inc.*	28	179
Quince Therapeutics, Inc.*	118	177
Vincerx Pharma, Inc.*	95	176
PAVmed, Inc.*	429	172
Neoleukin Therapeutics, Inc.*	209	167
Praxis Precision Medicines, Inc.*	194	167
VistaGen Therapeutics, Inc.*	1,156	164
Surface Oncology, Inc.*	208	163
AquaBounty Technologies, Inc.*	326	158
Alpha Teknova, Inc.*	41	157
Atreca, Inc. — Class A*	154	154
Tattooed Chef, Inc.*	281	153
Hookipa Pharma, Inc.*	114	149
Solid Biosciences, Inc.*	23	142
Aligos Therapeutics, Inc.*	125	141
Accelerate Diagnostics, Inc.*	196	137
Beyondspring, Inc.*	133	136
Applied Therapeutics, Inc.*	105	135
Xilio Therapeutics, Inc.*	43	131
Syros Pharmaceuticals, Inc.*	34	131
Angion Biomedica Corp.*	129	126
Magenta Therapeutics, Inc.*	178	115
Eliem Therapeutics, Inc.*	41	115
Retractable Technologies, Inc.*	103	111
VBI Vaccines, Inc.*	37	110
Biodesix, Inc.*	75	105
Molecular Templates, Inc.*	220	103
Portage Biotech, Inc.*	29	101
Sera Prognostics, Inc. — Class A*	31	100
Acutus Medical, Inc.*	113	96
Endo International plc*	2,732	96
Taysha Gene Therapies, Inc.*	133	93
Rapid Micro Biosystems, Inc. — Class A*	86	90
Aspira Women’s Health, Inc.*	28	90
Infinity Pharmaceuticals, Inc.*	521	89
Avalo Therapeutics, Inc.*	30	87
Kala Pharmaceuticals, Inc.*	6	86
Vapotherm, Inc.*	135	82
Oncocyte Corp.*	358	77

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Shares	Value
COMMON STOCKS† – 8.6% (continued)
Consumer, Non-cyclical – 1.3% (continued)
Harpoon Therapeutics, Inc.*	111	$ 75
Telesis Bio, Inc.*	47	75
Oncternal Therapeutics, Inc.*	263	75
SQZ Biotechnologies Co.*	135	75
Forte Biosciences, Inc.*	67	68
Frequency Therapeutics, Inc.*	191	67
Cue Health, Inc.*	85	65
Sientra, Inc.*	34	56
9 Meters Biopharma, Inc.*	67	47
Lucid Diagnostics, Inc.*	29	46
Athersys, Inc.*	49	46
Humanigen, Inc.*	284	45
Trevena, Inc.*	38	43
Talis Biomedical Corp.*	86	42
Applied Molecular Transport, Inc.*	148	39
Eargo, Inc.*	8	38
iBio, Inc.*	51	36
NexImmune, Inc.*	105	34
Aeglea BioTherapeutics, Inc.*	240	31
Ontrak, Inc.*	56	25
Sigilon Therapeutics, Inc.*	6	25
Evelo Biosciences, Inc.*	181	25
Oncorus, Inc.*	121	24
Ampio Pharmaceuticals, Inc.*	78	24
Laird Superfood, Inc.*	37	24
Tonix Pharmaceuticals Holding Corp.*	13	24
GT Biopharma, Inc.*	105	24
Clovis Oncology, Inc.*	672	21
MiNK Therapeutics, Inc.*	11	19
Eterna Therapeutics, Inc.*	8	17
Finch Therapeutics Group, Inc.*	44	12
Rubius Therapeutics, Inc.*	547	10
Landos Biopharma, Inc.*	2	5
Invacare Corp.*,††	200	3
Athenex, Inc.*	26	3
Greenlane Holdings, Inc. — Class A*	5	2
Codiak Biosciences, Inc.*	94	1
Quotient Ltd.*	11	–
Ligand Pharmaceuticals Inc*,††	67	–
Ligand Pharmaceuticals Inc*,††	67	–
IRON*,†††	130	–
Total Consumer, Non-cyclical		6,660,052

See notes to financial statements.

34 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Shares	Value
COMMON STOCKS† – 8.6% (continued)
Industrial – 1.0%
Fortune Brands Innovations, Inc.[1]	6,201	$ 374,850
Boeing Co.*	1,451	298,471
Keysight Technologies, Inc.*	1,753	283,635
General Electric Co.	2,771	281,340
Trane Technologies plc	1,718	280,429
Rockwell Automation, Inc.	995	277,207
Martin Marietta Materials, Inc.	689	274,250
Pentair plc	4,752	263,593
Old Dominion Freight Line, Inc.	834	258,907
Johnson Controls International plc	4,227	252,352
A O Smith Corp.	3,890	248,727
Carrier Global Corp.	5,916	241,964
Garmin Ltd.	2,328	240,133
Dover Corp.	1,697	226,261
Generac Holdings, Inc.*,1	2,048	223,068
Mohawk Industries, Inc.*,1	2,047	188,406
Ball Corp.	2,988	152,866
Stanley Black & Decker, Inc.	1,746	130,898
Saia, Inc.*,1	310	88,089
Tetra Tech, Inc.[1]	630	86,606
Masterbrand, Inc.*,1	6,201	64,366
Exponent, Inc.[1]	606	55,340
Watts Water Technologies, Inc. — Class A1	321	50,862
Summit Materials, Inc. — Class A*,1	1,410	44,598
John Bean Technologies Corp.[1]	366	39,019
Zurn Elkay Water Solutions Corp.[1]	1,417	31,897
Kadant, Inc.[1]	135	25,612
Energizer Holdings, Inc.[1]	783	25,526
ArcBest Corp.[1]	296	24,799
Kennametal, Inc.[1]	980	24,421
Gibraltar Industries, Inc.*,1	384	20,083
Kratos Defense & Security Solutions, Inc.*,1	1,438	18,895
Helios Technologies, Inc.[1]	378	18,692
Vicor Corp.*,1	247	13,672
Montrose Environmental Group, Inc.*,1	305	10,703
GrafTech International Ltd.[1]	2,345	10,060
Ichor Holdings Ltd.*,1	331	10,029
MicroVision, Inc.*	1,959	9,188
CryoPort, Inc.*,1	476	8,763
Tennant Co.[1]	108	7,895
nLight, Inc.*,1	509	7,360
TriMas Corp.[1]	253	6,403

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Shares	Value
COMMON STOCKS† – 8.6% (continued)
Industrial – 1.0% (continued)
Columbus McKinnon Corp.[1]	163	$ 5,946
American Woodmark Corp.*	97	5,772
AZZ, Inc.[1]	143	4,992
Astec Industries, Inc.[1]	133	4,902
Triumph Group, Inc.*	373	4,174
Harsco Corp.*	459	3,883
Mesa Laboratories, Inc.	29	3,755
Smith & Wesson Brands, Inc.	285	3,343
Gorman-Rupp Co.	135	3,231
FARO Technologies, Inc.*,1	212	3,199
GoPro, Inc. — Class A*	755	3,171
CIRCOR International, Inc.*	109	3,159
Manitowoc Company, Inc.*	204	2,928
Blink Charging Co.*	428	2,881
IES Holdings, Inc.*	51	2,418
Luxfer Holdings plc	164	2,355
National Presto Industries, Inc.	30	2,236
Pactiv Evergreen, Inc.	256	1,797
Comtech Telecommunications Corp.	152	1,745
Aspen Aerogels, Inc.*	263	1,728
Daseke, Inc.*	239	1,434
Ranpak Holdings Corp.*	447	1,386
Tutor Perini Corp.*	245	1,323
Pure Cycle Corp.*	114	1,108
Concrete Pumping Holdings, Inc.*	154	1,069
Standard BioTools, Inc.*	454	1,067
Turtle Beach Corp.*	90	1,024
Kopin Corp.*	462	1,003
US Xpress Enterprises, Inc. — Class A*	160	973
Identiv, Inc.*	127	923
Akoustis Technologies, Inc.*	287	907
AMMO, Inc.*	515	906
Latham Group, Inc.*	240	864
American Superconductor Corp.*	164	769
Caesarstone Ltd.	134	622
Byrna Technologies, Inc.*	109	509
Hydrofarm Holdings Group, Inc.*	465	427
Yellow Corp.*	300	381
INNOVATE Corp.*	282	367
AgEagle Aerial Systems, Inc.*	406	148
View, Inc.*	575	90
Total Industrial		5,285,150

See notes to financial statements.

36 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Shares	Value
COMMON STOCKS† – 8.6% (continued)
Communications – 0.7%
Meta Platforms, Inc. — Class A*,1	2,732	$ 723,215
Etsy, Inc.*,1	4,899	397,064
Netflix, Inc.*	751	296,818
Expedia Group, Inc.*,1	2,988	285,981
VeriSign, Inc.*	1,252	279,597
eBay, Inc.	5,107	217,252
Amazon.com, Inc.*	1,757	211,859
Match Group, Inc.*,1	5,697	196,546
F5, Inc.*	1,315	194,068
Walt Disney Co.*	1,941	170,730
News Corp. — Class A	9,266	169,661
Charter Communications, Inc. — Class A*	457	149,051
Warner Bros Discovery, Inc.*	10,664	120,290
DISH Network Corp. — Class A*	8,508	54,706
News Corp. — Class B	2,871	53,056
Cogent Communications Holdings, Inc.[1]	500	30,760
Ziff Davis, Inc.*,1	508	29,992
Perficient, Inc.*,1	380	29,059
Cargurus, Inc.*,1	1,120	21,045
Q2 Holdings, Inc.*,1	638	18,579
Magnite, Inc.*,1	1,523	18,093
DigitalBridge Group, Inc.[1]	1,417	17,656
ePlus, Inc.*,1	312	15,410
Shutterstock, Inc.[1]	274	13,637
Open Lending Corp. — Class A*,1	1,223	12,401
Upwork, Inc.*,1	1,378	11,300
TechTarget, Inc.*,1	305	10,596
Overstock.com, Inc.*,1	504	9,440
Liberty Latin America Ltd. — Class C*,1	906	6,614
Revolve Group, Inc.*,1	420	6,392
Infinera Corp.*,1	1,081	5,297
Clear Channel Outdoor Holdings, Inc.*,1	4,259	5,239
EchoStar Corp. — Class A*	219	3,454
Stitch Fix, Inc. — Class A*	949	3,407
Eventbrite, Inc. — Class A*	448	3,252
iHeartMedia, Inc. — Class A*,1	1,313	3,112
OptimizeRx Corp.*	205	2,878
EW Scripps Co. — Class A*	335	2,640
IDT Corp. — Class B*	85	2,583
1-800-Flowers.com, Inc. — Class A*	317	2,574
NETGEAR, Inc.*	169	2,371

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 37

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Shares	Value
COMMON STOCKS† – 8.6% (continued)
Communications – 0.7% (continued)
Boston Omaha Corp. — Class A*	118	$ 2,251
Anterix, Inc.*	68	2,220
Thryv Holdings, Inc.*	90	2,097
Liquidity Services, Inc.*	135	2,043
Gannett Company, Inc.*	838	1,860
Tucows, Inc. — Class A*	58	1,804
Liberty Latin America Ltd. — Class A*	237	1,735
Ooma, Inc.*	130	1,732
Entravision Communications Corp. — Class A	358	1,478
Quotient Technology, Inc.*	531	1,434
CarParts.com, Inc.*	291	1,213
RealReal, Inc.*	940	1,198
Ribbon Communications, Inc.*	419	1,165
Cambium Networks Corp.*	63	988
Advantage Solutions, Inc.*	455	864
Groupon, Inc.*	140	756
Lands’ End, Inc.*	85	533
Inseego Corp.*	498	533
1stdibs.com, Inc.*	106	402
LiveOne, Inc.*	350	392
comScore, Inc.*	417	375
CalAmp Corp.*	208	366
Solo Brands, Inc. — Class A*	71	293
Telesat Corp.*	41	286
VirnetX Holding Corp.	378	166
Fluent, Inc.*	258	161
CuriosityStream, Inc.*	155	142
National CineMedia, Inc.	358	101
Audacy, Inc.*	703	40
aka Brands Holding Corp.*	55	22
Digital Media Solutions, Inc. — Class A*	19	9
HyreCar, Inc.*	104	1
Total Communications		3,836,335
Basic Materials – 0.1%
Ecolab, Inc.	1,609	265,566
Balchem Corp.[1]	377	46,609
Quaker Chemical Corp.[1]	157	29,800
Tronox Holdings plc — Class A1	1,344	14,300
Novagold Resources, Inc.*,1	1,390	7,158
Compass Minerals International, Inc.[1]	200	6,346
Energy Fuels, Inc.*,1	900	5,292

See notes to financial statements.

38 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Shares	Value
COMMON STOCKS† – 8.6% (continued)
Basic Materials – 0.1% (continued)
Coeur Mining, Inc.*	1,501	$ 4,503
Schnitzer Steel Industries, Inc. — Class A	154	4,237
Danimer Scientific, Inc.*	1,055	3,049
Mativ Holdings, Inc.	136	2,045
Amyris, Inc.*	2,060	1,738
Centrus Energy Corp. — Class A*	57	1,681
Codexis, Inc.*	706	1,560
Gatos Silver, Inc.*	276	1,242
Glatfelter Corp.	261	749
Unifi, Inc.*	81	584
Total Basic Materials		396,459
Energy – 0.0%
Equitrans Midstream Corp.[1]	4,777	40,748
Sunnova Energy International, Inc.*,1	1,009	17,819
SunPower Corp. — Class A*,1	937	9,932
Stem, Inc.*,1	1,328	7,331
DMC Global, Inc.*	111	1,800
Gevo, Inc.*	1,167	1,505
Cleanspark, Inc.*	228	978
Matrix Service Co.*	155	839
Aemetis, Inc.*	161	768
National Energy Services Reunited Corp.*	226	678
Beam Global*	52	618
Eos Energy Enterprises, Inc.*	259	572
Spruce Power Holding Corp.*	625	469
Total Energy		84,057
Utilities – 0.0%
Ameresco, Inc. — Class A*,1	362	15,595
Middlesex Water Co.[1]	101	8,217
Global Water Resources, Inc.	75	876
Via Renewables, Inc.	15	158
Stronghold Digital Mining, Inc. — Class A*	4	27
Total Utilities		24,873
Total Common Stocks
(Cost $70,531,039)		44,685,497
PREFERRED STOCKS†† – 6.6%
Financial – 6.1%
Markel Group, Inc.
6.00%	5,000,000	4,820,896

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 39

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Shares	Value
PREFERRED STOCKS†† – 6.6% (continued)
Financial – 6.1% (continued)
Bank of New York Mellon Corp.
3.75%	5,000,000	$ 4,053,000
Citigroup, Inc.
4.15%	5,000,000	4,050,899
Goldman Sachs Group, Inc.
3.80%	5,000,000	3,971,500
Wells Fargo & Co.
4.38%	139,386	2,404,409
4.75%	61,250	1,160,075
3.90%	400,000	350,400
Bank of America Corp.
4.38%	1,781,500	3,848,635
Reinsurance Group of America, Inc.
7.13% due 10/15/52	110,000	2,817,100
Selective Insurance Group, Inc.
4.60%	85,536	1,401,080
Public Storage
4.10%	58,000	1,110,700
Lincoln National Corp.
9.25%	750,000	768,750
RenaissanceRe Holdings Ltd.
4.20%	38,000	685,900
Jackson Financial, Inc.
8.00%	26,000	631,020
First Republic Bank
4.50%	200,000	1,220
Total Financial		32,075,584
Government – 0.5%
CoBank ACB
4.25%	3,000,000	2,400,000
Consumer, Cyclical – 0.0%
AMC Entertainment Holdings, Inc.*,1	6,030	9,768
Total Preferred Stocks
(Cost $47,019,514)		34,485,352
WARRANTS† – 0.0%
Acropolis Infrastructure Acquisition Corp.
Expiring 03/31/26[2]	4,204	421
Waverley Capital Acquisition Corp. 1
Expiring 04/30/27*,2	5,084	254
Blue Whale Acquisition Corp. I
Expiring 07/09/23*,2	1,500	96

See notes to financial statements.

40 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Shares	Value
WARRANTS† – 0.0% (continued)
Triumph Group, Inc.
Expiring 12/19/23	112	$ 55
Total Warrants
(Cost $1,152)		826
RIGHTS††† – 0.0%
Consumer, Non-cyclical – 0.0%
Carisma Therapeutics, Inc.
Expires 03/31/27	1,182	–
Epizyme, Inc.
Expires 12/31/23	793	–
Radius Health, Inc.
Expires 12/31/25	558	–
Jounce Therapeutics, Inc.
Expires 05/05/25	196	–
Total Consumer, Non-cyclical		–
Total Rights
(Cost $61)		–
EXCHANGE-TRADED FUNDS† – 15.1%
Invesco QQQ Trust Series[1]	66,027	22,976,736
SPDR S&P 500 ETF Trust[1]	53,205	22,231,709
iShares Russell 2000 Index ETF[1]	124,787	21,684,237
iShares Silver Trust*,1	320,800	6,932,488
VanEck Gold Miners ETF[1]	162,400	5,019,784
Total Exchange-Traded Funds
(Cost $90,017,272)		78,844,954
MUTUAL FUND† – 1.1%
Guggenheim Risk Managed Real Estate Fund — Institutional Class[4]	188,944	5,539,837
Total Mutual Fund
(Cost $7,266,455)		5,539,837
CLOSED-END FUNDS† – 2.3%
BlackRock Credit Allocation Income Trust[1]	283,098	2,924,402
Eaton Vance Limited Duration Income Fund[1]	309,597	2,801,853
Western Asset High Income Opportunity Fund, Inc.[1]	744,627	2,784,905
BlackRock Debt Strategies Fund, Inc.[1]	193,981	1,815,662
Blackstone Strategic Credit Fund[1]	88,264	922,359
Ares Dynamic Credit Allocation Fund, Inc.[1]	51,928	612,231
Total Closed-End Funds
(Cost $16,126,613)		11,861,412
MONEY MARKET FUNDS† – 1.1%
Dreyfus Treasury Securities Cash Management Fund —
Institutional Shares, 4.86%[5]	5,147,181	5,147,181

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 41

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Shares	Value
MONEY MARKET FUNDS† – 1.1% (continued)
Dreyfus Treasury Obligations Cash Management Fund —
Institutional Shares, 4.98%[5]	713,620	$ 713,620
Total Money Market Funds
(Cost $5,860,801)		5,860,801
	Face
	Amount~	Value
CORPORATE BONDS†† – 51.4%
Financial – 11.6%
NFP Corp.
6.88% due 08/15/28[6]	3,250,000	2,695,329
7.50% due 10/01/30[1,6]	1,400,000	1,350,203
United Wholesale Mortgage LLC
5.50% due 04/15/29[1,6]	4,300,000	3,590,500
Liberty Mutual Group, Inc.
4.30% due 02/01/61[1,6]	5,250,000	3,130,017
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[1,6]	3,810,000	3,099,625
FS KKR Capital Corp.
3.25% due 07/15/27[1]	3,300,000	2,829,205
Accident Fund Insurance Company of America
8.50% due 08/01/32[1,6]	2,550,000	2,641,851
GLP Capital Limited Partnership / GLP Financing II, Inc.
3.25% due 01/15/32[1]	3,250,000	2,634,595
Iron Mountain, Inc.
5.25% due 07/15/30[1,6]	2,940,000	2,633,819
Kennedy-Wilson, Inc.
5.00% due 03/01/31[1]	3,500,000	2,616,250
OneMain Finance Corp.
4.00% due 09/15/30[1]	3,300,000	2,434,839
AmWINS Group, Inc.
4.88% due 06/30/29[1,6]	2,320,000	2,070,699
Jones Deslauriers Insurance Management, Inc.
10.50% due 12/15/30[1,6]	1,300,000	1,300,000
8.50% due 03/15/30[1,6]	750,000	748,397
Atlantic Marine Corporations Communities LLC
5.38% due 02/15/48[1]	2,073,044	1,643,772
Starwood Property Trust, Inc.
4.38% due 01/15/27[1,6]	1,700,000	1,436,959
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
4.00% due 10/15/33[1,6]	1,800,000	1,355,625
3.88% due 03/01/31[8]	100,000	78,732
Hunt Companies, Inc.
5.25% due 04/15/29[1,6]	1,850,000	1,420,868
Prudential Financial, Inc.
5.13% due 03/01/52[1,3]	1,550,000	1,389,777

See notes to financial statements.

42 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 51.4% (continued)
Financial – 11.6% (continued)
Iron Mountain Information Management Services, Inc.
5.00% due 07/15/32[1,6]	1,600,000	$ 1,363,911
Sherwood Financing plc
4.50% due 11/15/26	EUR 1,500,000	1,347,418
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[1,6]	1,500,000	1,338,750
Swiss Re Finance Luxembourg S.A.
5.00% due 04/02/49[1,3,6]	1,400,000	1,337,000
Credit Suisse AG NY
7.95% due 01/09/25[1]	1,300,000	1,319,825
Global Atlantic Finance Co.
3.13% due 06/15/31[1,6]	1,750,000	1,310,221
NatWest Group plc
7.47% due 11/10/26[1,3]	1,250,000	1,297,443
USI, Inc.
6.88% due 05/01/25[1,6]	1,300,000	1,278,090
Standard Chartered plc
7.78% due 11/16/25[1,3,6]	1,150,000	1,181,390
Toronto-Dominion Bank
8.13% due 10/31/82[1,3]	1,050,000	1,076,061
Ares Finance Company IV LLC
3.65% due 02/01/52[6]	1,650,000	1,052,988
KKR Group Finance Company X LLC
3.25% due 12/15/51[1,6]	1,600,000	1,014,581
PHM Group Holding Oy
4.75% due 06/18/26[6]	EUR 1,000,000	963,656
Corebridge Financial, Inc.
6.88% due 12/15/52[3,6]	900,000	840,298
Bank of Nova Scotia
8.63% due 10/27/82[1,3]	750,000	770,484
Home Point Capital, Inc.
5.00% due 02/01/26[6]	790,000	707,057
Kane Bidco Ltd.
5.00% due 02/15/27	EUR 700,000	690,280
Ryan Specialty LLC
4.38% due 02/01/30[1,6]	450,000	399,056
Total Financial		60,389,571
Consumer, Non-cyclical – 9.2%
DaVita, Inc.
4.63% due 06/01/30[1,6]	5,200,000	4,453,516
US Foods, Inc.
4.63% due 06/01/30[1,6]	4,250,000	3,825,530
Sotheby’s/Bidfair Holdings, Inc.
5.88% due 06/01/29[1,6]	4,400,000	3,465,000

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 43

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 51.4% (continued)
Consumer, Non-cyclical – 9.2% (continued)
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[1,6]	3,242,000	$ 3,063,635
Upbound Group, Inc.
6.38% due 02/15/29[1,6]	3,412,000	3,004,016
ADT Security Corp.
4.88% due 07/15/32[1,6]	3,300,000	2,811,105
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[1,6]	3,125,000	2,797,013
BCP V Modular Services Finance II plc
4.75% due 11/30/28	EUR 3,000,000	2,661,678
Carriage Services, Inc.
4.25% due 05/15/29[1,6]	3,150,000	2,559,154
Sabre GLBL, Inc.
7.38% due 09/01/25[1,6]	3,025,000	2,558,035
CPI CG, Inc.
8.63% due 03/15/26[6]	2,290,000	2,210,377
Bausch Health Companies, Inc.
4.88% due 06/01/28[1,6]	3,300,000	1,990,230
TreeHouse Foods, Inc.
4.00% due 09/01/28[1]	2,000,000	1,721,040
Post Holdings, Inc.
5.50% due 12/15/29[1,6]	1,700,000	1,580,528
Medline Borrower, LP
5.25% due 10/01/29[1,6]	1,750,000	1,497,340
Reynolds American, Inc.
5.70% due 08/15/35	1,550,000	1,450,200
Castor S.p.A.
8.21% (3 Month EURIBOR + 5.25%, Rate Floor: 5.25%) due 02/15/29◊,6	EUR 1,400,000	1,352,410
JBS USA LUX S.A. / JBS USA Food Company / JBS USA Finance, Inc.
4.38% due 02/02/52[1,6]	1,750,000	1,170,543
WW International, Inc.
4.50% due 04/15/29[6]	1,750,000	1,054,375
Garden Spinco Corp.
8.63% due 07/20/30[1,6]	900,000	973,953
Legends Hospitality Holding Company LLC / Legends Hospitality Co-Issuer, Inc.
5.00% due 02/01/26[1,6]	1,075,000	959,438
Catalent Pharma Solutions, Inc.
3.13% due 02/15/29[6]	300,000	244,158
APi Group DE, Inc.
4.75% due 10/15/29[6]	250,000	224,616
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
due 07/31/27[6,7]	1,750,000	96,250
Grifols Escrow Issuer, S.A.U.
3.88% due 10/15/28	EUR 100,000	88,876

See notes to financial statements.

44 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 51.4% (continued)
Consumer, Non-cyclical – 9.2% (continued)
HealthEquity, Inc.
4.50% due 10/01/29[7]	75,000	$ 66,598
Total Consumer, Non-cyclical		47,879,614
Communications – 7.9%
Altice France S.A.
5.13% due 01/15/29[1,6]	5,260,000	3,751,639
5.13% due 07/15/29[1,6]	2,000,000	1,424,148
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 06/01/33[1,6]	6,500,000	4,961,869
British Telecommunications plc
4.88% due 11/23/81[1,3,6]	5,000,000	4,044,500
Vodafone Group plc
5.13% due 06/04/81[1,3]	4,750,000	3,517,331
Ziggo Bond Company BV
5.13% due 02/28/30[1,6]	4,361,000	3,344,053
Level 3 Financing, Inc.
3.75% due 07/15/29[1,6]	6,100,000	3,303,589
McGraw-Hill Education, Inc.
5.75% due 08/01/28[1,6]	1,800,000	1,534,500
8.00% due 08/01/29[1,6]	1,700,000	1,419,500
Vmed O2 UK Financing I plc
4.25% due 01/31/31[1,6]	3,250,000	2,617,893
Zayo Group Holdings, Inc.
4.00% due 03/01/27[1,6]	3,250,000	2,271,001
LCPR Senior Secured Financing DAC
6.75% due 10/15/27[1,6]	1,750,000	1,623,808
5.13% due 07/15/29[1,6]	445,000	368,858
Cengage Learning, Inc.
9.50% due 06/15/24[6]	1,600,000	1,594,608
Rogers Communications, Inc.
5.25% due 03/15/82[3,6]	1,600,000	1,466,880
CSC Holdings LLC
11.25% due 05/15/28[6]	1,000,000	947,500
4.50% due 11/15/31[6]	300,000	208,585
6.50% due 02/01/29[6]	100,000	78,731
Ciena Corp.
4.00% due 01/31/30[1,6]	850,000	734,272
UPC Broadband Finco BV
4.88% due 07/15/31[1,6]	750,000	629,850
Cogent Communications Group, Inc.
7.00% due 06/15/27[1,6]	500,000	480,455
VZ Secured Financing BV
5.00% due 01/15/32[1,6]	500,000	397,683

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 45

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 51.4% (continued)
Communications – 7.9% (continued)
Outfront Media Capital LLC / Outfront Media Capital Corp.
4.25% due 01/15/29[6]	325,000	$ 265,850
Total Communications		40,987,103
Consumer, Cyclical – 5.9%
1011778 BC ULC / New Red Finance, Inc.
4.00% due 10/15/30[1,6]	4,500,000	3,863,131
Station Casinos LLC
4.63% due 12/01/31[1,6]	3,250,000	2,702,212
Penn Entertainment, Inc.
4.13% due 07/01/29[6]	3,350,000	2,701,607
Aramark Services, Inc.
5.00% due 02/01/28[1,6]	2,000,000	1,890,200
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.00% due 06/01/31[1,6]	2,200,000	1,874,642
Air Canada
4.63% due 08/15/29[6]	CAD 2,750,000	1,823,621
Wabash National Corp.
4.50% due 10/15/28[6]	1,750,000	1,522,421
Fertitta Entertainment LLC / Fertitta Entertainment Finance Company, Inc.
4.63% due 01/15/29[1,6]	1,650,000	1,440,153
Boyne USA, Inc.
4.75% due 05/15/29[6]	1,600,000	1,429,009
Scientific Games Holdings Limited Partnership/Scientific Games US FinCo, Inc.
6.63% due 03/01/30[1,6]	1,600,000	1,406,528
Crocs, Inc.
4.25% due 03/15/29[1,6]	1,625,000	1,399,645
Allwyn Entertainment Financing UK plc
7.88% due 04/30/29[6]	1,400,000	1,383,718
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.
5.75% due 01/20/26[1,6]	1,400,000	1,301,407
Steelcase, Inc.
5.13% due 01/18/29[1]	1,450,000	1,249,509
Deuce FinCo plc
5.50% due 06/15/27	GBP 1,200,000	1,248,756
Evergreen Acqco 1 Limited Partnership / TVI, Inc.
9.75% due 04/26/28[1,6]	850,000	850,451
Ritchie Bros Holdings, Inc.
7.75% due 03/15/31[6]	650,000	677,475
Hanesbrands, Inc.
9.00% due 02/15/31[6]	550,000	550,059
4.88% due 05/15/26[6]	100,000	93,137
Tempur Sealy International, Inc.
3.88% due 10/15/31[6]	600,000	479,967

See notes to financial statements.

46 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 51.4% (continued)
Consumer, Cyclical – 5.9% (continued)
Michaels Companies, Inc.
5.25% due 05/01/28[6]	600,000	$ 462,000
JB Poindexter & Company, Inc.
7.13% due 04/15/26[6]	325,000	309,303
Wolverine World Wide, Inc.
4.00% due 08/15/29[6]	300,000	239,310
Total Consumer, Cyclical		30,898,261
Industrial – 5.1%
PGT Innovations, Inc.
4.38% due 10/01/29[1,6]	3,295,000	3,007,907
Standard Industries, Inc.
4.38% due 07/15/30[1,6]	2,400,000	2,026,478
3.38% due 01/15/31[1,6]	1,000,000	781,126
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[1,6]	2,300,000	2,185,000
5.25% due 07/15/28[1,6]	450,000	398,250
GrafTech Finance, Inc.
4.63% due 12/15/28[1,6]	3,200,000	2,552,118
TK Elevator US Newco, Inc.
5.25% due 07/15/27[1,6]	2,630,000	2,421,381
Harsco Corp.
5.75% due 07/31/27[1,6]	2,625,000	2,269,876
MIWD Holdco II LLC / MIWD Finance Corp.
5.50% due 02/01/30[1,6]	2,600,000	2,093,000
Pactiv Evergreen Group Issuer Incorporated/Pactiv Evergreen Group Issuer LLC
4.00% due 10/15/27[6]	2,150,000	1,893,978
Builders FirstSource, Inc.
6.38% due 06/15/32[1,6]	1,500,000	1,475,804
Clearwater Paper Corp.
4.75% due 08/15/28[1,6]	1,609,000	1,427,648
Artera Services LLC
9.03% due 12/04/25[1,6]	1,600,000	1,368,011
Mauser Packaging Solutions Holding Co.
7.88% due 08/15/26[6]	700,000	693,783
9.25% due 04/15/27[1,6]	350,000	319,420
Fortune Brands Innovations, Inc.
4.50% due 03/25/52	1,200,000	895,658
Great Lakes Dredge & Dock Corp.
5.25% due 06/01/29[6]	1,025,000	805,332
Waste Pro USA, Inc.
5.50% due 02/15/26[6]	100,000	91,981
Total Industrial		26,706,751

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 47

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 51.4% (continued)
Energy – 4.6%
NuStar Logistics, LP
6.38% due 10/01/30[1]	6,000,000	$ 5,775,000
Occidental Petroleum Corp.
7.95% due 06/15/39[1]	3,190,000	3,564,825
ITT Holdings LLC
6.50% due 08/01/29[1,6]	3,750,000	2,990,625
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27[1]	2,400,000	2,304,000
6.88% due 01/15/29[1]	675,000	620,426
CVR Energy, Inc.
5.75% due 02/15/28[1,6]	3,300,000	2,773,584
Valero Energy Corp.
4.00% due 06/01/52[1]	3,350,000	2,471,669
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26[1]	1,750,000	1,518,125
EnLink Midstream LLC
6.50% due 09/01/30[1,6]	975,000	968,973
BP Capital Markets plc
4.88%[1,3,8]	500,000	454,375
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
5.75% due 04/01/25	150,000	147,123
5.63% due 05/01/27[6]	125,000	117,881
Total Energy		23,706,606
Basic Materials – 4.4%
Kaiser Aluminum Corp.
4.50% due 06/01/31[1,6]	4,350,000	3,418,012
SK Invictus Intermediate II SARL
5.00% due 10/30/29[1,6]	4,250,000	3,374,202
Diamond BC BV
4.63% due 10/01/29[6]	3,250,000	3,262,350
Carpenter Technology Corp.
7.63% due 03/15/30[1]	3,000,000	3,015,000
6.38% due 07/15/28	200,000	192,766
Ingevity Corp.
3.88% due 11/01/28[1,6]	2,900,000	2,393,370
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[1,6]	2,250,000	2,075,869
Compass Minerals International, Inc.
6.75% due 12/01/27[1,6]	1,943,000	1,857,994
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[1,6]	1,850,000	1,615,959
Anglo American Capital plc
5.63% due 04/01/30[6]	1,050,000	1,049,035

See notes to financial statements.

48 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 51.4% (continued)
Basic Materials – 4.4% (continued)
Valvoline, Inc.
4.25% due 02/15/30[6]	400,000	$ 392,451
WR Grace Holdings LLC
4.88% due 06/15/27[6]	250,000	231,863
Total Basic Materials		22,878,871
Technology – 2.4%
Dun & Bradstreet Corp.
5.00% due 12/15/29[6]	3,300,000	2,874,960
NCR Corp.
5.25% due 10/01/30[1,6]	3,250,000	2,774,727
AthenaHealth Group, Inc.
6.50% due 02/15/30[6]	3,200,000	2,635,783
CDW LLC / CDW Finance Corp.
3.57% due 12/01/31[1]	1,900,000	1,587,587
Central Parent Incorporated / CDK Global Inc
7.25% due 06/15/29[1,6]	1,350,000	1,321,148
Broadcom, Inc.
3.19% due 11/15/36[1,6]	1,750,000	1,309,566
Total Technology		12,503,771
Utilities – 0.3%
Terraform Global Operating, LP
6.13% due 03/01/26[1,6]	1,150,000	1,104,000
NRG Energy, Inc.
7.00% due 03/15/33[6]	650,000	655,822
Total Utilities		1,759,822
Total Corporate Bonds
(Cost $314,730,588)		267,710,370
SENIOR FLOATING RATE INTERESTS††,◊ – 27.7%
Consumer, Non-cyclical – 9.4%
LaserAway Intermediate Holdings II LLC
11.08% (3 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 10/14/27	5,678,125	5,550,367
Gibson Brands, Inc.
10.25% (3 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 08/11/28	5,678,125	4,504,627
Lyons Magnus
7.55% (3 Month Term SOFR + 2.50%, Rate Floor: 5.05%) (in-kind rate was 4.25%)
due 05/10/27[10]	5,836,385	4,173,015
National Mentor Holdings, Inc.
8.95% ((1 Month Term SOFR + 3.75%) and (3 Month Term SOFR + 3.75%),
Rate Floor: 3.75%) due 03/02/28	5,253,714	3,902,196
8.75% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 03/02/28	168,375	125,060
Kronos Acquisition Holdings, Inc.
11.38% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 12/22/26	3,258,750	3,160,987

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 49

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 27.7% (continued)
Consumer, Non-cyclical – 9.4% (continued)
HAH Group Holding Co. LLC
10.15% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 10/29/27	1,633,500	$ 1,584,495
10.26% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 10/29/27	1,476,978	1,441,279
Triton Water Holdings, Inc.
8.66% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 03/31/28	2,954,892	2,795,742
Florida Food Products LLC
10.15% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 10/18/28†††	3,217,500	2,734,875
Women’s Care Holdings, Inc.
9.55% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 01/17/28	2,954,887	2,677,867
Blue Ribbon LLC
11.03% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.75%) due 05/08/28	3,746,835	2,535,371
Southern Veterinary Partners LLC
9.15% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 10/05/27	2,122,232	2,047,954
PetIQ LLC
9.36% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 04/13/28†††	1,922,409	1,797,452
Zep, Inc.
9.16% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 08/12/24	1,986,043	1,672,248
Mission Veterinary Partners
5.15% (1 Month USD LIBOR - –%, Rate Floor: 5.15%) due 04/27/28	1,674,500	1,595,665
Inception Holdco SARL
8.77% (3 Month EURIBOR + 5.75%, Rate Floor: 5.75%) due 09/26/29†††	EUR 1,400,000	1,449,207
Pimente Investissement S.A.S.
6.77% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 12/29/28	EUR 1,350,000	1,407,608
Chefs’ Warehouse, Inc.
10.00% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 08/23/29	1,144,250	1,139,959
Dhanani Group, Inc.
11.17% (1 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 06/10/27†††	1,134,318	1,122,975
Weber-Stephen Products LLC
8.52% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 10/29/27	1,040,265	905,030
Grifols Worldwide Operations USA, Inc.
7.36% (3 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 11/15/27	300,000	288,114
Elanco Animal Health, Inc.
6.84% (1 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 08/02/27	281,903	272,874
Bombardier Recreational Products, Inc.
7.25% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 05/24/27	270,802	262,396
TGP Holdings LLC
8.40% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 06/29/28	188,461	155,028
Total Consumer, Non-cyclical		49,302,391
Industrial – 6.5%
Pelican Products, Inc.
9.41% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 12/29/28	5,678,125	5,110,312
American Bath Group LLC
9.00% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 11/23/27	5,665,586	5,107,016

See notes to financial statements.

50 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 27.7% (continued)
Industrial – 6.5% (continued)
Arcline FM Holdings LLC
9.91% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 06/23/28	4,432,500	$ 4,207,196
Protective Industrial Products, Inc.
9.15% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/29/27	3,772,480	3,590,156
Merlin Buyer, Inc.
9.15% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 12/14/28	3,267,000	3,138,378
ASP Dream Acquisiton Co. LLC
9.50% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 12/15/28	3,217,500	3,104,888
Icebox Holdco III, Inc.
8.91% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/28	3,170,743	3,043,342
Rinchem Company LLC
9.50% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 03/02/29†††	3,176,000	2,953,680
Saverglass
7.10% (3 Month EURIBOR + 4.15%, Rate Floor: 4.15%) due 02/19/29	EUR 1,500,000	1,559,327
Atlantic Aviation
9.15% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 09/22/28	798,000	790,850
PECF USS Intermediate Holding III Corp.
9.52% ((1 Month USD LIBOR + 4.25%) and (3 Month USD LIBOR + 4.25%),
Rate Floor: 4.75%) due 12/15/28	446,608	346,568
US Farathane LLC
9.41% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/23/24	336,000	335,859
Dispatch Terra Acquisition LLC
9.30% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 03/27/28	196,992	173,353
LTI Holdings, Inc.
8.65% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/08/25	174,089	166,566
White Cap Supply Holdings LLC
8.90% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 10/19/27	99,246	97,460
Total Industrial		33,724,951
Consumer, Cyclical – 5.9%
Pacific Bells LLC
9.66% (3 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 11/10/28	4,938,144	4,808,518
Secretariat Advisors LLC
9.91% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 12/29/28†††	4,351,000	4,198,714
First Brands Group LLC
10.25% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 03/30/27	3,251,492	3,124,684
BRE/Everbright M6 Borrower LLC
10.09% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 09/09/26	2,462,000	2,435,337
Cordobes Holdco SL
7.66% (1 Month EURIBOR + 4.50%, Rate Floor: 4.50%) due 02/02/29	EUR 2,400,000	2,355,104
Breitling Financing SARL
6.69% (3 Month EURIBOR + 3.68%, Rate Floor: 3.68%) due 10/25/28	EUR 2,000,000	2,078,717
FR Refuel LLC
10.02% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 11/08/28†††	1,974,417	1,905,312

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 51

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 27.7% (continued)
Consumer, Cyclical – 5.9% (continued)
NFM & J LLC
10.90% (1 Month USD LIBOR + 5.75%, Rate Floor: 6.75%) due 11/30/27†††	1,840,921	$ 1,801,929
The Facilities Group
11.16% ((3 Month USD LIBOR + 5.75%) and (3 Month Term SOFR + 5.75%),
Rate Floor: 6.75%) due 11/30/27†††	1,698,376	1,662,402
Fertitta Entertainment LLC
9.15% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 01/29/29	1,683,000	1,618,137
Freshworld Holding IV GmbH
6.19% (6 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 10/02/26	EUR 1,250,000	1,299,653
SP PF Buyer LLC
9.65% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 12/22/25	1,969,231	1,260,308
Michaels Stores, Inc.
9.41% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 04/15/28	1,014,673	889,746
Congruex Group LLC
10.95% (3 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 05/03/29†††	446,625	432,110
New Trojan Parent, Inc.
8.36% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 01/06/28	669,886	411,980
American Tire Distributors, Inc.
11.49% (3 Month Term SOFR + 6.25%, Rate Floor: 6.25%) due 10/20/28	445,500	374,728
Caesars Entertainment, Inc.
8.50% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 02/06/30	200,000	198,094
Outcomes Group Holdings, Inc.
12.75% (1 Month Term SOFR + 7.50%, Rate Floor: 7.50%) due 10/26/26†††	150,000	142,500
CCRR Parent, Inc.
8.91% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/06/28	24,508	23,406
Total Consumer, Cyclical		31,021,379
Technology – 2.7%
Misys Ltd.
8.65% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	5,639,550	5,351,595
Project Ruby Ultimate Parent Corp.
10.90% (1 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 03/10/28†††	2,736,250	2,736,663
Avalara, Inc.
12.15% (3 Month Term SOFR + 7.25%, Rate Floor: 7.25%) due 10/19/28†††	2,636,364	2,602,086
Precise Midco BV
6.96% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 05/13/26	EUR 1,500,000	1,583,634
Atlas CC Acquisition Corp.
9.78% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 05/25/28	893,182	786,563
CoreLogic, Inc.
8.69% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 06/02/28	496,222	442,600
Apttus Corp.
9.52% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/08/28	393,985	376,551
Total Technology		13,879,692

See notes to financial statements.

52 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 27.7% (continued)
Financial – 1.7%
Eisner Advisory Group
10.52% (1 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 07/28/28	3,102,650	$ 3,079,380
HighTower Holding LLC
9.13% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/21/28	2,789,300	2,621,942
Franchise Group, Inc.
10.09% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 03/10/26	1,350,000	1,260,563
Jones Deslauriers Insurance Management, Inc.
9.29% (3 Month Canada Banker Acceptance + 4.25%, Rate Floor: 5.00%)
due 03/27/28†††	CAD 835,180	603,067
Apex Group Treasury LLC
9.99% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 07/27/28†††	548,625	537,652
Asurion LLC
9.50% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 08/20/28	500,000	459,375
Claros Mortgage Trust, Inc.
9.67% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 08/10/26	345,625	302,422
Total Financial		8,864,401
Communications – 0.8%
Cengage Learning Acquisitions, Inc.
9.88% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 07/14/26	3,949,875	3,721,295
McGraw Hill LLC
9.94% ((1 Month USD LIBOR + 4.75%) and (6 Month USD LIBOR + 4.75%),
Rate Floor: 5.25%) due 07/28/28	394,987	369,973
Flight Bidco, Inc.
8.77% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 07/23/25	148,831	136,367
Total Communications		4,227,635
Basic Materials – 0.6%
NIC Acquisition Corp.
8.91% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 12/29/27	3,058,042	2,348,148
Ascend Performance Materials Operations LLC
9.71% (6 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 08/27/26	522,328	496,322
LTI Holdings, Inc.
9.90% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 07/24/26	495,557	476,047
Total Basic Materials		3,320,517
Utilities – 0.1%
Hamilton Projects Acquiror LLC
9.66% (3 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 06/17/27	350,649	344,951
Total Senior Floating Rate Interests
(Cost $157,587,795)		144,685,917

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 53

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 16.8%
Collateralized Loan Obligations – 7.4%
CIFC Funding Ltd.
2021-4RA DR, 12.25% (3 Month USD LIBOR + 7.00%, Rate Floor: 7.00%)
due 01/17/35◊,7	9,000,000	$ 7,965,317
2022-3A E, 12.33% (3 Month Term SOFR + 7.27%, Rate Floor: 7.27%) due 04/21/35◊,6	1,000,000	936,260
Madison Park Funding LIII Ltd.
2022-53A E, 11.06% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 04/21/35◊,6	7,500,000	6,780,683
Boyce Park CLO Ltd.
2022-1A E, 11.31% (3 Month Term SOFR + 6.25%, Rate Floor: 6.25%) due 04/21/35◊,6	4,000,000	3,573,817
ABPCI Direct Lending Fund IX LLC
2021-9A BR, 7.79% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 11/18/31◊,6	3,500,000	3,301,207
Palmer Square Loan Funding Ltd.
2022-1A D, 9.99% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 04/15/30◊,6	3,500,000	3,117,322
ACRES Commercial Realty Ltd.
2021-FL2 D, 8.21% (1 Month USD LIBOR + 3.10%, Rate Floor: 3.10%) due 01/15/37◊,6	3,250,000	2,997,281
Carlyle Global Market Strategies
2022-1A E, 12.34% (3 Month Term SOFR + 7.35%, Rate Floor: 7.35%) due 04/15/35◊,6	2,250,000	2,048,549
Neuberger Berman Loan Advisers CLO 47 Ltd.
2022-47A E, 11.24% (3 Month Term SOFR + 6.25%, Rate Floor: 6.25%) due 04/14/35◊,6	1,750,000	1,622,930
Fontainbleau Vegas
10.43% (1 Month Term SOFR + 5.65%, Rate Floor: 5.65%) due 01/31/26◊,†††	1,321,079	1,321,079
Voya CLO Ltd.
2022-1A SUB, due 04/20/35[6,10]	1,750,000	1,273,631
Cerberus Loan Funding XL LLC
2023-1A D, 11.19% (3 Month Term SOFR + 6.40%, Rate Floor: 6.40%) due 03/22/35◊,6	1,000,000	1,001,381
FS Rialto Issuer LLC
2022-FL6 C, 9.30% (1 Month Term SOFR + 4.23%, Rate Floor: 4.23%) due 08/17/37◊,6	1,000,000	989,830
LCCM Trust
2021-FL2 C, 7.26% (1 Month USD LIBOR + 2.15%, Rate Floor: 2.15%) due 12/13/38◊,6	1,000,000	908,321
Carlyle US CLO Ltd.
2022-4A DR, 11.59% (3 Month Term SOFR + 6.60%, Rate Floor: 6.60%) due 04/15/35◊,6	1,000,000	894,683
Total Collateralized Loan Obligations		38,732,291
Transport-Aircraft – 3.5%
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[6,11]	3,681,581	3,221,439
AASET Trust
2021-1A, 2.95% due 11/16/41[6]	972,170	875,974
2021-2A, 2.80% due 01/15/47[6]	846,319	724,026
2019-1, 3.84% due 05/15/39[6]	883,808	636,366
2021-2A, 3.54% due 01/15/47[6]	593,662	448,257
2020-1A, 3.35% due 01/16/40[6]	371,514	312,188
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[6]	3,362,217	2,978,991

See notes to financial statements.

54 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 16.8% (continued)
Transport-Aircraft – 3.5% (continued)
Start Ltd.
2018-1, 4.09% due 05/15/43[6]	1,567,757	$ 1,364,074
2018-1, 5.32% due 05/15/43[6]	1,610,750	1,226,597
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[6]	2,929,324	2,435,264
Project Silver
2019-1, 3.97% due 07/15/44[6]	1,780,592	1,495,715
Labrador Aviation Finance Ltd.
2016-1A, 4.30% due 01/15/42[6]	1,692,389	1,379,064
Start II Ltd.
2019-1, 4.09% due 03/15/44[6]	723,747	640,016
Castlelake Aircraft Securitization Trust
2019-1A, 3.97% due 04/15/39[6]	411,941	366,096
Total Transport-Aircraft		18,104,067
Infrastructure – 2.4%
Hotwire Funding LLC
2021-1, 4.46% due 11/20/51[6]	7,700,000	6,498,745
VB-S1 Issuer LLC - VBTEL
2022-1A, 5.27% due 02/15/52[6]	5,000,000	4,490,607
Blue Stream Issuer LLC
2023-1A, 6.90% due 05/20/53†††,6	1,000,000	962,581
Vault DI Issuer LLC
2021-1A, 2.80% due 07/15/46[6]	650,000	553,758
Total Infrastructure		12,505,691
Financial – 2.1%
Lightning A
5.50% due 03/01/37†††	3,829,444	3,596,679
Thunderbird A
5.50% due 03/01/37†††	3,811,667	3,579,981
Ceamer Finance LLC
6.92% due 11/15/37†††	2,732,524	2,659,607
Lightning B
7.50% due 03/01/37†††	495,575	454,646
Thunderbird B
7.50% due 03/01/37†††	493,275	452,535
Total Financial		10,743,448
Single Family Residence – 0.5%
FirstKey Homes Trust
2020-SFR2, 4.50% due 10/19/37[6]	1,100,000	1,007,277
2020-SFR2, 4.00% due 10/19/37[6]	1,100,000	1,002,062
2020-SFR2, 3.37% due 10/19/37[6]	700,000	635,894
Total Single Family Residence		2,645,233

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 55

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 16.8% (continued)
Net Lease – 0.5%
CARS-DB4, LP
2020-1A, 4.52% due 02/15/50[6]	1,000,000	$ 888,416
2020-1A, 4.95% due 02/15/50[6]	850,000	711,740
SVC ABS LLC
2023-1A, 5.55% due 02/20/53[6]	999,375	935,150
Total Net Lease		2,535,306
Whole Business – 0.3%
Five Guys Funding LLC
2017-1A, 4.60% due 07/25/47[6]	1,723,750	1,678,577
Insurance – 0.1%
CHEST
7.13% due 03/15/43†††	500,000	495,418
Total Asset-Backed Securities
(Cost $94,662,178)		87,440,031
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 3.7%
Government Agency – 1.9%
Fannie Mae
4.00% due 07/01/52[1]	7,139,897	6,807,392
Freddie Mac
4.00% due 06/01/52[1]	3,584,831	3,407,818
Total Government Agency		10,215,210
Residential Mortgage-Backed Securities – 1.6%
LSTAR Securities Investment Ltd.
2023-1, 8.31% (SOFR + 3.50%, Rate Floor: 0.00%) due 01/01/28◊,6	2,686,091	2,660,704
Finance of America HECM Buyout
2022-HB2, 6.00% (WAC) due 08/01/32◊,6	1,450,000	1,333,583
Carrington Mortgage Loan Trust Series
2006-NC5, 5.29% (1 Month USD LIBOR + 0.15%, Rate Cap/Floor: 14.50%/0.15%)
due 01/25/37◊	1,517,377	1,303,059
GCAT Trust
2022-NQM5, 5.71% due 08/25/67[6,11]	740,474	716,784
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊,12	700,000	592,783
PRPM LLC
2023-1, 6.88% (WAC) due 02/25/28◊,6	578,538	573,946
OBX Trust
2022-NQM8, 6.10% due 09/25/62[6,11]	464,447	456,997
Citigroup Mortgage Loan Trust
2022-A, 6.17% due 09/25/62[6,11]	425,968	421,552
CSMC Trust
2020-RPL5, 3.02% (WAC) due 08/25/60◊,6	304,783	299,348
Total Residential Mortgage-Backed Securities		8,358,756

See notes to financial statements.

56 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 3.7% (continued)
Commercial Mortgage-Backed Securities – 0.2%
BX Trust
2023-DELC, 8.34% (1 Month SOFR + 3.34%, Rate Floor: 3.34%)
due 06/15/38◊,6	1,000,000	$ 997,813
Total Collateralized Mortgage Obligations
(Cost $20,225,073)		19,571,779
U.S. GOVERNMENT SECURITIES†† – 1.5%
U.S. Treasury Bonds
due 08/15/51[1,13,14]	12,650,000	4,341,575
due 05/15/44[1,13,14]	1,910,000	820,441
due 11/15/44[13,14]	1,910,000	802,702
due 02/15/46[1,13,14]	1,920,000	770,175
U.S. Treasury Notes
4.13% due 11/15/32	903,000	936,440
Total U.S. Government Securities
(Cost $8,810,747)		7,671,333
CONVERTIBLE BONDS†† – 0.2%
Consumer, Non-cyclical – 0.2%
Block, Inc.
due 05/01/26[13]	1,090,000	900,885
Communications – 0.0%
Cable One, Inc.
due 03/15/26[13]	450,000	364,275
Total Convertible Bonds
(Cost $1,332,906)		1,265,160
FOREIGN GOVERNMENT DEBT†† – 0.2%
Panama Government International Bond
4.50% due 01/19/63[1]	1,700,000	1,219,454
Total Foreign Government Debt
(Cost $1,689,502)		1,219,454
	Notional
	Value~
OTC OPTIONS PURCHASED†† – 0.1%
Call Options on:
Goldman Sachs International
10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	15,700,000	53,785
Morgan Stanley Capital Services LLC
10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	14,900,000	51,045
Barclays Bank plc
10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	14,750,000	50,531
Goldman Sachs International
10Y-2Y SOFR CMS CAP Expiring December 2023 with strike price of $0.20	15,700,000	38,993

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 57

SCHEDULE OF INVESTMENTS continued	May 31, 2023

	Notional
	Value~	Value
OTC OPTIONS PURCHASED†† – 0.1% (continued)
Call Options on: (continued)
Morgan Stanley Capital Services LLC
10Y-2Y SOFR CMS CAP Expiring December 2023 with strike price of $0.10	14,900,000	$ 37,006
Barclays Bank plc
10Y-2Y SOFR CMS CAP Expiring December 2023 with strike price of $0.20	14,850,000	36,882
Bank of America, N.A.
10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	7,400,000	25,351
Bank of America, N.A.
10Y-2Y SOFR CMS CAP Expiring December 2023 with strike price of $0.20	7,300,000	18,130
Total OTC Options Purchased
(Cost $450,970)		311,723
Total Investments – 136.4%
(Cost $836,312,666)		$ 711,154,446
	Contracts
LISTED OPTIONS WRITTEN† – (0.4)%
Call Options on:
Russell 2000 Index Expiring June 2023 with strike price of $1,770.00
(Notional Value $21,695,660)	124	(285,200)
S&P 500 Index Expiring June 2023 with strike price of $4,115.00
(Notional Value $22,153,099)	53	(538,215)
NASDAQ-100 Index Expiring June 2023 with strike price of $13,550.00
(Notional Value $22,806,544)	16	(1,268,480)
Total Listed Options Written
(Premiums received $1,449,830)		(2,091,895)
Other Assets & Liabilities, net – (36.0)%		(187,847,191)
Total Net Assets – 100.0%		$ 521,215,360

See notes to financial statements.

58 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2023

Centrally Cleared Credit Default Swap Agreements ††
									Upfront
				Protection					Premiums
				Premium	Payment	Maturity	Notional		Paid	Unrealized
Counterparty	Exchange	Index	Protection	Rate	Frequency	Date	Amount	Value	(Received)	Depreciation**
J.P. Morgan
Securities
LLC	ICE	CDX.NA.HY.37.V3	Sold	5.00%	Quarterly	12/20/26	$29,400,000	$1,044,013	$1,698,923	$(654,910)
J.P. Morgan
Securities
LLC	ICE	CDX.NA.HY.40.V1	Purchased	5.00%	Quarterly	06/20/28	10,000,000	(106,668)	(65,432)	(41,236)
J.P. Morgan
Securities
LLC	ICE	ITRAXX.EUR.38.V1	Purchased	1.00%	Quarterly	12/20/27	22,700,000	(240,584)	(133,345)	(107,239)
								$696,761	$1,500,146	$(803,385)

Centrally Cleared Interest Rate Swap Agreements††
Upfront
	Floating	Floating						Premiums
	Rate	Rate	Fixed	Payment	Maturity	Notional		Paid	Unrealized
Counterparty Exchange	Type	Index	Rate	Frequency	Date	Amount	Value	(Received)	Depreciation**
J.P. Morgan
Securities LLC CME	Pay	U.S.	2.78%	Annually	07/18/27	$53,800,000	$(1,747,881)	$406	$(1,748,287)
Secured
Overnight
Financing Rate

Total Return Swap Agreements††
Value and
			Financing	Payment	Maturity		Notional	Unrealized
Counterparty	Index	Type	Rate	Frequency	Date	Units	Amount	Appreciation
OTC Equity Index Swap Agreements
5.38%
Goldman Sachs	SPDR Gold		(Federal Funds
International	Trust ETF	Pay	Rate + 0.30%)	At Maturity	06/07/23	42,000	$7,657,440	$399,000

Forward Foreign Currency Exchange Contracts††
				Contract	Settlement	Unrealized
Counterparty	Currency	Type	Quantity	Amount	Date	Appreciation
Barclays Bank plc	EUR	Sell	17,816,000	19,371,141 USD	06/16/23	$310,600
Goldman Sachs	CAD	Sell	3,328,000	2,455,536 USD	06/16/23	2,429
International
JPMorgan Chase	GBP	Sell	1,039,000	1,294,723 USD	06/16/23	2,096
Bank, N.A.
						$315,125

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 59

SCHEDULE OF INVESTMENTS continued	May 31, 2023

†††	Value determined based on Level 3 inputs — See Note 6.
◊	Variable rate security. Rate indicated is the rate effective at May 31, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer.
The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
1	All or a portion of these securities have been physically segregated in connection with borrowings, options, reverse repurchase agreements and unfunded loan commitments. As of May 31, 2023, the total value of segregated securities was $279,250,497.
2	Special Purpose Acquisition Company (SPAC).
3	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
4	Affiliated issuer.
5	Rate indicated is the 7-day yield as of May 31, 2023.
6	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section
4(a)(2) securities is $295,517,290 (cost $340,211,072), or 56.7% of total net assets.
7	Security is in default of interest and/or principal obligations.
8	Perpetual maturity.
9	Payment-in-kind security.
10	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
11	Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at May 31, 2023. See table below for additional step information for each security.
12	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $592,783 (cost $607,707), or 0.1% of total net assets — See Note 12.
13	Zero coupon rate security.
14	Security is a principal-only strip.

CAD	— Canadian Dollar
CDX.NA.HY.37.V3	— Credit Default Swap North American High Yield Series 37 Index Version 3
CDX.NA.HY.40.V1	— Credit Default Swap North American High Yield Series 40 Index Version 1
CME	— Chicago Mercantile Exchange
CMS	— Constant Maturity Swap
EUR	— Euro
EURIBOR	— European Interbank Offered Rate
GBP	— British Pound
ICE	— Intercontinental Exchange
ITRAXX.EUR.38.V1	— iTraxx Europe Series 38 Index Version 1
LIBOR	— London Interbank Offered Rate
plc	— Public Limited Company
REIT	— Real Estate Investment Trust
SARL	— Société à Responsabilité Limitée
SOFR	— Secured Overnight Financing Rate
WAC	— Weighted Average Coupon

See Sector Classification in Other Information section.

See notes to financial statements.

60 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2023

The following table summarizes the inputs used to value the Fund's investments at May 31, 2023 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$ 44,685,307	$ 110	$ 80	$ 44,685,497
Preferred Stocks	—	34,485,352	—	34,485,352
Warrants	826	—	—	826
Rights	—	—	—*	—
Exchange-Traded Funds	78,844,954	—	—	78,844,954
Mutual Fund	5,539,837	—	—	5,539,837
Closed-End Funds	11,861,412	—	—	11,861,412
Money Market Funds	5,860,801	—	—	5,860,801
Corporate Bonds	—	267,710,370	—	267,710,370
Senior Floating Rate Interests	—	118,005,293	26,680,624	144,685,917
Asset-Backed Securities	—	73,917,505	13,522,526	87,440,031
Collateralized Mortgage Obligations	—	19,571,779	—	19,571,779
U.S. Government Securities	—	7,671,333	—	7,671,333
Convertible Bonds	—	1,265,160	—	1,265,160
Foreign Government Debt	—	1,219,454	—	1,219,454
Options Purchased	—	311,723	—	311,723
Forward Foreign Currency
Exchange Contracts**	—	315,125	—	315,125
Equity Index Swap Agreements**	—	399,000	—	399,000
Total Assets	$ 146,793,137	$ 524,872,204	$ 40,203,230	$ 711,868,571

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Liabilities)	Quoted Prices	Inputs	Inputs	Total
Options Written	$ 2,091,895	$ —	$ —	$ 2,091,895
Credit Default Swap Agreements**	—	803,385	—	803,385
Interest Rate Swap Agreements**	—	1,748,287	—	1,748,287
Unfunded Loan Commitments (Note 11)	—	—	7,057	7,057
Total Liabilities	$ 2,091,895	$ 2,551,672	$ 7,057	$ 4,650,624

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Schedule of Investments for a breakdown of investments by industry category.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $174,702,818 are categorized as Level 2 within the disclosure hierarchy — See Note 7.

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 61

SCHEDULE OF INVESTMENTS continued	May 31, 2023

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

	Ending Balance at		Unobservable	Input	Weighted
Category	May 31, 2023	Valuation Technique	Inputs	Range	Average*
Assets:
Asset-Backed Securities	$ 9,404,920	Yield Analysis	Yield	6.2%-8.7%	6.7%
Asset-Backed Securities	2,659,607	Option adjusted spread
		off prior month end
		broker quote	Broker Quote	—	—
Asset-Backed Securities	1,457,999	Option adjusted spread
		off trade price	Trade Price	—	—
Common Stocks	80	Model Price	Liquidation Value	—	—
Senior Floating Rate Interests	15,305,362	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	8,773,176	Yield Analysis	Yield	9.9%-11.6%	11.2%
Senior Floating Rate Interests	2,602,086	Model Price	Purchase Price	—	—
Total Assets	$ 40,203,230
Liabilities:
Unfunded Loan Commitments	$ 7,057	Model Price	Purchase Price	—	—

* Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield or liquidation value would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended May 31, 2023, the Fund had securities with a total value of $4,516,549 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $17,599,393 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

See notes to financial statements.

62 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2023

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended May 31, 2023:

			Assets				Liabilities
			Senior				Unfunded
			Floating				Loan
	Asset-Backed	Corporate	Rate		Common	Total	Commit-
	Securities	Bonds	Interests	Rights	Stocks	Assets	ments
Beginning Balance	$ 4,051,141	$ 13,039,216	$ 31,783,834	$ —	$—	$ 48,874,191	$(60,563)
Purchases/(Receipts)	10,143,279	—	9,059,070	61	—	19,202,410	(45,609)
(Sales, maturities and paydowns)/Fundings	(17,476)	(13,000,000)	(643,369)	—	—	(13,660,845)	22,522
Amortization of premiums/discounts	265	—	44,101	—	—	44,366	(6,583)
Total realized gains (losses) included
in earnings	—	—	(7,105)	—	—	(7,105)	(2,903)
Total change in unrealized appreciation
(depreciation) included in earnings	(654,683)	(39,216)	(472,983)	(61)	—	(1,166,943)	86,079
Transfers into Level 3	—	—	4,516,469	—	80	4,516,549	—
Transfers out of Level 3	—	—	(17,599,393)	—	—	(17,599,393)	—
Ending Balance	$13,522,526	$ —	$ 26,680,624	$ —	$80	$ 40,203,230	$ (7,057)
Net change in unrealized appreciation
(depreciation) for investments in Level 3
securities still held at May 31, 2023	$ (654,683) $	—	$ (73,708)	$(61)	$—	$ (728,452)	$ 37,886

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, except GAIA Aviation Ltd. which is scheduled to decrease.

	Coupon
	Rate at Next	Next Rate	Future	Future
Name	Reset Date	Reset Date	Reset Rate	Reset Date
Citigroup Mortgage Loan Trust 2022-A,
6.17% due 09/25/62	9.17%	09/25/25	10.17%	09/25/26
GAIA Aviation Ltd. 2019-1, 3.97%
due 12/15/44	2.00%	11/15/26	—	—
GCAT Trust 2022-NQM5, 5.71%
due 08/25/67	6.71%	10/01/26	—	—
OBX Trust 2022-NQM8, 6.10%
due 09/25/62	7.10%	10/01/26	—	—

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 63

SCHEDULE OF INVESTMENTS continued	May 31, 2023

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer.

Transactions during the year ended May 31, 2023, in which the company is an affiliated issuer, were as follows:

				Change in
				Realized Unrealized
	Value			Gain Appreciation	Value	Shares	Investment	Capital Gain
Security Name	05/31/22	Additions	Reductions	(Loss) (Depreciation)	05/31/23	05/31/23	Income	Distributions
Mutual Fund
Guggenheim Risk
Managed Real
Estate Fund —
Institutional
Class	$6,259,675	$379,092	$–	$– $(1,098,930)	$5,539,837	188,944	$149,344	$229,749

See notes to financial statements.

64 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	May 31, 2023

ASSETS:
Investments in unaffiliated issuers, at value (cost $829,046,211)	$ 705,614,609
Investments in affiliated issuers, at value (cost $7,266,455)	5,539,837
Foreign currency, at value	108,848
Cash	328,503
Segregated cash from broker	963,301
Unrealized appreciation on forward foreign currency exchange contracts	315,125
Unrealized appreciation on OTC swap agreements	399,000
Unamortized upfront premiums paid on credit default swap agreements	1,698,923
Unamortized upfront premiums paid on interest rate swap agreements	406
Prepaid expenses	12,939
Receivables:
Interest	7,672,102
Investments sold	357,711
Dividends	172,543
Protection fees on credit default swap agreements	147,490
Tax reclaims	468
Total assets	723,331,805
LIABILITIES:
Reverse repurchase agreements (Note 7)	174,702,818
Borrowings (Note 8)	21,800,000
Unfunded loan commitments, at value (Note 11) (commitment fees received $37,564)	7,057
Options written, at value (proceeds $1,449,830)	2,091,895
Unamortized upfront premiums received on credit default swap agreements	198,777
Interest due on borrowings	106,434
Segregated cash due to broker	600,000
Payable for:
Investments purchased	1,042,939
Investment advisory fees	743,114
Variation margin on interest rate swap agreements	317,190
Professional fees	89,724
Variation margin on credit default swap agreements	26,901
Trustees' fees and expenses*	11,187
Other liabilities	378,409
Total liabilities	202,116,445
NET ASSETS	$ 521,215,360
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares
authorized, 32,980,083 shares issued and outstanding	$ 329,801
Additional paid-in capital	648,599,978
Total distributable earnings (loss)	(127,714,419)
NET ASSETS	$ 521,215,360
Shares outstanding ($0.01 par value with unlimited amount authorized)	32,980,083
Net asset value	$ 15.80

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 65

STATEMENT OF OPERATIONS	May 31, 2023
For the Year Ended May 31, 2023

INVESTMENT INCOME:
Interest from securities of unaffiliated issuers	$ 40,780,589
Dividends from securities of unaffiliated issuers (net of foreign withholdings tax $89)	3,392,762
Dividends from securities of affiliated issuers	149,344
Total investment income	44,322,695
EXPENSES:
Investment advisory fees	8,929,590
Interest expense	8,265,023
Professional fees	409,275
Administration fees	147,155
Fund accounting fees	141,257
Trustees' fees and expenses*	87,873
Printing fees	80,146
Insurance	45,596
Custodian fees	42,184
Registration and filing fees	38,114
Transfer agent fees	22,995
Miscellaneous	15,621
Total expenses	18,224,829
Less:
Expenses waived by adviser	(43,047)
Net expenses	18,181,782
Net investment income	26,140,913
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(4,797,443)
Distributions received from affiliated investment companies	229,749
Swap agreements	(393,875)
Futures contracts	191,915
Options purchased	2,270,187
Options written	1,391,483
Forward foreign currency exchange contracts	64,654
Foreign currency transactions	34,464
Net realized loss	(1,008,866)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(33,045,053)
Investments in affiliated issuers	(1,098,930)
Swap agreements	(656,464)
Options purchased	(271,678)
Options written	2,118,050
Forward foreign currency exchange contracts	823,049
Foreign currency translations	(117,492)
Net change in unrealized appreciation (depreciation)	(32,248,518)
Net realized and unrealized loss	(33,257,384)
Net decrease in net assets resulting from operations	$ (7,116,471)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

66 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	May 31, 2023

		Period from
		November 23,
	Year Ended	2021[a] to
	May 31, 2023	May 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 26,140,913	$ 9,319,937
Net realized gain (loss) on investments	(1,008,866)	17,429,195
Net change in unrealized appreciation (depreciation)
on investments	(32,248,518)	(95,361,921)
Net decrease in net assets resulting from operations	(7,116,471)	(68,612,789)
DISTRIBUTIONS:
Distributions to shareholders	(36,375,254)	(15,665,540)
Return of capital	(10,621,364)	—
Total distributions	(46,996,618)	(15,665,540)
SHAREHOLDER TRANSACTIONS:
Proceeds from sale of shares	—	659,601,659
Capital contribution from adviser	5,119	—
Net increase in net assets resulting from
shareholder transactions	5,119	659,601,659
Net increase (decrease) in net assets	(54,107,970)	575,323,330
NET ASSETS:
Beginning of period	575,323,330	—
End of period	$ 521,215,360	$ 575,323,330

a Commencement of operations

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 67

STATEMENT OF CASH FLOWS	May 31, 2023
For the Year Ended May 31, 2023

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$ (7,116,471)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	34,143,983
Net change in unrealized (appreciation) depreciation on options purchased	271,678
Net change in unrealized (appreciation) depreciation on options written	(2,118,050)
Net change in unrealized (appreciation) depreciation on swap agreements	(484,836)
Net change in unrealized (appreciation) depreciation on forward foreign currency
exchange contracts	(823,049)
Net realized loss on investments	4,567,694
Net realized gain on options purchased	(2,270,187)
Net realized gain on options written	(1,391,483)
Purchase of long-term investments	(141,896,378)
Proceeds from sale of long-term investments	204,767,937
Net purchases of short-term investments	(3,636,787)
Return of capital distributions received from investments	1,084
Net accretion of bond discount and amortization of bond premium	(1,612,437)
Corporate actions and other payments	707,148
Premiums received on options written	88,801,297
Cost of closing options written	(89,525,624)
Commitment fees received and repayments of unfunded commitments	25,319
Decrease in unamortized upfront premiums paid on credit default swap agreements	511,875
Increase in unamortized upfront premiums paid on interest rate swap agreements	(406)
Decrease in prepaid expenses	2,091
Increase in interest receivable	(1,369,533)
Decrease in investments sold receivable	20,791,246
Decrease in dividends receivable	188,882
Decrease in protection fees on credit default swap agreements receivable	156,677
Decrease in swap settlement receivable	2,161
Increase in tax reclaims receivable	(468)
Increase in unamortized upfront premiums received on credit default swap agreements	198,777
Increase in interest due on borrowings	60,934
Decrease in segregated cash due to broker	(1,605,977)
Decrease in investments purchased payable	(2,162,991)
Decrease in investment advisory fees payable	(112,479)
Increase in variation margin on interest rate swap agreements payable	317,190
Decrease in variation margin on credit default swap agreements payable	(23,938)
Decrease in professional fees payable	(66,360)
Increase in trustees’ fees and expenses payable*	4,202
Increase in other liabilities	284,133
Net Cash Provided by Operating and Investing Activities	$ 99,586,854

See notes to financial statements.

68 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

STATEMENT OF CASH FLOWS continued	May 31, 2023

Cash Flows From Financing Activities:
Distributions to common shareholders	$ (46,996,618)
Capital contribution from adviser	5,119
Proceeds from borrowings	24,800,000
Payments made on borrowings	(69,000,000)
Proceeds from reverse repurchase agreements	568,707,733
Payments made on reverse repurchase agreements	(576,129,456)
Net Cash Used in Financing Activities	(98,613,222)
Net increase in cash	973,632
Cash at Beginning of Year (including foreign currency)**	427,020
Cash at End of Year (including foreign currency)***	$ 1,400,652
Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for interest	$ 4,197,483

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Includes $275,000 of segregated cash for swap agreements and forward foreign currency exchange contracts and $127,778 of foreign currency.
***	Includes $963,301 of segregated cash for swap agreements with broker and $108,848 of foreign currency.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 69

FINANCIAL HIGHLIGHTS	May 31, 2023

	Year Ended	Period Ended
	May 31, 2023	May 31, 2022(a)
Per Share Data:
Net asset value, beginning of period	$ 17.44	$ 20.00
Income from investment operations:
Net investment income(b)	0.79	0.28
Net loss on investments (realized and unrealized)	(1.00)	(2.36)
Total from investment operations	(0.21)	(2.08)
Less distributions from:
Net investment income	(0.87)	(0.48)
Capital gains	(0.24)	—
Return of capital	(0.32)	—
Total distributions to shareholders	(1.43)	(0.48)
Net asset value, end of period	$ 15.80	$ 17.44
Market value, end of period	$ 13.61	$ 15.94
Total Return(c)
Net asset value	(1.01)%(h)	(10.51)%
Market value	(5.71)%	(18.03)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 521,215	$ 575,323
Ratio to average net assets of:
Net investment income, including interest expense(f)	4.94%	2.90%
Total expenses, including interest expense(d)(e)(f)	3.45%	1.93%
Portfolio turnover rate	21%	29%
Senior Indebtedness
Total Borrowings outstanding (in thousands)(i)	$ 196,503	$ 66,000
Asset Coverage per $1,000 of indebtedness(g)	$ 3,652	$ 9,717

See notes to financial statements.

70 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2023

(a)	Since commencement of operations: November 23, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total returns do not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(d)	The ratio of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratio, the expense ratio would increase by 0.08% and 0.07% for the year ended May 31, 2023 and the period ended May 31, 2022, respectively.
(e)	Excluding interest expense, the operating expense ratio for the year ended May 31, 2023 and the period ended May 31, 2022 would be:
2023	2022(f)
1.88%	1.74%

(f)	Annualized.
(g)	Calculated by substracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the borrowings. Effective August 19, 2022, the Fund’s obligations under reverse repurchase agreement transactions are treated as senior securities representing indebtedness for purposes of the 1940 Act. Accordingly, for the year ended May 31, 2023, Asset Coverage is calculated by subtracting the Fund's total liabilities (not including the borrowings or reverse repurchase agreements) from the Fund's total assets and dividing by the sum of the borrowings and reverse repurchase agreements.
(h)	The net increase from the payment by the Adviser totaling $5,119 relating to an operational issue contributed less than 0.01% to total return at net asset value for the year ended May 31, 2023.
(i)	Effective August 19, 2022, the Fund’s obligations under reverse repurchase agreement transactions are treated as senior securities representing indebtedness for purposes of the 1940 Act.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 71

NOTES TO FINANCIAL STATEMENTS	May 31, 2023

Note 1 – Organization

Guggenheim Active Allocation Fund (the “Fund”) was organized as a Delaware statutory trust on May 20, 2021 and commenced investment operations on November 23, 2021. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund's investment objective is considered non-fundamental and may be changed without shareholder approval.

Note 2 – Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) adopted policies and procedures for the valuation of the Fund's investments (the “Fund Valuation Procedures”). The U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the "Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund's securities and other assets.

Valuations of the Fund's securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the

72 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2023

appropriateness of the inputs, methods, models and assumptions employed by the pricing service provider.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

U.S. Government securities are valued by pricing service providers using the last traded fill price, or at the reported bid price at the close of business.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include the following factors, among others: the value of the securities traded on other foreign markets, American Depositary Receipts (“ADR”) trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Adviser is authorized to use prices and other information supplied by a pricing service provider in valuing foreign securities.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from pricing service providers, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using a pricing service provider.

Typically, loans are valued using information provided by a pricing service provider which uses broker quotes, among other inputs. If the pricing service provider cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 73

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2023

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded.

Futures contracts are valued on the basis of the last sale price at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Interest rate swap agreements entered into by the Fund are valued on the basis of the last sale price on the primary exchange on which the swap is traded. Other swap agreements entered into by the Fund will generally be valued using an evaluated price provided by a pricing service provider.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Discounts or premiums on debt securities purchased are accreted or amortized to interest income using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities, and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement.

The Fund may receive other income from investments in senior loan interests, including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and

74 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2023

determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund's Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund's investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. Recently, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 75

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2023

transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(e) Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in forward foreign currency exchange contracts.

(f) Distributions to Shareholders

The Fund intends to declare and pay monthly distributions to common shareholders. The Fund expects that distributions will generally consist of (i) investment company taxable income taxed as ordinary income, which includes, among other things, short-term capital gain and income from certain hedging and interest rate transactions, (ii) long-term capital gain and (iii) return of capital. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital. A return of capital is generally not taxable and would reduce the shareholder's tax basis in its shares, which would reduce the loss (or increase the gain) on a subsequent taxable disposition by such shareholder of the shares, until such shareholder's basis reaches zero at which point subsequent return of capital distributions would constitute taxable capital gain to such shareholder. Shareholders receiving a return of capital may be under the impression that they are receiving net investment income or profit when they are not.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

(g) Restricted Cash

A portion of cash on hand relates to collateral received by the Fund for swap agreements. This amount is presented on the Statement of Assets and Liabilities as Segregated cash from broker.

(h) U.S. Government and Agency Obligations

Certain U.S. Government and agency obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(i) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

76 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2023

Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference asset and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by the Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by the Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(j) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(k) Indemnifications

Under the Fund's organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(l) Special Purpose Acquisition Companies

The Fund may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 77

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2023

on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 3 – Derivatives

As part of its investment strategy, the Fund may utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used for investment purposes (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, for diversification purposes, to change the duration of the Fund, for leverage purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to seek to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

78 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2023

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund's use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge	$52,750,000	$15,139,540

The risk in writing a call option is that the Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where the Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for over-the-counter (“OTC”) options, the Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund's use and volume of call/put options written on a monthly basis:

	Average Notional Amount
Use	Call	Put
Income, Hedge	$61,484,707	$8,048,583

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

The following table represents the Fund's use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Hedge, Duration	$7,919,042	$ —

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 79

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2023

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. If the Fund utilizes centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that the Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference assets as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

	Average Notional Amount
Use	Long	Short
Income, Index exposure	$7,169,494	$—

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund's use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
	Pay	Receive
Use	Floating Rate	Floating Rate
Duration, Hedge	$49,316,667	$ —

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the

80 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2023

term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund if it is selling the credit protection. If the Fund utilizes centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
	Protection	Protection
Use	Sold	Purchased
Index exposure, Hedge	$29,650,000	$13,625,000

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 81

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2023

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge	$437,743	$23,582,542

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund's Statement of Assets and Liabilities as of May 31, 2023:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity option contracts	Investments in unaffiliated issuers, at value	Options written, at value
Currency forward contracts	Unrealized appreciation on forward	—
foreign currency exchange contracts
Credit/Interest rate swap contracts	Unamortized upfront premiums paid on	Unamortized upfront premiums
	credit default swap agreements	received on credit default swap
	Unamortized upfront premiums paid on	agreements
	interest rate swap agreements	Variation margin on interest rate
swap agreements
Variation margin on credit de-
fault swap agreements
Equity swap contracts	Unrealized appreciation on OTC	—
swap agreements

The following tables set forth the fair value of the Fund's derivative investments categorized by primary risk exposure at May 31, 2023:

Asset Derivative Investments Value
Swaps	Swaps	Swaps	Options	Options	Forward
Equity	Interest Rate	Credit	Written Equity	Purchased Equity	Foreign Currency	Total Value at
Risk	Risk	Risk	Risk	Risk	Exchange Risk	May 31, 2023
$399,000	$—	$—	$—	$311,723	$315,125	$1,025,848

Liability Derivative Investments Value
Swaps	Swaps	Swaps	Options	Options	Forward
Equity	Interest Rate	Credit	Written Equity	Written Equity	Foreign Currency	Total Value at
Risk	Risk	Risk	Risk	Risk	Exchange Risk	May 31, 2023
$—	$1,748,287	$803,385	$2,091,895	$—	$—	$4,643,567

82 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2023

The following is a summary of the location of derivative investments on the Fund's Statement of Operations for the year ended May 31, 2023:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity option contracts	Net realized gain (loss) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options purchased
Net change in unrealized appreciation (depreciation) on options written
Equity futures contracts	Net realized gain (loss) on futures contracts
Equity/Interest rate/	Net realized gain (loss) on swap agreements
Credit swap contracts	Net change in unrealized appreciation (depreciation) on swap agreements
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation( depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund's realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended May 31, 2023:

Realized Gain(Loss) on Derivative Investments Recognized on the Statement of Operations
Forward
	Futures	Swaps	Swaps	Options	Options	Options	Foreign
Swaps	Interest	Interest	Credit	Written	Purchased	Purchased	Currency
Equity	Rate	Rate	Default	Equity	Equity	Interest	Exchange
Risk	Risk	Risk	Risk	Risk	Risk	Rate Risk	Risk	Total
$(319,728)	$191,915	$(505,165)	$431,018	$1,391,483	$2,270,187	$—	$64,654	$3,524,364

Change in Unrealized Appreciation(Depreciation) on Derivative Investments Recognized on the Statement of Operations
Forward
	Futures	Swaps	Swaps	Options	Options	Options	Foreign
Swaps	Interest	Interest	Credit	Written	Purchased	Purchased	Currency
Equity	Rate	Rate	Default	Equity	Equity	Interest	Exchange
Risk	Risk	Risk	Risk	Risk	Risk	Rate Risk	Risk	Total
$484,836	$—	$(1,748,287)	$606,987	$2,118,050	$—	$(271,678)	$823,049	$2,012,957

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 83

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2023

foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

Note 4 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

84 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2023

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

Net Amount
		Gross Amounts	of Assets	Gross Amounts Not
	Gross	Offset in the	Presented on the	Offset in The Statement
	Amounts of	Statement of	Statement of	of Assets and Liabilities
	Recognized	Assets and	Assets and	Financial	Cash Collateral	Net
Instrument	Assets[1]	Liabilities	Liabilities	Instruments	Received	Amount
Forward foreign
currency exchange
contracts	$ 315,125	$ —	$ 315,125	$ —	$ (292,429)	$ 22,696
Swap equity contracts	399,000	—	399,000	—	(307,571)	91,429
Options purchased
contracts	311,723	—	311,723	—	—	311,723

Net Amount
		Gross Amounts	of Liabilities	Gross Amounts Not
	Gross	Offset in the	Presented on the	Offset in The Statement
	Amounts of	Statement of	Statement of	of Assets and Liabilities
	Recognized	Assets and	Assets and	Financial	Cash Collateral	Net
Instrument	Liabilities[1]	Liabilities	Liabilities	Instruments	Pledged	Amount
Reverse repurchase
agreements	$ 174,702,818	$ —	$ 174,702,818	$(174,702,818)	$ —	$ —

1 Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 85

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2023

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of May 31, 2023.

Counterparty	Asset Type	Cash Pledged	Cash Received
Barclays Bank plc	Forward foreign currency exchange contracts, options	$ —	$290,000
Goldman Sachs International	Forward foreign currency exchange contracts,
	total return swap agreements, options	—	310,000
J.P. Morgan Securities LLC	Credit default swap agreements,
	interest rate swap agreements	963,301	—
		$963,301	$600,000

Note 5 – Fees and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes office facilities and equipment, and provides administrative services on behalf of the Fund, and oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). The Adviser provides all services through the medium of any directors, officers or employees of the Adviser or its affiliates as the Adviser deems appropriate in order to fulfill its obligations. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, at an annual rate equal to 1.25% of the Fund's average daily Managed Assets (as defined in this report).

Pursuant to an Investment Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the oversight and supervision of the Board and the Adviser, manages the investment of the assets of the Fund in accordance with its investment objective and policies, places orders to purchase and sell securities on behalf of the Fund, and, at the request of the Adviser, consults with the Adviser as to the overall management of the assets of the Fund and its investment policies and practices.As compensation for its services, the Adviser pays GPIM a fee, payable monthly, at an annual rate equal to 0.625% of the Fund's average daily Managed Assets.

Pursuant to an Investment Sub-Advisory Agreement among the Fund, the Adviser and Guggenheim Partners Advisors, LLC (“GPA”) that was in effect during the 12-month period ended May 31, 2023, GPA, under the oversight and supervision of the Board and the Adviser, assisted GPIM in the supervision and direction of the investment strategy of the Fund in accordance with the Fund's investment policies. As compensation for its services, the Adviser paid GPA a fee, payable monthly, at an annual rate equal to 0.005% of the Fund’s average daily Managed Assets. The Investment Sub-Advisory Agreement among the Fund, the Adviser and GPA was terminated effective December 22, 2022.

For purposes of calculating the fees payable under the foregoing agreements, “Managed Assets”means the total assets of the Fund, including the assets attributable to the proceeds from financial leverage, including the issuance of senior securities represented by indebtedness (including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper), the issuance of preferred shares, the effective leverage of certain portfolio transactions such as reverse repurchase agreements, dollar rolls and inverse floating rate securities, or any other form of financial leverage, minus liabilities, other than liabilities related to any financial leverage.

86 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2023

If the Fund invests in a fund that is advised by the Adviser or an adviser affiliated with the Adviser, the Fund’s Adviser has agreed to waive Fund fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such fund. Fee waivers will be calculated at the Fund level without regard to any expense cap, if any, in effect for the Fund. Fees waived under this arrangement are not subject to reimbursement. For the year ended May 31, 2023, the Adviser waived fees in the amount of $43,047 related to investments by the Fund in such funds.

Certain officers and Trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

GFIA pays operating expenses on behalf of the Fund, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.

On November 11, 2022, the Fund received a one-time payment from the Adviser for $5,119 relating to an operational issue. This amount is included in Capital contribution from adviser on the Statements of Changes in Net Assets and the impact of this amount to total return at NAV is included within the Financial Highlights.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund's administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Fund's securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund's custodian. As custodian, BNY is responsible for the custody of the Fund's assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund's average daily Managed Assets and certain out of pocket expenses.

Note 6 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 87

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2023

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Pricing service providers are used to value a majority of the Fund’s investments. When values are not available from a pricing service provider, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a pricing service provider based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 7 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements such as to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuations in the market value of the

88 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2023

Fund's assets. For the year ended May 31, 2023, the average daily balance for which reverse repurchase agreements were outstanding amounted to $174,932,618. The weighted average interest rate was 3.92%. As of May 31, 2023, there was $174,702,818 (inclusive of interest payable) in reverse repurchase agreements outstanding.

As of May 31, 2023, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rates	Maturity Date	Face Value
Barclays Capital, Inc.	4.55% - 5.25%*	Open Maturity	$ 21,158,329
Barclays Capital, Inc.	5.25% - 5.55%	06/23/23	16,134,871
BMO Capital Markets Corp.	5.30% - 5.45%*	Open Maturity	30,959,446
BofA Securities, Inc.	5.25% - 5.45%*	Open Maturity	4,748,044
Citigroup Global Markets, Inc.	2.90% - 5.20%*	Open Maturity	12,415,816
Goldman Sachs & Co. LLC	5.20% - 5.45%*	Open Maturity	37,201,982
J.P. Morgan Securities LLC	5.20%*	Open Maturity	5,915,653
RBC Capital Markets LLC	5.54%	06/23/23	33,111,779
RBC Capital Markets LLC	5.25% - 5.45%*	Open Maturity	13,056,898
Total			$ 174,702,818

*	The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set of reference rate and spread. Rate indicated is the rate effective at May 31, 2023.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of May 31, 2023, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and			Greater
	Continuous	Up to 30 days	31-90 days	than 90 days	Total
Corporate Bonds	$ 109,367,209	$ 49,246,651	$ —	$ —	$ 158,613,860
U.S. Government Securities	$ 5,915,653	$ —	$ —	$ —	$ 5,915,653
Collateralized Mortgage
Obligations	$ 10,173,305	$ —	$ —	$ —	$ 10,173,305
Total reverse
repurchase agreements	$ 125,456,167	$ 49,246,651	$ —	$ —	$ 174,702,818
Gross amount of recognized
liabilities for reverse
repurchase agreements	$ 125,456,167	$ 49,246,651	$ —	$ —	$ 174,702,818

Note 8 – Borrowings

The Fund has entered into an $165,000,000 credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. Under the most recent amended terms, the interest rate on the amount borrowed is based on the SOFR plus 0.75%, 0.80%, or 0.85%, depending on the eligible security types pledged as related collateral, and an unused commitment fee of 0.30% is charged on the difference between the amount available to borrow under the credit facility agreement and the actual amount borrowed. As of May 31, 2023, there was $21,800,000 outstanding in connection with the Fund’s credit facility. The average daily amount for which borrowings on the credit facility were

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 89

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2023

outstanding during the year ended May 31, 2023 was $24,615,888 with a related average interest rate of 3.54%. The maximum amount outstanding during the year was $69,000,000. As of May 31, 2023, the total value of securities segregated and pledged as collateral in connection with borrowings was $60,012,374.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Note 9 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended May 31, 2023 was as follows:

Ordinary	Long-Term	Return	Total
Income	Capital Gain	of Capital	Distributions
$28,392,578	$7,982,676	$10,621,364	$46,996,618

The tax character of distributions paid during the period ended May 31, 2022 was as follows:

Ordinary	Long-Term	Total
Income	Capital Gain	Distributions
$15,665,540	$ —	$15,665,540

90 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2023

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of May 31, 2023 were as follows:

Undistributed	Undistributed	Net Unrealized	Accumulated
Ordinary	Long-Term	Appreciation	Capital and
Income	Capital Gain	(Depreciation)	Other Losses	Total
$—	$—	$(127,714,419)	$—	$(127,714,419)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of May 31, 2023, the Fund had no capital loss carryforwards.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, grantor trusts, and swap agreements, foreign currency gains and losses, losses deferred due to wash sales, paydown reclasses, debt to equity adjustments, return of capital distributions received, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the “mark-to-market” of certain derivatives and the reclassification of distributions paid. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

There were no adjustments made on the Statement of Assets and Liabilities as of May 31, 2023 for permanent book/tax differences.

At May 31, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Net Tax
	Tax	Tax	Unrealized
Tax	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)
$834,651,688	$1,702,385	$(129,444,194)	$(127,741,809)

Note 10 – Securities Transactions

For the year ended May 31, 2023, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$ 141,896,378	$ 204,767,937

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 91

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2023

For the year ended May 31, 2023, the cost of purchases and proceeds from sales of government securities were as follows:

Purchases	Sales
$ 4,407,358	$ 934,447

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the “current market price”. For the year ended May 31, 2023, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain (Loss)
$ 1,119,656	$ —	$ —

Note 11 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of May 31, 2023. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, illiquid securities, and liquid term loans as a reserve. As of May 31, 2023, the total amount segregated in connection with unfunded loan commitments and reverse repurchase agreements was $254,378,681.

The unfunded loan commitments as of May 31, 2023, were as follows:

Borrower	Maturity Date	Face Amount	Value
Avalara, Inc.	10/19/28	$ 263,636	$ 3,428
Fontainbleau Vegas	01/31/26	1,178,921	—
Lightning A	03/01/37	4,670,556	—
Lightning B	03/01/37	604,425	—
The Facilities Group	11/30/27	171,336	3,629
Thunderbird A	03/01/37	4,688,333	—
Thunderbird B	03/01/37	606,725	—
			$ 7,057

Note 12 – Restricted Securities

The security below is considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
CFMT LLC	09/23/22	$607,707	$592,783
2022-HB9 3.25% (WAC)
due 09/25/37[1]

[1]	Variable rate security. Rate indicated is the rate effective at May 31, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

92 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2023

Note 13 – Capital

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 32,980,083 shares issued and outstanding as of May 31, 2023.

There were no common shares transactions during the year ended May 31, 2023.

	Year Ended	Period Ended
	May 31, 2023	May 31, 2022
Beginning shares	32,980,083	32,980,083
Ending shares	32,980,083	32,980,083

Note 14 – Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

Note 15 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 93

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2023

To the Shareholders and Board of Trustees of Guggenheim Active Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Active Allocation Fund (the “Fund”), including the schedule of investments, as of May 31, 2023, and the related statement of operations and cash flows for the year then ended, the statement of changes in net assets and the financial highlights for the year ended May 31, 2023 and the period from November 23, 2021 (commencement of operations) through May 31, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Guggenheim Active Allocation Fund at May 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets and its financial highlights for the year ended May 31, 2023 and the period from November 23, 2021 (commencement of operations) through May 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian, brokers and paying agents; when replies were not received from brokers or paying agents, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
July 25, 2023

94 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited)	May 31, 2023

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2024, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2023.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended May 31, 2023, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended May 31, 2023, the Fund had the corresponding percentage qualify as interest related dividends as permitted by IRC Section 871(k)(1) . See the qualified interest income column in the table below.

Qualified	Dividend	Qualified
Dividend	Received	Interest
Income	Deduction	Income
6.76%	6.68%	67.45%

With respect to the taxable year ended May 31, 2023, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term
capital gain:
$7,982,676

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 95

OTHER INFORMATION (Unaudited) continued	May 31, 2023

Delaware Statutory Trust Act-Control Share Acquisition

Under Delaware law applicable to the Fund as of August 1, 2022, if a shareholder acquires direct or indirect ownership or power to direct the voting of shares of the Fund in an amount that equals or exceeds certain percentage thresholds specified under Delaware law (beginning at 10% or more of shares of the Fund), the shareholder’s ability to vote certain of these shares may be limited.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on April 6, 2023. Common shareholders voted on the election of Trustees. With regards to the election of the following Trustees by shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Randall C. Barnes	27,103,767	933,869	234,254
Angela Brock-Kyle	27,070,217	979,510	222,163

The other Trustees of the Fund not up for re-election in 2023 are Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, Ronald E. Toupin, Jr. and Amy J. Lee.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

96 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2023

Trustees

The Trustees of the Guggenheim Active Allocation Fund and their principal occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Independent Trustees:
Randall C. Barnes	Trustee and	Since 2021	Current: Private Investor (2001-present).	155	Current: Advent Convertible and Income
(1951)	Chair of the				Fund (2005-present); Purpose
	Valuation		Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);		Investments Funds (2013-present).
	Oversight		President, Pizza Hut International (1991-1993); Senior Vice President,
	Committee		Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).		Former: Fiduciary/Claymore Energy
Infrastructure Fund (2004-2022);
Guggenheim Enhanced Equity Income
Fund (2005-2021); Guggenheim Credit
Allocation Fund (2013-2021).
Angela Brock-Kyle	Trustee	Since 2021	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present);	154	Current: Bowhead Insurance GP, LLC
(1959)			Member, Board of Directors, Mutual Fund Directors Forum (2022-present).		(2020-present); Hunt Companies, Inc.
(2019-present).
Former: Senior Leader, TIAA (financial services firm) (1987-2012).
Former: Fiduciary/Claymore Energy
Infrastructure Fund (2019-2022);
Guggenheim Enhanced Equity Income
Fund (2019-2021); Guggenheim Credit
Allocation Fund (2019-2021); Infinity
Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr.	Trustee and	Since 2021	Current: President, Global Trends Investments (registered investment adviser)	154	Current: US Global Investors, Inc.
(1960)	Chair of the		(1996-present); Chief Executive Officer, ETF Flows, LLC (financial		(GROW) (1995-present).
	Contracts		advisor education and research provider) (2019-present); Chief
	Review		Executive Officer, Lydon Media (2016-present), Director, GDX Index Partners,		Former: Fiduciary/Claymore Energy
	Committee		LLC (index provider) (2021-present); Vice Chairman, VettaFi (financial advisor		Infrastructure Fund (2019-2022);
			content, research and digital distribution provider) (2022-present).		Guggenheim Enhanced Equity Income
Fund (2019-2021); Guggenheim Credit
Allocation Fund (2019-2021); Harvest
Volatility Edge Trust (3) (2017-2019).

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 97

OTHER INFORMATION (Unaudited) continued	May 31, 2023

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Independent Trustees continued:
Ronald A. Nyberg	Trustee and	Since 2021	Current: Of Counsel, Momkus LLP (law firm) (2016-present).	155	Current: Advent Convertible and Income
(1953)	Chair of the				Fund (2005-present); PPM Funds (2)
	Nominating and		Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016);		(2018-present); NorthShore-
	Governance		Executive Vice President, General Counsel, and Corporate Secretary,		Edward-Elmhurst Healthcare
	Committee		Van Kampen Investments (1982-1999).		System (2012-present).

Former: Fiduciary/Claymore Energy
Infrastructure Fund (2004-2022);
Guggenheim Enhanced Equity Income
Fund (2005-2021); Guggenheim Credit
Allocation Fund (2013-2021); Western
Asset Inflation-Linked Opportunities &
Income Fund (2004-2020); Western Asset
Inflation-Linked Income Fund (2003-
2020).
Sandra G. Sponem	Trustee and	Since 2021	Current: Retired.	154	Current: SPDR Series Trust (81)
(1958)	Chair of the				(2018-present); SPDR Index Shares
	Audit		Former: Senior Vice President and Chief Financial Officer, M.A.		Funds (30) (2018-present); SSGA Active
	Committee		Mortenson-Companies, Inc. (construction and real estate		Trust (14) (2018-present).
development company) (2007-2017).
Former: Fiduciary/Claymore Energy
Infrastructure Fund (2019-2022);
Guggenheim Enhanced Equity Income
Fund (2019-2021); Guggenheim Credit
Allocation Fund (2019-2021); SSGA
Master Trust (1) (2018-2020).

98 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2023

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Independent Trustees continued:
Ronald E. Toupin, Jr.	Trustee,	Since 2021	Current: Portfolio Consultant (2010-present); Member, Governing Council,	154	Former: Fiduciary/Claymore Energy
(1958)	Chair of the		Independent Directors Council (2013-present); Governor, Board of Governors,		Infrastructure Fund (2004-2022);
	Board and		Investment Company Institute (2018-present).		Guggenheim Enhanced Equity Income
	Chair of the				Fund (2005-2021); Guggenheim Credit
	Executive		Former: Member, Executive Committee, Independent Directors Council		Allocation Fund (2013-2021); Western
	Committee		(2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset		Asset Inflation-Linked Opportunities &
			Management (1998-1999); Vice President, Nuveen Investment Advisory Corp.		Income Fund (2004-2020); Western
			(1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts		Asset Inflation-Linked Income Fund
			(1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit		(2003-2020).
Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 99

OTHER INFORMATION (Unaudited) continued	May 31, 2023

	Position(s)	Term of Office		Number of
Name, Address*	Held	and Length		Portfolios in
and Year of Birth	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
of Trustees	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Interested Trustee:
Amy J. Lee****	Trustee, Vice	Since 2021	Current: Interested Trustee, certain other funds in the Fund Complex	154	Former: Fiduciary/Claymore Energy
(1961)	President and		(2018-present); Chief Legal Officer, certain other funds in the Fund		Infrastructure Fund (2018-2022);
	Chief Legal		Complex (2014-present); Vice President, certain other funds in the Fund		Guggenheim Enhanced Equity Income
	Officer		Complex (2007-present); Senior Managing Director, Guggenheim Investments		Fund (2018-2021); Guggenheim Credit
			(2012-present).		Allocation Fund (2018-2021).

Former: President and Chief Executive Officer, certain other funds in the Fund
Complex (2017-2019); Vice President, Associate General Counsel and Assistant
Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation
(2004-2012).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. After a Trustee’s initial term, each Trustee is expected to serve a two year term concurrent with the class of Trustees for which he or she serves.

- Mr. Barnes and Ms. Brock-Kyle are Class I Trustees. Class I Trustees are expected to stand for re-election at the date of the Fund’s annual meeting of Shareholders for the fiscal year ended May 31, 2026.

- Messrs. Nyberg and Lydon, Jr. are Class II Trustees. Class II Trustees are expected to stand for re-election at the date of the Fund’s annual meeting of Shareholders for the fiscal year ended May 31, 2024.

- Mr. Toupin Jr. and Mses. Lee and Sponem are Class III Trustees. Class III Trustees are expected to stand for re-election at the date of the Fund’s annual meeting of Shareholders for the fiscal year ended May 31, 2025.

***	Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggen-heim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.
****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund's Adviser and/or the parent of the Adviser.

100 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2023

Officers

The Officers of the Guggenheim Active Allocation Fund and their principal occupations during the past five years:

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of	Principal Occupation(s)
and Year of Birth	Trust	Time Served**	During Past Five Years
Brian E. Binder	President and	Since 2021	Current: President, Mutual Funds Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in
(1972)	Chief		the Fund Complex (2018-present); President, Mutual Funds Boards, Guggenheim Funds Investment Advisors, LLC and, Security Investors, LLC
	Executive		(2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments
	Officer		plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President,
Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director,
Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
Joanna M. Catalucci	Chief	Since 2021	Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments
(1966)	Compliance		(2014-present).
Officer
Former: AML Officer, certain other funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary certain other funds in the
Fund Complex (2008-2012); Senior Vice President and Chief Compliance Officer, Security Investor, LLC and certain affiliates (2010-2012); Chief
Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley	Chief Financial	Since 2022	Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain
(1972)	Officer, Chief		other funds in the Fund Complex (2022-present).
Accounting
	Officer and		Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen
	Treasurer		Investments, Inc. (1996-2004).
Mark E. Mathiasen	Secretary	Since 2021	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie	Assistant	Since 2021	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
(1969)	Treasurer
Michael P. Megaris	Assistant	Since 2021	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments
(1984)	Secretary		(2012-present).

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 101

OTHER INFORMATION (Unaudited) continued	May 31, 2023

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of	Principal Occupation(s)
and Year of Birth	Trust	Time Served**	During Past Five Years
Kimberly J. Scott	Assistant	Since 2021	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice	Since 2021	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
(1979)	President
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
Jon Szafran	Assistant	Since 2021	Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America)
Inc. ("HGINA"), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland
Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

102 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

REPORT OF THE GUGGENHEIM ACTIVE ALLOCATION FUND
BOARD OF TRUSTEES	May 31, 2023

The Board of Trustees of Guggenheim Active Allocation Fund (the “Fund”), including the Independent Trustees, unanimously approved the renewal of the investment management agreement (the “Investment Advisory Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) and the investment sub-advisory agreement by and among the Fund, the Adviser and Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) (the “Sub-Advisory Agreement” and together with the “Investment Advisory Agreement,” the “Agreements”).

GFIA and GPIM are each an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”). Guggenheim Partners, GFIA, GPIM and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.

At meetings held in person on April 17-18, 2023 (the “April Meeting”) and meetings held by videoconference on May 15, 2023 and in person on May 24, 2023 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Fund, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the FUSE reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim, based on a methodology reviewed by the Board.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Committee. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Fund and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of the Agreements for an additional annual

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 103

REPORT OF THE GUGGENHEIM ACTIVE ALLOCATION FUND
BOARD OF TRUSTEES continued	May 31, 2023

term. Following its review of the Committee’s recommendation, the Board approved the renewal of the Agreements for the Fund for a one-year period ending August 1, 2024 at a meeting held on May 23-24, 2023 (the “May Board Meeting” and together with the May Meeting, the “May Meetings”) and determined to adopt the Committee’s considerations and conclusions, which follow.

Investment Advisory Agreement

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that, although the Adviser delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and the Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.1 As a result, in evaluating the services provided to the Fund, the Committee did not separately consider the contributions under the Investment Advisory Agreement and the Sub-Advisory Agreement.

The Committee also considered the secondary market support services provided by Guggenheim to the Fund and noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisors, data dissemination and relationship management. In addition, the Committee considered the qualifications, experience and skills of key personnel performing services for the Fund, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Fund. The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.

The Committee’s review of the services provided by Guggenheim to the Fund included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Fund, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended. In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, custodian and other service providers to the Fund. The Committee evaluated the Office of Chief

1 Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under the Agreements.

104 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

REPORT OF THE GUGGENHEIM ACTIVE ALLOCATION FUND
BOARD OF TRUSTEES continued	May 31, 2023

Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to funds in the Guggenheim fund complex, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.

Investment Performance: The Committee received data showing, among other things, the Fund’s total return on a net asset value (“NAV”) and market price basis for the one-year and three-month periods ended December 31, 2022, as well as total return based on NAV since inception. The Committee also received certain performance information as of March 31, 2023. The Committee compared the Fund’s performance to a peer group of closed-end funds identified by Guggenheim (the “peer group”) and, for NAV returns, performance versus the Fund’s benchmark for the same time periods. The Committee noted that, in light of the term structure of the Fund, the Adviser’s peer group selection methodology for the Fund starts with the entire U.S.-listed taxable closed-end fund universe, including only term funds, but excludes funds: (i) that are generally not levered; (ii) that generally invest primarily in one asset class, sector or country; (iii) that generally invest less than 50% in fixed income/credit securities; (iv) that generally invest primarily outside the U.S.; and (v) that generally invest primarily in investment grade securities. The Committee noted that the peer group consists of 4 other multi-sector bond funds. The Committee also considered that the peer group is consistent with the peer group used for purposes of the Fund’s quarterly performance reporting. In assessing the Fund’s performance, the Committee considered that the Board receives regular reporting from Guggenheim regarding performance and evaluates performance throughout the year.

The Committee observed that, on a NAV basis, the returns of the Fund ranked in the 25th percentile of its peer group for the one-year period ended December 31, 2022.

In addition, the Committee took into account Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks and to peer groups of competing strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, updated through January 31, 2023, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha compared to the benchmark, with the Fund’s risk metrics ranked against its peer group. In assessing the foregoing, the Committee considered that, as of January 31, 2023, the Fund’s

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 105

REPORT OF THE GUGGENHEIM ACTIVE ALLOCATION FUND
BOARD OF TRUSTEES continued	May 31, 2023

performance has exceeded the benchmark and ranked near the top of its peer group since inception and for the one-year time period. The Committee also noted Guggenheim’s statement indicating that, as of January 31, 2023, on a risk-adjusted basis, the Fund has outperformed across each relevant metric.

The Committee also considered the Fund’s structure and form of leverage, and, among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2022, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2022 and annualized for the since-inception period ended December 31, 2022, noting the relatively short time period during which to judge the benefits of leverage.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Fund: The Committee compared the Fund’s contractual advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) calculated at average managed assets for the latest fiscal year,2 and the Fund’s net effective management fee3 and total net expense ratio, in each case as a percentage of average net assets for the latest fiscal year, to the peer group and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees (based on average net assets) and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses), of the peer group. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of the Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure the Fund is able to deliver on shareholder return expectations.

The Committee observed that the Fund’s contractual advisory fee based on average managed assets, net effective management fee based on average net assets and total net expense ratio (excluding interest expense) based on average net assets each rank at the median of its peer group.

As part of its evaluation of the Fund’s advisory fee, the Committee considered how such fee compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing registered funds as compared to other types of accounts and differences between managing a closed-end fund as compared to an open-end fund. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital

2 Contractual advisory fee rankings represent the percentile ranking of the Fund’s contractual advisory fee relative to peers assuming that the contractual advisory fee for each fund in the peer group is calculated on the basis of the Fund’s average managed assets.

3 The “net effective management fee” for the Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

106 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

REPORT OF THE GUGGENHEIM ACTIVE ALLOCATION FUND
BOARD OF TRUSTEES continued	May 31, 2023

structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the regulatory, operational, legal and entrepreneurial risks involved with the Fund as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, and the specific circumstances of, the Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2022, gross revenues received, and expenses incurred directly or through allocations, by Guggenheim Investments, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2021. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis. In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and the representation by the Chief Financial Officer of Guggenheim Investments that such methods provided a reasonable basis for determining the profitability of the Adviser with respect to the Fund. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to the Adviser because of its relationship with the Fund and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Fund.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by the Adviser from its relationship with the Fund were appropriate and that the Adviser’s profitability from its relationship with the Fund was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to and shared with the shareholders. The Committee considered that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not experience daily

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 107

REPORT OF THE GUGGENHEIM ACTIVE ALLOCATION FUND
BOARD OF TRUSTEES continued	May 31, 2023

inflows and outflows of capital. In addition, the Committee took into account Guggenheim’s belief that given the relative size of the Fund, breakpoints are not appropriate at this time. The Committee considered that to the extent the Fund’s assets increase over time (whether through additional periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as Fund fixed costs, become a smaller percentage of overall assets.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the Fund’s advisory fee was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and the Sub-Adviser for the Fund —GFIA and GPIM, respectively— are part of Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not separately evaluate the services provided under the Investment Advisory Agreement and the Sub-Advisory Agreement. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the Investment Advisory Agreement. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments. The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Investment Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the SubAdviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its conclusion of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement – Economies of Scale” above.)

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the renewal of the Agreements is in the best interest of the Fund. In reaching this conclusion, no single factor was

108 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

REPORT OF THE GUGGENHEIM ACTIVE ALLOCATION FUND
BOARD OF TRUSTEES continued	May 31, 2023

determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors.

Following its review of the Committee’s analysis and determinations, the Board adopted the considerations and conclusions of the Committee and determined to approve the renewal of the Agreements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 109

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited)	May 31, 2023

CHANGES OCCURRING DURING THE FISCAL YEAR ENDED MAY 31, 2023

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

Change in the Fund’s Portfolio Management Team and Sub-Adviser

The personnel primarily responsible for the day-to-day management of the Fund’s portfolio are Anne B. Walsh, CFA, JD, Managing Partner, Chief Investment Officer and Portfolio Manager; Steven H. Brown, CFA, Chief Investment Officer, Total Return and Macro Strategies, Senior Managing Director and Portfolio Manager; Adam J. Bloch, Managing Director and Portfolio Manager; and Evan L. Serdensky, Director and Portfolio Manager.

Scott Minerd previously served as a portfolio manager of the Fund but unexpectedly passed away in December 2022. Mr. Minerd was the sole member of the team attached to Guggenheim Partners Advisors, LLC, which served as a sub-adviser to the Fund. That sub-advisory relationship ended effective December 22, 2022.

Changes to the Fund’s Investments

The Fund may invest up to the lower of 10% of its total assets or 15% of its net assets, measured at the time of investment, in private investment funds that provide exposure to Common Equity Securities of private companies, as described below.

The following is an updated description of the Fund’s investments with respect to Investment Funds:

Investment Funds. As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing in other investment companies, including registered investment companies, private investment funds and/or other pooled investment vehicles (collectively, “Investment Funds”), which may be managed by the Adviser, Sub-Adviser and/or their affiliates. The Fund may invest up to 30% of its total assets in Investment Funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly. The 1940 Act generally limits a registered investment company’s investments in other registered investment companies to 10% of its total assets. However, pursuant to exemptions set forth in the 1940 Act and rules and regulations promulgated under the 1940 Act, the Fund may invest in excess of this and other applicable limitations provided that the conditions of such exemptions are met. The Fund will invest in private investment funds, commonly referred to as “hedge funds,” or “private equity funds” (including “single asset continuation funds”) only to the extent permitted by applicable rules, regulations and interpretations of the Securities and Exchange Commission (“SEC”) and NYSE. The Fund may invest up to the lower of 10% of its total assets or 15% of its net assets, measured at the time of investment, in private investment funds that provide exposure to Common Equity Securities of private companies (i.e., exposure to private equity investments). Investments in other Investment Funds involve operating expenses and fees at the Investment Fund level that are in addition to the expenses and fees borne by the Fund and are borne indirectly by holders of the Common Shares.

110 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

Corresponding changes to the Fund’s principal risks are reflected in the following risks described below:

• Liquidity Risk

• Private Securities Risk

• Risks Associated with Private Company Investments

• Late-Stage Private Companies Risk

• Investment Funds Risk

Amendments to the Fund’s Declaration of Trust and By-Laws

The Fund’s Amended and Restated Declaration of Trust (“Declaration of Trust”) and Amended and Restated By-Laws of the Trust (“By-Laws”) were amended during the fiscal year to remove Section 10.9 Control Share Acquisitions from the Declaration of Trust and Article VI Control Share Acquisitions from the By-Laws. The Fund remains subject to a control share statute under Delaware law that went into effect on August 1, 2022. Under Delaware law applicable to the Fund, if a shareholder acquires direct or indirect ownership or power to direct the voting of shares of the Fund in an amount that equals or exceeds certain percentage thresholds specified under Delaware law (beginning at 10% or more of shares of the Fund), the shareholder’s ability to vote certain of these shares may be limited.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment objective is considered non-fundamental and may be changed by the Board without the approval of the holders of the Fund’s common shares of beneficial interest (“Common Shares”). The Fund will provide holders of Common Shares (“Common Shareholders”) with 60 days’ prior written notice of any change in its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will pursue both a tactical asset allocation strategy, dynamically allocating across asset classes, and a relative value-based investment strategy, utilizing quantitative and qualitative analysis to seek to identify securities with attractive relative value and risk/reward characteristics. GPIM seeks to combine a credit-managed fixed-income portfolio with a diversified pool of alternative investments and equity strategies.

GPIM’s process for determining optimal asset allocation weightings between asset classes utilizes models developed by its Macroeconomic and Investment Research Team. GPIM’s process for determining whether to buy or sell a security is a collaborative effort between various groups including: (i) economic research, which focuses on key economic themes and trends, regional and country-specific analysis, and assessments of event-risk and policy impacts on asset prices; (ii) the Portfolio Construction Group, which utilizes proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors; (iii) Sector Specialists, who are responsible for identifying investment opportunities in particular sectors, including the structuring

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 111

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities; and (iv) portfolio managers, who determine which securities best fit the Fund based on the Fund’s investment objective and top-down sector allocations. In managing the Fund, GPIM uses a process for selecting securities for purchase and sale that is based on intensive credit research and involves extensive due diligence on each issuer, region and sector.

The Fund uses tactical asset allocation models to determine the optimal allocation of its assets between Income Securities (defined below) and Common Equity Securities (defined below).

The Fund may invest in below-investment grade securities (e.g., securities rated below Baa3 by Moody’s Investors Service, Inc., (“Moody’s”), below BBB- by any other nationally recognized statistical rating organization or, if unrated, determined by GPIM to be of comparable quality). Below-investment grade securities are commonly referred to as “high-yield” or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The Fund’s investments in below-investment grade securities may include distressed and defaulted securities.

Under normal market conditions, the Fund will not invest more than:

·	50% of its total assets in Common Equity Securities;
·	30% of its total assets in Investment Funds (defined below); and
·	30% of its total assets in issuers located outside the United States.

In addition, the Fund will not invest more than:

·	25% of its total assets in securities, including structured instruments, such as mortgage-backed securities (“MBS”) and commercial mortgage-backed securities (“CMBS”), rated CCC or below (or, if unrated, determined to be of comparable credit quality by GPIM) at the time of investment;
·	15% of its total assets in securities issued by CLOs, including up to 5% of total assets in equity securities issued by CLOs; and
·	15% of its total assets in (i) direct investments in commodities and (ii) issuers engaged in energy and natural resource businesses.

The percentage of the Fund’s total assets allocated to any category of investment may at any given time be significantly less than the maximum percentage permitted pursuant to the above referenced investment policies.

Unless otherwise stated, the Fund’s investment policies are considered non-fundamental and may be changed by the Board without Common Shareholder approval.

PORTFOLIO COMPOSITION

The Fund will seek to achieve its investment objective by investing in:

Income Securities. The Fund may invest in a wide range of both fixed-income and other debt instruments (“Income Securities”) selected from a variety of sectors and credit qualities. The Fund

112 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

may invest in Income Securities of any credit quality, including, Income Securities rated below-investment grade (commonly referred to as “high-yield” or “junk” bonds), which are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The sectors and types of Income Securities in which the Fund may invest, include, but are not limited to:

·	Government and agency securities;
·	Corporate bonds;
·	Loans and loan participations (including senior secured floating rate loans, “second lien” secured floating rate loans, and other types of secured and unsecured loans with fixed and variable interest rates) (collectively, “Loans”);
·	Structured finance investments (described below);
·	Mezzanine and preferred securities; and
·	Convertible securities.

Common Equity Securities and Covered Call Option Strategy. The Fund may invest in common stocks, limited liability company interests, trust certificates and other equity investments (“Common Equity Securities”) that GPIM believes offer attractive yield and/or capital appreciation potential. As part of its Common Equity Securities strategy, the Fund may also opportunistically employ a strategy of writing (selling) covered call options (“Covered Call Option Strategy”) and may, from time to time, buy put options or sell covered put options on individual Common Equity Securities and, to a lesser extent, pursue a strategy that includes the sale (writing) of both covered call options and put options on indices of securities and sectors of securities. This Covered Call Option Strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Common Shareholders.

Structured Finance Investments. The Fund may invest in structured finance investments, which are Income Securities and Common Equity Securities typically issued by special purpose vehicles that hold income-producing securities (e.g., mortgage loans, consumer debt payment obligations and other receivables) and other financial assets. Structured finance investments are tailored, or packaged, to meet certain financial goals of investors. Typically, these investments provide investors with capital protection, income generation and/or the opportunity to generate capital growth. GPIM believes that structured finance investments may provide attractive risk-adjusted returns, frequent sector rotation opportunities and prospects for adding value through security selection. For purposes of the Fund’s investment policies, structured finance investments are not deemed to be “private investment funds” (as discussed below). Structured finance investments primarily include (among others):

Mortgage-Related Securities. Mortgage-related securities are collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, real estate investment trusts (“REITs”) (including debt and preferred stock issued by REITs), and other real estate-related securities. The mortgage-related securities in which the Fund may invest include those with fixed,

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 113

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates, and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund may invest in residential and commercial mortgage-related securities issued by governmental entities and private issuers, including subordinated mortgage-related securities. The underlying assets of certain mortgage-related securities may be subject to prepayments, which shorten the weighted average maturity and may lower the return of such securities, and extension, which lengthens expected maturity as payments on principal may occur at a slower rate or later than expected.

Asset-Backed Securities. ABS are a form of structured debt obligation. ABS are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a special purpose vehicle). Collateral assets are brought into a pool according to specific diversification rules. A special purpose vehicle is founded for the purpose of securitizing these payment claims and the assets of the special purpose vehicle are the diversified pool of collateral assets. The special purpose vehicle issues marketable securities that are intended to represent a lower level of risk than an underlying collateral asset individually, due to the diversification in the pool. The redemption of the securities issued by the special purpose vehicle takes place out of the cash flow generated by the collected assets. A special purpose vehicle may issue multiple securities with different priorities to the cash flows generated and the collateral assets. The collateral for ABS may include, among other assets, home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of ABS that may be developed in the future. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available or may be insufficient to support payments on these securities.

Collateralized Debt Obligations. A CDO is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a CBO. Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a CLO. Investors in CBOs and CLOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CLO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. This prioritization of the cash flows from a pool of securities among the several tranches of the CLO is a key feature of the CLO structure. If there are funds remaining after each tranche of debt receives its contractual interest rate and the CLO meets or exceeds required collateral coverage levels (or other similar covenants), the remaining funds may be paid to the subordinated (or residual) tranche (often referred to as the “equity” tranche). CLOs are subject to the same risk of prepayment and extension described with respect to certain mortgage-related and asset-backed securities.

114 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

The Fund may invest in senior, rated tranches as well as mezzanine and subordinated tranches of CLOs. Investment in the subordinated tranche is subject to special risks. The subordinated tranche does not receive ratings and is considered the riskiest portion of the capital structure of a CLO because it bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances.

Risk-Linked Securities. Risk-linked securities (“RLS”) are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. RLS are typically debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger event.” Depending on the specific terms and structure of the RLS, this trigger could be the result of a hurricane, earthquake or some other catastrophic event.

Real Property Asset Companies. The Fund may invest in Income Securities and Common Equity Securities issued by companies that own, produce, refine, process, transport and market “real property assets,” such as real estate and the natural resources upon or within real estate (“Real Property Asset Companies”).

Personal Property Asset Companies. The Fund may invest in Income Securities and Common Equity Securities issued by companies that seek to profit primarily from the ownership, rental, leasing, financing or disposition of personal (as opposed to real) property assets (“Personal Property Asset Companies”). Personal (as opposed to real) property includes any tangible, movable property or asset. The Fund will typically seek to invest in Income Securities and Common Equity Securities of Personal Property Asset Companies the investment performance of which is not expected to be highly correlated with traditional market indexes because the personal property asset held by such company is non-correlated with traditional debt or equity markets. Such personal property assets include special situation transportation assets (e.g., railcars, airplanes and ships) and collectibles (e.g., antiques, wine and fine art).

Private Securities. The Fund may invest in privately issued Income Securities and Common Equity Securities of both public and private companies (“Private Securities”). Private Securities have additional risk considerations in addition to those of comparable public securities, including the availability of financial information about the issuer and valuation and liquidity issues.

Investment Funds. As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing in other investment companies, including registered investment companies, private investment funds and/or other pooled investment vehicles (collectively, “Investment Funds”), which may be managed by the

Adviser, Sub-Adviser and/or their affiliates. The Fund may invest up to 30% of its total assets in Investment Funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly. The 1940 Act generally limits a registered investment company’s investments in other registered investment companies to 10% of its total assets. However, pursuant to exemptions set forth in the 1940 Act and rules and regulations promulgated under the 1940 Act, the Fund may invest in excess of this and other applicable limitations provided that the conditions of such exemptions

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 115

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

are met. The Fund will invest in private investment funds, commonly referred to as “hedge funds,” or “private equity funds” (including “single asset continuation funds”) only to the extent permitted by applicable rules, regulations and interpretations of the Securities and Exchange Commission (“SEC”) and the NYSE. The Fund may invest up to the lower of 10% of its total assets or 15% of its net assets, measured at the time of investment, in private investment funds that provide exposure to Common Equity Securities of private companies (i.e., exposure to private equity investments). Investments in other Investment Funds involve operating expenses and fees at the Investment Fund level that are in addition to the expenses and fees borne by the Fund and are borne indirectly by the Common Shareholders.

The Fund may also invest in a wide range of alternative investments. In addition to engaging in options (as described above), alternative investments include, but are not limited to:

Synthetic Investments. As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities through the use of customized derivative instruments (including swaps, options, forwards, notional principal contracts or other financial instruments) to seek to replicate, modify or replace the economic attributes associated with an investment in Income Securities and Common Equity Securities (including interests in Investment Funds).

Derivatives Transactions. The Fund may purchase and sell derivative instruments (which derive their value by reference to another instrument, asset or index) for investment purposes, such as obtaining investment exposure to an investment category; risk management purposes, such as hedging against fluctuations in asset prices or interest rates; diversification purposes; to change the duration of the Fund; or for leverage purposes. GPIM seeks to limit exposure to any single counterparty when engaging in derivatives transactions. The Fund has not adopted a maximum percentage limit with respect to derivative investments; however, the use of derivative investments is subject to the limits imposed by the 1940 Act.

USE OF LEVERAGE

The Fund may seek to enhance the level of its current distributions by utilizing financial leverage through the issuance of preferred shares (“Preferred Shares”) and through borrowings from certain financial institutions or the issuance of commercial paper or other forms of debt (“Borrowings”), or through a combination of the foregoing (collectively “Financial Leverage”). The Fund currently intends to use Financial Leverage through Borrowings from certain financial institutions. The Fund has no present intention to issue Preferred Shares.

The Fund currently employs Financial Leverage through a committed facility provided to the Fund by BNP Paribas. Although Financial Leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. Financial Leverage may cause greater changes in the Fund’s NAV and returns than if leverage had not been used.

116 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

The Fund’s borrowings under the committed facility are collateralized by portfolio assets, which are maintained by the Fund in a separate account with the Fund’s custodian for the benefit of the lender, which collateral exceeds the amount borrowed. Securities deposited in the collateral account may be rehypothecated by the lender subject to the terms and conditions of the facility agreements. In the event of a default by the Fund under its committed facility, the lender has the right to sell such collateral assets to satisfy the Fund’s obligation to the lender. The committed facility agreement includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than BNP Paribas, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

The Fund may utilize Financial Leverage up to the limits imposed by the 1940 Act.

The Fund also is permitted to enter into reverse repurchase agreements, dollar rolls or similar transactions, and derivatives transactions with leverage embedded in them (collectively “leveraged transactions”), to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions. The Fund’s total leverage from Financial Leverage and leveraged transactions may vary significantly over time based on GPIM’s assessment of market and economic conditions, available investment opportunities and cost of Financial Leverage and leveraged transactions.

Although the use of Financial Leverage and leveraged transactions by the Fund may create an opportunity for increased total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. Financial Leverage and the use of leveraged transactions involve risks and special considerations for shareholders, including the likelihood of greater volatility of NAV and market price of, and dividends on, the Common Shares. To the extent the Fund increases its amount of Financial Leverage and leveraged transactions outstanding, it will be more exposed to these risks. The cost of Financial Leverage and leveraged transactions, including the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage and leveraged transactions, is borne by holders of the Common Shares. To the extent the Fund increases its amount of Financial Leverage and leveraged transactions outstanding, the Fund’s annual expenses as a percentage of net assets attributable to Common Shares will increase. Under the 1940 Act, the Fund may not utilize Borrowings if, immediately after incurring such Borrowing, the Fund would have asset coverage (as defined in the 1940 Act) of less than 300% (i.e., for every dollar of Borrowings outstanding, the Fund is required to have at least three dollars of assets). Under the 1940 Act, the Fund may not issue Preferred Shares if, immediately after issuance, the Fund would have asset coverage (as defined in the 1940 Act) of less than 200% (i.e., for every dollar of Borrowing plus Preferred Shares outstanding, the Fund is required to have at least two dollars of assets). The

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 117

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

Fund may also borrow in excess of such limit for temporary purposes such as the settlement of transactions.

In addition, the Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage.

So long as the net rate of return on the Fund’s investments purchased with the proceeds of Financial Leverage and leveraged transactions exceeds the cost of such Financial Leverage and leveraged transactions, such excess amounts will be available to pay higher distributions to holders of the Common Shares. In connection with the Fund’s use of Financial Leverage, the Fund may seek to hedge the interest rate risks associated with the Financial Leverage through interest rate swaps, caps or other derivatives transactions. There can be no assurance that the Fund’s Financial Leverage and leveraged transactions strategy will be successful during any period during which it is employed. The costs associated with the issuance of Financial Leverage and leveraged transactions will be borne by Common Shareholders, which will result in a reduction of NAV of Common Shares. The fee paid to the Adviser will be calculated on the basis of the Fund’s Managed Assets (as defined herein), including proceeds from Financial Leverage, so the fees paid to the Adviser will be higher when Financial Leverage is utilized. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee.

Investments in Investment Funds frequently expose the Fund to an additional layer of Financial Leverage and, thus, increase the Fund's exposure to leverage risk.

TEMPORARY INVESTMENTS

At any time when a temporary posture is believed by GPIM to be warranted (a “temporary period”), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The Fund may not achieve its investment objective during a temporary period or be able to sustain its historical distribution levels.

PRINCIPAL RISKS OF THE FUND

Investment in the Fund involves special risk considerations, which are summarized below. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program. The Fund’s performance and the value of its investments will vary in response to changes in interest rates, inflation and other market and economic factors, among others.

The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

Limited Term Risk

In accordance with the Fund’s Amended and Restated Agreement and Declaration of Trust, dated October 18, 2021 (the “Agreement and Declaration of Trust”), the Fund intends to dissolve as of the first business day following the twelfth anniversary of the effective date of the Fund’s initial registration statement, November 23, 2033 (the “Dissolution Date”); provided that the Board of

118 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

Trustees of the Fund (the “Board” or “Board of Trustees,” and the members thereof, the “Trustees”) may, by a vote of a majority of the Board and seventy-five percent (75%) of the members of the Board, who either (i) have been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if fewer than thirty-six months) or (ii) were nominated to serve as a member of the Board, or designated as a Continuing Trustee, by a majority of the Continuing Trustees then members of the Board (the “Continuing Trustees”), without shareholder approval (a “Board Action Vote”), extend the Dissolution Date for one period up to two years (which date shall then become the Dissolution Date). In determining whether to extend the Dissolution Date, the Board may consider whatever factors it deems appropriate to its analysis including, among other factors, the inability to sell the Fund’s assets in a time frame consistent with dissolution due to lack of market liquidity or other circumstances. Additionally, the Board may consider whether market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets will appreciate and generate capital appreciation and income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Fund. Each holder of Common Shares would be paid a pro rata portion of the Fund’s net assets upon dissolution of the Fund. If the Dissolution Date is not extended, the Fund could miss any market appreciation that occurs after the Fund’s dissolution. Conversely, if the Dissolution Date is extended, after which market conditions deteriorate, the Fund may experience losses.

Beginning one year before the Dissolution Date (the “Wind-Down Period”), the Fund may begin liquidating all or a portion of the Fund’s portfolio, and may deviate from its investment policies and may not achieve its investment objective. During the Wind-Down Period (or in anticipation of an Eligible Tender Offer, as defined below), the Fund’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of liquidation.

As of a date within the 6-18 months preceding the Dissolution Date (as may be extended as described above), the Board may, by a Board Action Vote without shareholder approval, cause the Fund to conduct a tender offer to all Common Shareholders to purchase all outstanding Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer (an “Eligible Tender Offer”). In accordance with the Agreement and Declaration of Trust, in an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each Common Shareholder; provided that if the payment for properly tendered Common Shares would result in the Fund having net assets totaling less than $200 million (the “Dissolution Threshold”), the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will dissolve as scheduled (provided that if the Eligible Tender Offer was made prior to the Dissolution Date, the Board may approve an extension of the Dissolution Date).

Unless the limited term provision of the Agreement and Declaration of Trust is amended by shareholders in accordance with the Agreement and Declaration of Trust, or unless the Fund completes an Eligible Tender Offer and converts to perpetual existence, the Fund will dissolve on or about the Dissolution Date. The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement,

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 119

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

approaches. In addition, the Fund is not a “target term” fund and thus does not seek to return its initial public offering price per Common Share upon dissolution. As the assets of the Fund will be liquidated in connection with its dissolution, the Fund may be required to sell portfolio securities or liquidate positions when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In addition, as the Fund approaches the Dissolution Date, the Fund may invest the liquidation proceeds of sold, matured or called securities or liquidated positions in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect the Fund’s investment performance.

Rather than reinvesting proceeds received from sales of or payments received in respect of portfolio securities and positions, the Fund may distribute such proceeds in one or more liquidating distributions prior to the final dissolution, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of net assets attributable to Common Shares, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund. The final distribution of net assets upon dissolution may be more than, equal to or less than the Fund’s initial share price of $20.00 per Common Share. Because the Fund may adopt a plan of liquidation and make liquidating distributions in advance of the Dissolution Date, the total value of the Fund’s assets returned to Common Shareholders upon dissolution will be impacted by decisions of the Board and the Adviser regarding the timing of adopting a plan of liquidation and making liquidating distributions. This may result in Common Shareholders receiving liquidating distributions with a value more or less than the value that would have been received if the Fund had liquidated all of its assets on the Dissolution Date, or any other potential date for liquidation referenced in this prospectus, and distributed the proceeds thereof to shareholders.

If the Fund conducts an Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. The risks related to the disposition of investments in connection with the Fund’s dissolution also would be present in connection with the disposition of investments in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objective and decrease returns to shareholders. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and the tax basis of the Fund in the investments.

Any capital gains recognized on such dispositions, as reduced by any capital losses the Fund realizes in the year of such dispositions and by any available capital loss carryforwards, will generally be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains

120 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

over net short-term capital losses) or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to such year, and such distributions will generally be taxable to Common Shareholders. In addition, the Fund’s purchase of tendered Common Shares pursuant to an Eligible Tender Offer will generally have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders.

The purchase of Common Shares by the Fund pursuant to an Eligible Tender Offer will have the effect of increasing the proportionate interest in the Fund of non-tendering Common Shareholders. All Common Shareholders remaining after an Eligible Tender Offer will be subject to any increased risks associated with the reduction in the Fund’s assets resulting from payment for any tendered Common Shares, such as greater volatility due to decreased diversification and proportionately higher expenses. The reduced assets of the Fund as a result of an Eligible Tender Offer may result in less investment flexibility for the Fund and may have an adverse effect on the Fund’s investment performance. Such reduction in the Fund’s assets may also cause Common Shares of the Fund to become thinly traded or otherwise negatively impact secondary trading of Common Shares. A reduction in assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Common Shares to trade at a wider discount to NAV than they otherwise would. Furthermore, the portfolio of the Fund following an Eligible Tender Offer could be significantly different and, therefore, Common Shareholders retaining an investment in the Fund could be subject to greater risk. For example, the Fund may be required to sell its more liquid, higher quality portfolio investments to purchase Common Shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the Common Shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Fund following an Eligible Tender Offer.

The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the payment for tendered Common Shares would not result in the Fund having aggregate net assets below the Dissolution Threshold, in which case the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will liquidate on the Dissolution Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the payment for tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, the Board may, by a Board Action Vote, amend the Agreement and Declaration of Trust to eliminate the Dissolution Date without shareholder approval and provide for the Fund’s perpetual existence. Thereafter, the Fund will have a perpetual existence. There is no guarantee that the Board will eliminate the Dissolution Date following the completion of an Eligible Tender Offer so that the Fund will have a perpetual existence. The Adviser may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated and the Fund have a perpetual existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 121

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

conversion to perpetual existence. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining Common Shareholders may only be able to sell their shares at a discount to NAV.

Although it is anticipated that the Fund will have distributed substantially all of its net assets to shareholders as soon as practicable after the Dissolution Date, assets for which no market exists or assets trading at depressed prices, if any, may be placed in a liquidating trust. Assets placed in a liquidating trust may be held for an indefinite period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows. During such time, the shareholders will continue to be exposed to the risks associated with the Fund and the value of their interest in the liquidating trust will fluctuate with the value of the liquidating trust’s remaining assets.

Additionally, the tax treatment of the liquidating trust will generally differ from the tax treatment of the Fund. To the extent the costs associated with a liquidating trust exceed the value of the remaining assets, the liquidating trust trustees may determine to dispose of the remaining assets in a manner of their choosing. The Fund cannot predict the amount, if any, of assets that will be required to be placed in a liquidating trust or how long it will take to sell or otherwise dispose of such assets.

Not a Complete Investment Program

An investment in the Common Shares of the Fund should not be considered a complete investment program. The Fund is intended for long-term investors seeking current income and capital appreciation. An investment in the Fund is not meant to provide a vehicle for those who wish to play short-term swings in the market. Each Common Shareholder should take into account the Fund’s investment objective as well as the Common Shareholder’s other investments when considering an investment in the Fund. Before making an investment decision, a prospective investor should consider (i) the suitability of this investment with respect to his or her investment objectives and personal situation and (ii) factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs.

Investment and Market Risk

An investment in the Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. During periods of adverse economic, financial, geopolitical, labor and public health conditions, the risks associated with an investment in Common Shares may be heightened.

An investment in the Common Shares represents an indirect investment in the securities owned by the Fund. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These fluctuations may occur frequently and in large amounts. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment,

122 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

changing economic, political (including geopolitical), social or financial market conditions, tariffs and trade disruptions, recession, changes in currency rates, increased instability or general uncertainty, natural/environmental disasters, cyber attacks, terrorism, governmental or quasi-governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. For example, the risks of a borrower’s default or bankruptcy or non-payment of scheduled interest or principal payments from senior floating rate interests held by the Fund are especially acute under these conditions. Furthermore, interest rates may change and bond yields may fall as a result of types of events, including responses by governmental entities to such events, which would magnify the Fund’s fixed-income instruments’ susceptibility to interest rate risk and diminish their yield and performance. Moreover, the Fund’s investments in ABS are subject to many of the same risks that are applicable to investments in securities generally, including interest rate risk, credit risk, foreign currency risk, below-investment grade securities risk, Financial Leverage and leveraged transactions risk, prepayment and extension risks and regulatory risk, which would be elevated under the foregoing circumstances.

Moreover, changing economic, political, social, geopolitical, or financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets. As a result, there is an increased risk that geopolitical and other events will disrupt economies and markets globally. For example, local or regional armed conflicts (notably the Russia-Ukraine conflict) have led to significant sanctions by the United States, Europe and other countries against certain countries (as well as persons and companies connected with certain counties) and led to indirect adverse regional and global market, economic and other effects. It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors and societies globally. In addition, adverse changes in one sector or industry or with respect to a particular company could negatively impact companies in other sectors or industries or increase market volatility as a result of the interconnected nature of economies and markets and thus negatively affect the Fund’s performance. For example, developments in the banking or financial services sectors (or one or more companies operating in these sectors) could adversely impact a wide range of companies and issuers. These types of adverse developments could negatively affect the Fund’s performance or operations.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 123

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the Fund’s investments will increase in value along with the broader markets. Periods of market stress and volatility of financial markets, including potentially extreme stress and volatility caused by the events described above or similar circumstances, can expose the Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity and increased valuation risks, for certain asset classes, longer than usual trade settlement periods. The fewer the number of issuers in which the Fund invests and/or the greater the use of leverage, the greater the potential volatility in the Fund’s portfolio. GPIM potentially could be prevented from considering, managing and executing investment decisions at an advantageous time or price or at all as a result of any domestic or global market or other disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, which have also resulted in impediments to the normal functioning of workforces, including personnel and systems of the Fund’s service providers and market intermediaries. The Fund’s investments may decline in value or otherwise be adversely affected due to general market conditions that are not specifically related to a particular issuer, such as real or perceived economic conditions, changes in interest or currency rates or changes in investor sentiment or market outlook generally.

At any point in time, your Common Shares may be worth less than your original investment, even after including the reinvestment of Fund dividends and distributions.

Management Risk

The Fund is subject to management risk because it has an actively managed portfolio. GPIM will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund’s allocation of its investments across various asset classes and sectors may vary significantly over time based on GPIM’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time. The ability of the Fund to achieve its investment objective depends, in part, on GPIM’s investment decisions and the ability of GPIM to allocate effectively the Fund’s assets among multiple investment strategies, Investment Funds and investments and asset classes. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or that an investment strategy or Investment Fund or investment will achieve its particular investment objective.

Income Risk

The income investors receive from the Fund is based in part on the interest it earns from its investments in Income Securities, which can vary widely over the short- and long-term. If prevailing market interest rates drop, investors’ income from the Fund could drop as well. The Fund’s income could also be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage, although this risk may be mitigated to the extent the Fund invests in floating-rate obligations.

124 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

Dividend Risk

Dividends on common stock and other Common Equity Securities which the Fund may hold are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the Common Equity Securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur as a result of, among other things, a sharp change in interest rates or an economic downturn. Changes in the dividend policies of companies and capital resources available for these companies’ dividend payments may adversely affect the Fund. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. These circumstances may result from issuer-specific events, adverse economic or market developments, or legislative or regulatory changes or other developments that limit an issuer’s ability to declare and pay dividends, which would affect the Fund’s performance and ability to generate income. The dividend income from the Fund’s investment in Common Equity Securities will be influenced by both general economic activity and issuer-specific factors. In the event of adverse changes in economic conditions or adverse events effecting a specific industry or issuer, the issuers of the Common Equity Securities held by the Fund may reduce the dividends paid on such securities (or not declare or pay dividends on such securities).

Income Securities Risk

In addition to the risks discussed above, Income Securities (notably the value and income of such investments), including high-yield bonds, are subject to certain risks, including:

Issuer Risk

The value of Income Securities may decline for a number of reasons which directly relate to the issuer, such as management performance, the issuer’s overall level of debt, reduced demand for the issuer’s goods and services, historical and projected earnings and the value of its assets.

Spread Risk

Spread risk is the risk that the market price can change due to broad based movements in spreads. The difference (or “spread”) between the yield of a security and the yield of a benchmark measures the additional interest paid. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns, or general reductions in risk tolerance.

Credit Risk

The Fund could lose money if the issuer or guarantor of a debt instrument or a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio securities or other instruments) is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. This risk is heightened in market environments where

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 125

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

interest rates are changing, notably when rates are rising. If an issuer fails to pay interest, the Fund’s income would likely be reduced, and if an issuer fails to repay principal, the value of the instrument likely would fall and the Fund could lose money. This risk is especially acute with respect to high yield, below-investment grade and unrated high risk debt instruments (which also may be known as “junk bonds”), whose issuers are particularly susceptible to fail to meet principal or interest obligations. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition or be adversely affected by economic, political or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, leading to greater volatility in the price of the instrument and in shares of the Fund. Although credit quality rating may not accurately reflect the true credit risk of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s value and liquidity and make it more difficult for the Fund to sell at an advantageous price or time. The risk of the occurrence of these types of events is heightened in market environments where interest rates are changing, notably when rates are rising.

The degree of credit risk depends on the particular instrument and the financial condition of the issuer, guarantor or counterparty, which are often reflected in its credit quality. A credit quality rating is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and therefore do not necessarily represent an issuer’s actual financial condition or the volatility and liquidity of the security. Although higher-rated securities generally present lower credit risk as compared to lower-rated or unrated securities, an issuer with a high credit rating may in fact be exposed to heightened levels of credit or liquidity risk.

In addition, during certain market and economic conditions, many issuers may be unprofitable, have had little cash on hand and/or unable to pay the interest owed on their debt obligations and the number of such issuers may increase if demand for their goods and services falls, borrowing and other costs rise due to governmental action or inaction or for other reasons. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition or reduced demand for its goods and services or be adversely affected by economic, political, public health or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, leading to greater volatility in the price of the instrument and in shares of the Fund.

If an issuer, guarantor or counterparty declares bankruptcy or is declared bankrupt, the Fund would likely be adversely affected in its ability to receive principal or interest owed or otherwise to enforce the financial obligations of the other party. The Fund may be subject to increased costs associated with the bankruptcy process and experience losses as a result of the deterioration of the financial condition of the issuer, guarantor or counterparty. The risks to the Fund related to such bankruptcies are elevated during periods of adverse markets, economic and similar developments.

126 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

Interest Rate Risk

Fixed-income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates, including changes in reference rates used in fixed-income and other debt instruments (such as Term SOFR or LIBOR), may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments or increase risks associated with such investments, such as credit or default risks. In addition, changes in interest rates, including rates that fall below zero, can have unpredictable effects on markets and can adversely affect the Fund’s yield, income and performance. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline and when interest rates decrease, the values of fixed-income and other debt instruments rise. Changes in interest rates also adversely affect the yield generated by certain Income Securities or result in the issuance of lower yielding Income Securities.

The value of a debt instrument with a longer duration will generally be more sensitive to interest rate changes than a similar instrument with a shorter duration. Similarly, the longer the average duration (whether positive or negative) of these instruments held by the Fund or to which the Fund is exposed (i.e., the longer the average portfolio duration of the Fund), the more the Fund’s NAV will likely fluctuate in response to interest rate changes. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. For example, the NAV per share of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point.

However, measures such as duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, in turn, the Fund’s susceptibility to changes in interest rates. Certain fixed-income and debt instruments are subject to the risk that the issuer may exercise its right to redeem (or call) the instrument earlier than anticipated. Although an issuer may call an instrument for a variety of reasons, if an issuer does so during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield or other less favorable features, and therefore might not benefit from any increase in value as a result of declining interest rates. Interest only or principal only securities and inverse floaters are particularly sensitive to changes in interest rates, which may impact the income generated by the security and other features of the security.

Instruments with variable or floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Conversely, in a decreasing interest rate environment, these instruments will generally not increase in value and the Fund’s investment in instruments with floating interest rates may prevent the Fund from taking full advantage of decreasing interest rates in a timely manner. In addition, the income received from such instruments will likely be adversely affected by a decrease in interest rates.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 127

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

Adjustable-rate securities also react to interest rate changes in a similar manner as fixed-rate securities but generally to a lesser degree depending on the characteristics of the security, in particular its reset terms (i.e., the index chosen, frequency of reset and reset caps or floors). During periods of rising interest rates, because changes in interest rates on adjustable-rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. These securities also may be subject to limits on the maximum increase in interest rates. During periods of declining interest rates, because the interest rates on adjustable-rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. These securities may not be subject to limits on downward adjustments of interest rates.

During periods of rising interest rates, issuers of debt instruments or asset-backed securities may pay principal later or more slowly than expected, which may reduce the value of the Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested in other instruments. During periods of falling interest rates, issuers of debt securities or asset-backed securities may pay off debts more quickly or earlier than expected, which could cause the Fund to be unable to recoup the full amount of its initial investment and/or cause the Fund to reinvest in lower-yielding securities, thereby reducing the Fund’s yield or otherwise adversely impacting the Fund.

Certain debt instruments, such as instruments with a negative duration or inverse instruments, are also subject to interest rate risk, although such instruments generally react differently to changes in interest rates than instruments with positive durations. The Fund’s investments in these instruments also may be adversely affected by changes in interest rates. For example, the value of instruments with negative durations, such as inverse floaters, generally decrease if interest rates decline.

The U.S. Federal Reserve (“Federal Reserve”), in recent periods, has increased interest rates at significant levels and signaled an intention to continue to raise interest rates and maintain interest rates at increased levels until inflation decreases to the Federal Reserve’s target level. It is difficult to predict how long the Federal Reserve’s current stance on interest rates will persist and the impact these actions will have on the economy and the Fund’s investments and the markets where they trade. Such actions may have unforeseen consequences and materially affect economic and market conditions, the Fund’s investments and the Fund’s performance.

The Fund’s use of leverage will tend to increase Common Share interest rate risk. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of seeking to reduce the interest rate sensitivity of credit securities held by the Fund or any leverage being employed by the Fund and seeking to decrease the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to seek to reduce interest rate risk will be successful or that any hedges that the Fund may establish will perfectly correlate with movements in interest rates.

128 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

Current Fixed-Income and Debt Market Conditions

Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the high inflation in recent periods, governmental authorities have implemented significant fiscal and monetary policy changes, including increasing interest rates and implementation of quantitative tightening. These actions present heightened risks, particularly to fixed-income and debt instruments, and such risks could be even further heightened if these actions are ineffective in achieving their desired outcomes. The Federal Reserve has signaled its intention to continue raising interest rates and maintain interest rates at increased levels until inflation decreases to the Federal Reserve’s target level. It is difficult to accurately predict the effect of these actions. Certain economic conditions and market environments will expose fixed-income and debt instruments to heightened volatility and reduced liquidity, which can impact the Fund’s investments and may negatively impact the Fund’s characteristics, which in turn would impact performance. To the extent the Fund invests in derivatives tied to fixed-income or related markets, the Fund can be more substantially exposed to these risks than if it did not invest in such derivatives. The liquidity levels of the Fund’s portfolio may also be affected and the Fund could be required to sell holdings at disadvantageous times or prices.

Corporate Bond Risk

Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk and are subject to the risks associated with Income Securities, among other risks. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Depending on the nature of the seniority provisions, a senior corporate bond may be junior to other credit securities of the issuer.

The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument or at all. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific and other developments.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 129

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

Reinvestment Risk

Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called Income Securities at market interest rates that are below the Fund portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or the overall return of the Fund. These or similar conditions may also occur in the future.

Extension Risk

Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen as short or intermediate-term instruments become longer-term instruments, which would make the investment more sensitive to changes in interest rates. The likelihood that payments on principal will occur at a slower rate or later than expected is heightened in market environments where interest rates are rising. In addition, the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund to the extent its investments are in lower interest rate debt instruments. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.

Prepayment Risk

Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected (or an investment is converted or redeemed prior to maturity). For example, an issuer may exercise its right to redeem outstanding debt securities prior to their maturity (known as a “call”) or otherwise pay principal earlier than expected for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls or “prepays” a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be required to reinvest in generally lower-yielding securities, securities with greater credit risks or securities with other, less favorable features or terms than the security in which the Fund initially invested, thus potentially reducing the Fund’s yield. Income Securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. Loans and mortgage- and other asset-backed securities are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates (or narrower spreads) as issuers of higher interest rate debt instruments pay off debts earlier than expected. In addition, the Fund may lose any premiums paid to acquire the investment. Other factors, such as excess cash flows, may also contribute to prepayment risk. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.

130 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

Variable or floating rate investments may be less vulnerable to prepayment risk. Most floating rate loans and fixed-income securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or fixed-income securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan or security.

Liquidity Risk

The Fund may invest without limitation in Income Securities for which there is no readily available trading market or which are unregistered, restricted or otherwise illiquid, including certain high-yield securities. The Fund invests in privately issued securities of both public and private companies, which may be illiquid. For example, Common Equity Securities of private companies (including when held through an Investment Fund) are usually highly illiquid, and the Fund is usually able to sell such securities only in private transactions with another investor or group of investors, and there can be no assurance that the Fund will be able to successfully arrange such transactions if and when it desires or that it will obtain favorable values upon the sale. Securities of below investment grade quality tend to be less liquid than investment grade debt securities, and securities of financial distressed or bankrupt issuers may be particularly illiquid. Loans typically are not registered with the SEC and are not listed on any securities exchange and may at times be illiquid. Loan investments through participations and assignments are typically illiquid. Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances. The securities and obligations of foreign issuers, particular issuers in emerging markets, may be more likely to experience periods of illiquidity. Derivative instruments, particularly privately-negotiated or OTC derivatives, may be illiquid, although can be no assurance that a liquid market will exist when the Fund seeks to close out an exchange-traded derivative position.

The Fund may not be able to readily dispose of illiquid securities and obligations at prices that approximate those at which the Fund could sell such assets and obligations if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. As a result, the Fund may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. The capacity of market makers of fixed-income and other debt instruments has not kept pace with the consistent growth in these markets over the past decades, which has led to reduced levels in the capacity of these market makers to engage in trading and, as a result, dealer inventories of corporate fixed-income, floating rate and certain other debt instruments are at or near historic lows relative to market size. In addition, limited liquidity could affect the market price of Income Securities, thereby adversely affecting the Fund’s NAV and ability to make distributions. Dislocations in certain parts of markets have in the past and may in the future result in reduced liquidity for certain investments. Liquidity of financial markets may also be affected by government intervention.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 131

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

Valuation of Certain Income Securities Risk

GPIM may use the fair value method to value investments if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect NAV. Because the secondary markets for certain investments may be limited, they may be particularly difficult to value. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. A security that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures. Prices obtained by the Fund upon the sale of such securities may not equal the value at which the Fund carried the investment on its books, which would adversely affect the NAV of the Fund.

Duration and Maturity Risk

The Fund has no set policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain magnified risks. These risks include interest rate risk, credit risk and liquidity risks as discussed above. Generally speaking, the longer the duration of the Fund’s portfolio, the more exposure the Fund will have to interest rate risk described above.

Below-Investment Grade Securities Risk

The Fund may invest in Income Securities rated below-investment grade or, if unrated, determined by GPIM to be of comparable credit quality, which are commonly referred to as “high-yield” or “junk” bonds. The Fund will not invest more than 25% of its total assets in securities rated CCC or below (or, if unrated, determined to be of comparable credit quality by GPIM) at the time of investment. Investment in securities of below-investment grade quality involves substantial risk of loss, the risk of which is particularly acute under adverse economic conditions. Income Securities of below-investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value or income due to adverse economic and issuer-specific developments.

Securities of below investment grade quality may involve a greater risk of default or decline in market value or income due to adverse economic and issuer-specific developments, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. Generally, the risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates (particularly for issuers that are highly leveraged). If the Fund is unable to sell an investment at its desired time, the Fund may miss other investment opportunities while it holds investments it would prefer to sell, which could adversely affect the Fund’s performance. In addition, the liquidity of any Fund investment may change significantly over time as a result of market, economic, trading, issuer-specific and other factors. Accordingly, the performance of the Fund and a shareholder’s investment in the Fund may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. Issuers of below-

132 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

investment grade securities are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recessions and other adverse economic developments than more creditworthy issuers, which may impair their ability to make interest and principal payments. Income Securities of below-investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values, total return and yield for securities of below investment grade quality tend to be more volatile than the market values, total return and yield for higher quality bonds. Securities of below investment grade quality tend to be less liquid than investment grade debt securities and therefore more difficult to value accurately and sell at an advantageous price or time and may involve greater transactions costs and wider bid/ask spreads, than higher-quality securities. To the extent that a secondary market does exist for certain below-investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because of the substantial risks associated with investments in below-investment grade securities, you could have an increased risk of losing money on your investment in Common Shares, both in the short-term and the long-term. To the extent that the Fund invests in securities that have not been rated by a nationally recognized statistical rating organization, the Fund’s ability to achieve its investment objective will be more dependent on GPIM’s credit analysis than would be the case when the Fund invests in rated securities.

Successful investment in lower-medium and lower-rated debt securities may involve greater investment risk and is highly dependent on GPIM’s credit analysis. The value of securities of below investment grade quality is particularly vulnerable to changes in interest rates and a real or perceived economic downturn or higher interest rates could cause a decline in prices of such securities by lessening the ability of issuers to make principal and interest payments. These securities are often thinly traded or subject to irregular trading and can be more difficult to sell and value accurately than higher-quality securities because there tends to be less public information available about these securities. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire below investment grade market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or a change in the market’s psychology. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), high yield securities are particularly susceptible to credit and default risk as delinquencies and losses could increase, and such increases could be sudden and significant. An economic downturn or individual corporate developments could adversely affect the market for these investments and reduce the Fund’s ability to sell these investments at an advantageous time or price. These types of developments could cause high yield securities to lose significant market value, including before a default occurs.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 133

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

Structured Finance Investments Risk

The Fund’s structured finance investments may include residential and commercial mortgage-related and other ABS issued by governmental entities and private issuers. While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, these investments represent an interest in a pool of residential or commercial real estate or assets such as automobile loans, credit card receivables or student loans that have been securitized and provide for monthly payments of interest and principal to the holder based from the cash flow of these assets. Holders of structured finance investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured finance investments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured finance investments generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to accurately predict whether the prices of indices and securities underlying structured finance investments will rise or fall, these prices (and, therefore, the prices of structured finance investments) will be influenced by the same types of political, economic and other events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured finance investment owned by the Fund.

The Fund may invest in structured finance products collateralized by low grade or defaulted loans or securities. Investments in such structured finance products are subject to the risks associated with below-investment grade securities. Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.

The Fund may invest in senior and subordinated classes issued by structured finance vehicles. The payment of cash flows from the underlying assets to senior classes take precedence over those of subordinated classes, and therefore subordinated classes are subject to greater risk. Furthermore, the leveraged nature of subordinated classes may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets.

Structured finance securities may be thinly traded or have a limited trading market. Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.

134 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

Structured finance securities, such as MBS, issued by non-governmental issuers are not guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise and are typically subject to greater risk than those issued by such governmental entities. For example, privately issued mortgage-backed securities are not subject to the same underwriting requirements for underlying mortgages as those issued by governmental entities and, as a result, mortgage loans underlying such privately issued securities typically have less favorable underwriting characteristics (such as credit risk and collateral) and a wider range in terms (such as interest rate, term and borrower characteristics).

Mortgage-Backed Securities Risk

MBS represent an interest in a pool of mortgages. MBS are subject to certain risks, such as: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment and extension risks, which can lead to significant fluctuations in the value of the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. The value of MBS may be substantially dependent on the servicing of the underlying pool of mortgages. In addition, the Fund’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Fund to additional risk.

When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of debt securities. In addition, due to instability in the credit markets, the market for some MBS has at times experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities. The Fund may invest in sub-prime mortgages or MBS that are backed by sub-prime mortgages or defaulted or nonperforming loans.

Additional risks relating to investments in MBS may arise principally because of the type of MBS in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the MBS and the structure of such MBS. For example, collateralized mortgage obligations (“CMOs”), which are MBS that are typically collateralized by mortgage loans or mortgage pass-

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 135

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

through securities and multi-class pass-through securities, are commonly structured as equity interests in a trust composed of mortgage loans or other MBS. CMOs are usually issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. As a result of these and other structural characteristics of CMOs, CMOs may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally entail greater market, prepayment and liquidity risks than other MBS, and may be more volatile or less liquid than other MBS.

Moreover, the relationship between prepayments and interest rates may give some high-yielding MBS less potential for growth in value than conventional bonds with comparable maturities. In addition, during periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, MBS’s total return and maturity may be difficult to predict precisely. To the extent that the Fund purchases MBS at a premium, prepayments (which may be made without penalty) may result in loss of the Fund’s principal investment to the extent of premium paid.

In addition, the general effects of inflation on the U.S. economy can be wide ranging, as evidenced by rising interest rates, wages, and costs of consumer goods and necessities. The long-term effects of inflation on the general economy and on any individual mortgagor are unclear, and in certain cases, rising inflation may affect a mortgagor’s ability to repay its related mortgage loan, thereby reducing the amount received by the holders of MBS with respect to such mortgage loan. Additionally, increased rates of inflation, as recently experienced, may negatively affect the value of certain MBS in the secondary market.

MBS generally are classified as either CMBS or residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks. CMBS and RMBS are also subject to risks similar to those associated with investing in real estate, which are described under “Real Estate Risks” below.

Commercial Mortgage-Backed Securities Risk

In terms of total outstanding principal amount of issues, the market for CMBS is relatively small compared to the market for RMBS. CMBS are subject to particular risks, such as those associated with lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than residential lending. Commercial lending typically involves larger loans to single borrowers or groups of related borrowers than residential mortgage loans. In addition, the repayment of loans

136 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, change in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances.

Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties. Economic downturns, rises in unemployment, tightening lending standards and increased interest and lending rates, developments adverse to the commercial real estate markets, and other developments that limit or reduce demand for commercial retail and office spaces (including continued or expanded remote working arrangement) as well as increased maintenance or tenant improvement costs and costs to convert properties for other uses would adversely impact these investments. For example, economic decline in the businesses operated by the tenants of office or retail properties may increase the likelihood that the tenants may be unable to pay their rent or that properties may be unable to attract or retain tenants, resulting in vacancies (potentially for extended periods). These developments could also result from, among other things, population shifts and other demographic changes, changing tastes and preferences as well as cultural, technological or economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. Moreover, other types of events, domestic or international, may affect general economic conditions and financial markets, such as pandemics, armed conflicts, energy supply or price disruptions, natural disasters and man-made disasters, which may have a significant effect on the underlying commercial mortgage loans. The occurrence of any of the foregoing or similar developments would likely adversely impact the default risk for the properties and loans underlying CMBS investments and the value of, and income generated by, these investments. These developments could also result in reduced liquidity for CMBS. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The exercise of remedies and successful realization of liquidation proceeds relating to CMBS may be highly dependent on the performance of the servicer or special servicer. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 137

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

Residential Mortgage-Backed Securities Risk

Credit-related risk on RMBS primarily arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

Income from and values of RMBS also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents or property values resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties.

Sub-Prime Mortgage Market Risk

The residential mortgage market in the United States has at times experienced difficulties that may adversely affect the performance and market value of certain mortgages and MBS. Delinquencies and losses on residential mortgage loans (especially sub-prime and second-lien mortgage loans) generally have increased at times and may again increase, and a decline in or flattening of housing values (as has been experienced at times and may again be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have at times experienced serious financial difficulties or bankruptcy. Largely due to the foregoing, reduced investor demand for mortgage loans and MBS and increased investor yield requirements has at times caused limited liquidity in the secondary market for certain MBS, which can adversely affect the market value of MBS. It is possible that such limited liquidity in such secondary markets could occur again and worsen. If the economy of the United States deteriorates, the incidence of mortgage foreclosures, especially sub-prime mortgages, may increase, which may adversely affect the value of any MBS owned by the Fund.

Any increase in prevailing market interest rates, which until recently were near historical lows and have begun to rise, may result in increased payments for borrowers who have adjustable rate mortgages. Moreover, with respect to hybrid mortgage loans after their initial fixed rate period, interest-only products or products having a lower rate, and with respect to mortgage loans with a negative amortization feature which reach their negative amortization cap, borrowers may

138 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates. Increases in payments for borrowers may result in increased rates of delinquencies and defaults on residential mortgage loans underlying the RMBS.

The significance of the mortgage crisis and loan defaults in residential mortgage loan sectors led to the enactment of numerous pieces of legislation relating to the mortgage and housing markets. These actions, along with future legislation or regulation, may have significant impacts on the mortgage market generally and may result in a reduction of available transactional opportunities for the Fund or an increase in the cost associated with such transactions and may adversely impact the value of RMBS.

During the mortgage crisis, a number of originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, experienced serious financial difficulties. These or similar difficulties may occur in the future and affect the performance of non-agency RMBS and CMBS. There can be no assurance that originators and servicers of mortgage loans will not continue to experience serious financial difficulties or experience such difficulties in the future, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans.

Asset-Backed Securities Risk

ABS are a form of structured debt obligation. In addition to the general risks associated with credit or debt securities discussed herein, ABS are subject to additional risks, and are particularly subject to interest rate and credit risks. Compared to other fixed income investments with similar maturity and credit risk, ABS generally increase in value to a lesser extent when interest rates decline and generally decline in value to a similar or greater extent when interest rates rise. ABS are also subject to liquidity and valuation risk and, therefore, may be difficult to value accurately or sell at an advantageous time or price and involve greater transaction costs and wider bid/ask spreads than certain other instruments.

While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, an ABS represents an interest in a pool of assets, such as automobile loans, credit card receivables, unsecured consumer loans or student loans, that has been securitized and provides for monthly payments of interest, at a fixed or floating rate, and principal from the cash flow of these assets. This pool of assets (and any related assets of the issuing entity) is the only source of payment for the ABS. The ability of an ABS issuer to make payments on the ABS, and the timing of such payments, is therefore dependent on collections on these underlying assets. The recoveries on the underlying collateral may not, in some cases, be sufficient to support payments on these securities, or may be unavailable in the event of a default and enforcing rights with respect to these assets or collateral may be difficult and costly, which may result in losses to investors in an ABS.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 139

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

Generally, obligors may prepay the underlying assets in full or in part at any time, subjecting the Fund to prepayment risk related to the ABS it holds. While the expected repayment streams on ABS are determined by the contractual amortization schedules for the underlying assets, an investor’s yield to maturity on an ABS is uncertain and may be reduced by the rate and speed of prepayments of the underlying assets, which may be influenced by a variety of economic, social and other factors. Any prepayments, repurchases, purchases or liquidations of the underlying assets could shorten the average life of the ABS to an extent that cannot be fully predicted. Some ABS may be structured to include a period of rapid amortization triggered by events such as a significant rise in the default rate of the underlying collateral, a sharp drop in the credit enhancement level because of credit losses on the underlying assets, a specified regulatory event or the bankruptcy of the originator. A rapid amortization event will cause any revolving period to end earlier than expected and all collections on the underlying assets will be used to pay principal to investors earlier than expected. In general, the senior most securities will be paid prior to any payments being made on the subordinated securities, and if such payments are made earlier than expected, the Fund’s yield on such ABS may be negatively affected.

CLO, CDO and CBO Risk

The Fund may invest in CDOs, CBOs and CLOs. A CDO is an ABS whose underlying collateral is typically a portfolio of other structured finance debt securities or synthetic instruments issued by another ABS vehicle. A CBO is an ABS whose underlying collateral is a portfolio of bonds. A CLO is an ABS whose underlying collateral is a portfolio of bank loans.

In addition to the general risks associated with credit or debt securities discussed herein, CLOs, CDOs and CBOs are subject to additional risks due to their complex structure and highly leveraged nature. Additionally, the Fund’s investment in CLOs, CDOs and CBOs will provide it with indirect exposure to the underlying collateral; this indirect investment structure presents certain risks to the Fund. For example, the Fund’s interest in CLO securities may be less liquid than the loans held by the CLO; thus, it may be more difficult for the Fund to dispose of CLO securities than it would be for the Fund to dispose of loans if it held such loans directly. Additionally, CLOs, CDOs and CBOs normally charge management fees and administrative expenses, which fees and expenses would be borne by the Fund.

CLOs, CDOs and CBOs are subject to risks associated with the involvement of multiple transaction parties related to the underlying collateral and disruptions that may occur as a result of the restructuring or insolvency of the underlying obligors, which are generally corporate obligors. Unlike a consumer obligor that is generally obligated to make payments on the collateral backing an ABS, the obligor on the collateral backing a CLO, a CDO or a CBO may have more effective defenses or resources to cause a delay in payment or restructure the underlying obligation. If an obligor is permitted to restructure its obligations, distributions from collateral securities may not be adequate to make interest or other payments.

The performance of CLOs, CDOs and CBOs depends primarily upon the quality of the underlying assets and the level of credit support or enhancement in the structure and the relative priority of the

140 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

interest in the issuer of the CLO, CDO or CBO purchased by the Fund. In general, CLOs, CDOs and CBOs are actively managed by an asset manager that is responsible for evaluating and acquiring the assets that will collateralize the CLO, CDO or CBO. The asset manager may have difficulty in identifying assets that satisfy the eligibility criteria for the assets and may be restricted from trading the collateral. These criteria, restrictions and requirements, while reducing the overall risk to the Fund, may limit the ability of GPIM to maximize returns on the CLOs, CDOs and CBOs if an opportunity is identified by the collateral manager. In addition, other parties involved in CLOs, CDOs and CBOs, such as credit enhancement providers and investors in senior obligations of the CLO, CDO or CBO may have the right to control the activities and discretion of GPIM in a manner that is adverse to the interests of the Fund. A CLO, CDO or CBO generally includes provisions that alter the priority of payments if performance metrics related to the underlying collateral, such as interest coverage and minimum overcollateralization, are not met.

These provisions may cause delays in payments on the securities or an increase in prepayments depending on the relative priority of the securities owned by the Fund. The failure of a CLO, CDO or CBO to make timely payments on a particular tranche may have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLOs, CDOs and CBOs may be subject to deferral. If cashflows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on the CLOs, CDOs and CBOs, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the issuer to pay such deficiency will be extinguished.

Securities issued by CLOs, CDOs and CBOs may experience substantial losses due to defaults or sales of underlying assets at a loss (due to a decline in market value of such assets or otherwise). The value of securities issued by CLOs, CDOs and CBOs also may decrease because of, among other developments, changes in market value; changes in the market’s perception of the creditworthiness of the servicer of the assets, the originator of an asset in the pool, or the financial institution or fund providing credit support or enhancement; loan performance and prices; broader market sentiment, including expectations regarding future loan defaults, liquidity conditions and supply and demand for structured products.

The Fund may invest in any portion of the capital structure of CLOs (including the subordinated, residual and deep mezzanine debt tranches). As a result, the CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 141

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

CLO securities carry additional risks due to the complex structure and highly leveraged nature of a CLO. CLOs issue classes or “tranches” that vary in risk and yield. The most senior tranches have the lowest yield but the lowest level of risk relative to other tranches, as they are senior in priority to the more junior tranches with respect to payments made by the CLO. Conversely, the most subordinated tranches have the highest potential yield relative to other tranches but also the highest level of risk relative to the other tranches, as they are the lowest in the priority of payments. Thus, losses on underlying assets are borne first by the holders of the most subordinate tranche, followed by the second-most subordinated tranche, and so forth. A CLO may experience substantial losses attributable to loan defaults or sales of underlying assets at a loss (due to a decline in market value of such assets or otherwise). The Fund’s investment in a CLO may decrease in market value because of, among other developments, (i) loan defaults or credit impairment; (ii) losses that exceed the subordinate tranches; (iii) an event of default occurring under a CLO, which could lead to acceleration and/or liquidation of the assets at a loss; (iv) market anticipation of defaults; and (v) investor aversion to CLO securities as a class. These risks may be magnified depending on the tranche of CLO securities in which the Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches.

CLO Subordinated Notes Risk

The Fund may invest in any portion of the capital structure of CLOs (including the subordinated, residual and deep mezzanine debt tranches). Investment in the subordinated tranche is subject to special risks. The subordinated tranche does not receive ratings and is considered the riskiest portion of the capital structure of a CLO. The subordinated tranche is junior in priority of payment to the more senior tranches of the CLO and is subject to certain payment restrictions. As a result, the subordinated tranche bears the bulk of defaults from the loans in the CLO. In addition, the subordinated tranche generally has only limited voting rights and generally does not benefit from any creditors’ rights or ability to exercise remedies under the indenture governing the CLO notes. Certain mezzanine tranches in which the Fund may invest may also be subject to certain risks similar to risks associated with investment in the subordinated tranche.

The subordinated tranche is unsecured and ranks behind all of the secured creditors, known or unknown, of the CLO issuer, including the holders of the secured notes it has issued. Consequently, to the extent that the value of the issuer’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets, prepayment or changes in interest rates, the value of the subordinated tranche realized at redemption could be reduced. If a CLO breaches certain tests set forth in the CLO’s indenture, excess cash flow that would otherwise be available for distribution to the subordinated tranche investors is diverted to prepay CLO debt investors in order of seniority until such time as the

142 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

covenant breach is cured. If the covenant breach is not or cannot be cured, the subordinated tranche investors (and potentially other investors in lower priority rated tranches) may experience a partial or total loss of their investment. Accordingly, the subordinated tranche may not be paid in full and may be more vulnerable to loss, including up to 100% loss. At the time of issuance, the subordinated tranche of a CLO is typically under-collateralized in that the liabilities of a CLO at inception exceed its total assets.

The leveraged nature of subordinated notes may magnify the adverse impact on the subordinated notes of changes in the market value of the investments held by the issuer, changes in the distributions on those investments, defaults and recoveries on those investments, capital gains and losses on those investments, prepayments on those investments and availability, prices and interest rates of those investments.

Subordinated notes are not guaranteed by another party. There can be no assurance that distributions on the assets held by the CLO will be sufficient to make any distributions or that the yield on the subordinated notes will meet the Fund’s expectations. Investments in the subordinated tranche of a CLO are generally less liquid than CLO debt tranches and subject to extensive transfer restrictions, and there may be no market for subordinated notes. Therefore, the Fund may be required to hold subordinated notes for an indefinite period of time or until their stated maturity. Certain mezzanine tranches in which the Fund may invest may also be subject to certain risks similar to risks associated with investment in the subordinated tranche.

Risks Associated with Risk-Linked Securities

RLS are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. Unlike other insurable low-severity, high-probability events (such as auto collision coverage), the insurance risk of which can be diversified by writing large numbers of similar policies, the holders of a typical RLS are exposed to the risks from high-severity, low-probability events such as that posed by major earthquakes or hurricanes. RLS represent a method of reinsurance, by which insurance companies transfer their own portfolio risk to other reinsurance companies and, in the case of RLS, to the capital markets. A typical RLS provides for income and return of capital similar to other fixed-income investments, but involves full or partial default (or loss) if losses resulting from a certain catastrophe exceeded a predetermined amount. In essence, investors invest funds in RLS and if a catastrophe occurs that “triggers” the RLS, investors may lose some or all of the capital invested. In the case of an event, the funds are paid to the bond sponsor—an insurer, reinsurer or corporation—to cover losses. In return, the bond sponsors pay interest to investors for this catastrophe protection. RLS can be structured to pay-off on three types of variables—insurance-industry catastrophe loss indices, insure-specific catastrophe losses and parametric indices based on the physical characteristics of catastrophic events. Such variables are difficult to predict or model, and the risk and potential return profiles of RLS may be difficult to assess. No active trading market may exist for certain RLS, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 143

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

Risks Associated with Structured Notes

Investments in structured notes involve risks associated with the issuer of the note and the reference instrument. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Senior Loans Risk

The Fund may invest in senior secured floating rate Loans made to corporations and other nongovernmental entities and issuers (“Senior Loans”). Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets of the borrower, including stock owned by the borrower in its subsidiaries, that is senior to that held by junior lien creditors, subordinated debt holders and stockholders of the borrower. The Fund’s investments in Senior Loans are typically below-investment grade and are considered speculative because of the credit risk of the applicable issuer.

There is less readily-available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is rarely a minimum rating or other independent evaluation of a borrower or its securities, and GPIM relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of GPIM with respect to investments in Senior Loans. GPIM’s judgment about the credit quality of a borrower may be wrong.

The risks associated with Senior Loans of below-investment grade quality are similar to the risks of other lower grade Income Securities, although Senior Loans are typically senior in payment priority and secured on a senior priority basis, in contrast to subordinated and unsecured Income Securities.

Senior Loans’ higher priority has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are typically adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than certain other lower grade Income Securities, which may have fixed interest rates. The Fund’s investments in Senior Loans are typically below-investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s NAV and income distributions. Further, transactions in Senior Loans typically settle on a delayed basis and may take longer than seven days to settle. As a result, the Fund may receive the proceeds from a sale of a Senior Loan on a delayed basis which may affect the Fund’s ability to repay debt, to pay dividends, to pay expenses, or to take advantage of new investment opportunities. An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value

144 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.

Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices of the Senior Loans and cause the Fund’s NAV per share to fall or otherwise adversely impact the Fund’s investments in Senior Loans. The frequency and magnitude of such changes cannot be predicted. Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are substantially less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), delinquencies and losses generally increase, sometimes dramatically, with respect to obligations under such loans. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs.

No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets and normally make it more difficult to value Senior Loans (particularly those that are illiquid). Adverse market conditions may impair the liquidity of some actively traded Senior Loans, meaning that the Fund may not be able to sell them quickly at a desirable price. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Although the Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. If the terms of a Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Such Senior Loans involve a greater risk of loss or illiquidity. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate or otherwise adversely affect the priority of the Senior Loans to presently existing or future indebtedness of the borrower or could take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Loans.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 145

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This could increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements in order to make or hold certain debt investments, this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

The Fund’s investments in Senior Loans may be subject to lender liability risk. Lender liability refers to a variety of legal theories generally founded on the premise that a lender has violated a duty of good faith, commercial reasonableness and fair dealing or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability. In addition, under common law principles that in some cases form the basis for lender liability claims, a court may elect to subordinate the claim of an offending lender or bondholder (or group of offending lenders or bondholders) to the claims of a disadvantaged creditor (or group of creditors).

Economic exposure to Senior Loans through the use of derivatives transactions may involve greater risks than if the Fund had invested in the Senior Loan interest directly during a primary distribution or through assignments or participations in a loan acquired in secondary markets since, in addition to the risks described above, derivatives transactions to gain exposure to Senior Loans may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks associated with derivatives discussed herein.

Second Lien Loans Risk

The Fund may invest in “second lien” secured floating rate Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes (“Second Lien Loans”). Second Lien Loans are typically second in right of payment and/or second in right of priority with respect to collateral remedies to one or more Senior Loans of the related borrower. Second Lien Loans are subject to the same risks associated with investment in Senior Loans and other lower grade Income Securities. However, Second Lien Loans are second in right of payment and/or second in right of priority with respect to collateral remedies to Senior Loans and therefore are subject to the additional risk that the cash flow of the borrower and/or the value of any property securing the Loan may be insufficient to meet scheduled payments or otherwise be available to repay the Loan after giving effect to payments in respect of a Senior Loan, including payments made with the proceeds of any property securing the Loan and any senior secured obligations of the borrower. Second Lien Loans are expected to have greater price volatility and exposure to losses upon default

146 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure.

Subordinated Secured Loans Risk

Subordinated secured Loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans and below-investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans, Second Lien Loans or other debt instruments with higher priority of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments and repayment of principal in the event of default or bankruptcy after giving effect to the higher-ranking secured obligations of the borrower. Subordinated secured Loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid.

Unsecured Loans Risk

Unsecured Loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans, subordinated secured Loans and below-investment grade securities. However, because unsecured Loans have lower priority in right of payment to any higher-ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher-ranking obligations of the borrower. Unsecured Loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and subordinated secured Loans and may be less liquid.

Loans and Loan Participations and Assignments Risk

The Fund may invest in loans directly or through participations or assignments. The Fund may purchase Loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Fund may also purchase, without limitation, participations in Loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund may not be able to conduct the same due diligence on the borrower with respect to a Loan that the Fund would otherwise conduct. In addition, as a holder of the participations, the Fund may not have voting rights or inspection rights that the Fund would

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 147

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

otherwise have if it were investing directly in the Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the Loan. Lenders selling a participation and other persons inter-positioned between the lender and the Fund with respect to a participation will likely conduct their principal business activities in the banking, finance and financial services industries. Because the Fund may invest in participations, the Fund may be more susceptible to economic, political or regulatory occurrences affecting such industries.

Loans are especially vulnerable to the financial health, or perceived financial health, of the borrower but are also particularly susceptible to economic and market sentiment such that changes in these conditions or the occurrence of other economic or market events may reduce the demand for loans, increase the risks associated with such investments and cause their value to decline rapidly and unpredictably. Many loans and loan interests are subject to legal or contractual restrictions on transfer, resale or assignment that may limit the ability of the Fund to sell its interest in a loan at an advantageous time or price. The resale, or secondary, market for loans is currently growing, but may become more limited or more difficult to access, and such changes may be sudden and unpredictable. Transactions in loans are often subject to long settlement periods (in excess of the standard T+2 days settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to the Fund to make additional investments or to use proceeds to meet its current obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its obligations such as borrowing from a bank or holding additional cash, particularly during periods of unusual market or economic conditions or financial stress.

The Fund invests in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. Exposure may also be obtained to covenant-lite obligations through investment in securitization vehicles and other structured products. Covenant-lite obligations may carry more risk than traditional loans as they allow borrowers to engage in activities that would otherwise be difficult or impossible under a traditional loan agreement. The Fund may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default as the lender may not have the opportunity to negotiate with the borrower prior to default. As a result, investments in (or exposure to) covenant-lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations.

In certain circumstances, the Adviser or its affiliates (including on behalf of clients other than the Fund) or the Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-¬public information, the Fund might be unable (potentially for a substantial period of time) to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the Adviser, GPIM or the Fund

148 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

determines to avoid or to not receive non-public information about a borrower for loan investments being considered for acquisition by the Fund or held by the Fund, the Fund may be disadvantaged relative to other investors that do receive such information, and the Fund may not be able to take advantage of other investment opportunities that it may otherwise have. The Adviser or its affiliates may participate in the primary and secondary market for loans or other transactions with possible borrowers. As a result, the Fund may be legally restricted from acquiring some loans and from participating in a restructuring of a loan or other similar instrument. Further, if the Fund, in combination with other accounts managed by the Adviser or its affiliates, acquires a large portion of a loan, the Fund’s valuation of its interests in the loan and the Fund’s ability to dispose of the loan at favorable times or prices may be adversely affected.

The Fund is subject to other risks associated with investments in (or exposure to) loans and other similar obligations, including that such loans or obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

Unfunded Commitments Risk

Certain of the loan participations or assignments acquired by the Fund may involve unfunded commitments of the lenders, revolving credit facilities, delayed draw credit facilities or other investments under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring the Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). These commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loans and related investments in the Fund’s portfolio.

Mezzanine Investments Risk

The Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments are subject to the same risks associated with investment in Senior Loans, Second Lien Loans and other lower grade Income Securities. However, Mezzanine Investments may rank lower in right of payment than any outstanding Senior Loans and Second Lien Loans of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral) and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher-ranking obligations of the borrower. Mezzanine Investments are expected to have greater price volatility and exposure to losses upon default than Senior Loans and Second Lien Loans and may be less liquid.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 149

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

Distressed and Defaulted Securities Risk

Investments in the securities of financially distressed issuers involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. GPIM’s judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong.

Convertible Securities Risk

Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed-income securities and warrants that are convertible into or exercisable for common stock. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree and are subject to the risks associated with debt and equity securities, including interest rate, market and issuer risks. For example, if market interest rates rise, the value of a convertible security usually falls. Certain convertible securities may combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

“Synthetic” convertible securities have economic characteristics similar to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments.

The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred Securities/Preferred Stock Risk

The Fund may invest in preferred stock, which represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over

150 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

the issuer’s common stock, to the extent proceeds are available after paying any more senior creditors. As such, preferred stock is inherently riskier than the bonds and other debt instruments of the issuer, but less risky than its common stock. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip (in the case of “non-cumulative” preferred stocks) or defer (in the case of “cumulative” preferred stocks) dividend payments. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for U.S. federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt and common stock. Preferred stock has properties of both an equity and a debt instrument and is generally considered a hybrid instrument.

Foreign Securities Risk

The Fund may invest up to 30% of its total assets in issuers located outside the United States. Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political (including geopolitical) and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers, and may be subject to less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements which limit the quality and availability of financial information. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. In addition, such investments are subject to other adverse diplomatic investments, which may include the imposition of economic or trade sanctions or other measures by the U.S. or other governments and supranational organizations or changes in trade policies. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. The Fund may also invest in U.S. dollar-denominated Income Securities of foreign issuers, which are subject to many of the risks described above regarding Income Securities of foreign issuers denominated in foreign currencies. These risks are heightened under adverse economic, market, geopolitical and other conditions.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 151

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. In addition, fluctuations in currency exchange fees and restrictions on costs associated with the exchange of currencies may adversely affect the value of the Fund’s investments. The values of foreign currencies may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar or by unfavorable currency regulations imposed by foreign governments. If the Fund invests in securities issued by foreign issuers, the Fund may be subject to these risks even if the investment is denominated in U.S. dollars. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation that exists in the United States.

Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. In addition, it may be difficult to effect repatriation of capital invested in certain countries. With respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, such as those that have been impacted against Russia and other countries and that may further be imposed could vary broadly in scope, and their impact is difficult to accurately predict. For example, the imposition of sanctions and other similar measures likely would, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could significantly delay or prevent the settlement of securities transactions or their valuation, and significantly impact the Fund’s liquidity and performance. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advanced notice.

There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and

152 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets may be more volatile than U.S. markets and offer less protection to investors. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities. Similar foreign investment risks may apply to futures contracts and other derivative instruments in which the Fund invests that trade on foreign exchanges. The value of derivative and other instruments denominated in or that pay revenues in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such instruments held by the Fund. Foreign settlement procedures also may involve additional risks.

American depositary receipts (“ADRs”) are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging Markets Risk

As noted above, the Fund may invest up to 30% of its total assets in issuers located outside the United States, which may include issuers which are located in countries considered to be emerging markets, and investments in such securities are considered speculative. Investing in securities in emerging countries generally entails greater risks than investing in securities in developed countries. Securities issued by governments or issuers in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities. These risks are elevated at times based on adverse conditions, including macroeconomic, geopolitical and global health conditions, and these risks include: (i) less social, political and economic stability and potentially more volatile currency exchange rates; (ii) the small size of the markets for such securities, limited access to investments in the event of market closures (including due to local holidays), and the low or nonexistent volume of trading, which result in a lack of liquidity, in greater price volatility, and/or a higher risk of failed trades or other trading issues; (iii) national policies (including sanctions programs) which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, and trade barriers; (iv) foreign taxation; (v) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available to the Fund) for investment losses and injury to private property; (vi) lower levels of government regulation, which could lead to market manipulation, and less extensive and transparent accounting, auditing, recordkeeping, financial

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 153

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

reporting and other requirements which limit the quality and availability of financial information; (vii) high rates of inflation for prolonged periods and rapid interest rate changes; (viii) dependence on a few key trading partners and sensitivity to adverse political (including geopolitical) or social events affecting the global economy and the region where an emerging market is located compared to developed market securities; and (ix) particular sensitivity to global economic conditions, including adverse effects stemming from recessions, depressions or other economic crises, or armed conflicts and other hostilities, or reliance on international or other forms of aid, including trade, taxation and development policies. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Sovereign debt of emerging countries may be in default or present a greater risk of default, the risk of which is heightened in market environments where interest rates are changing, notably when rates are rising. These risks are heightened for investments in frontier markets.

GPIM has broad discretion to identify countries that it considers to qualify as “emerging markets.” In determining whether a country is an emerging market, GPIM may take into account specific or general factors that GPIM deems to be relevant, including interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and/or legal, social and political developments, as well as whether the country is considered to be emerging or developing by supranational organizations such as the World Bank, the United Nations or other similar entities. Emerging market countries generally will include countries with low gross national product per capita and the potential for rapid economic growth and are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. In addition, the impact of the economic and public health situation in emerging market countries may be greater due to their generally less established healthcare systems and capabilities with respect to fiscal and monetary policies, which may exacerbate other pre-existing political, social and economic risks.

Foreign Currency Risk

The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. Finally, the Fund’s distributions are paid in U.S. dollars, and to the extent the Fund’s assets are denominated in currencies other than the U.S. dollar, there is a risk that the value of any distribution from such assets may decrease if the currency in which such assets or distributions are denominated falls in

154 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

relation to the value of the U.S. dollar. The Fund currently intends to seek to hedge its exposures to foreign currencies but may, at the discretion of GPIM, at any time limit or eliminate foreign currency hedging activity. To the extent the Fund does not hedge (or is unsuccessful in seeking to hedge) its foreign currency risk, the value of the Fund’s assets and income could be adversely affected by currency exchange rate movements. The Fund may also use foreign currency transactions to facilitate portfolio management and to earn income or enhance total return.

Sovereign Debt Risk

Investments in sovereign debt securities, such as foreign government debt or foreign treasury bills, involve special risks, including the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards the International Monetary Fund or international lenders, the political constraints to which the debtor may be subject and other political, social and other local, regional and global considerations. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of sovereign debt securities held by the Fund. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited or no legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself. For example, there may be no bankruptcy or similar proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. There can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the debtor, which may impair the debtor’s ability to service its debts on a timely basis. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors.

These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt and increase the costs and expenses of the Fund.

As a holder of sovereign debt, the Fund may be requested to participate in the restructuring of such sovereign indebtedness, including the rescheduling of payments and the extension of further loans to debtors, which may adversely affect the Fund. There can be no assurance that such restructuring will result in the repayment of all or part of the debt. Sovereign debt risk is greater for issuers in

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 155

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

emerging markets than issuers in developed countries and certain emerging market countries have at times declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have at times experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

The Fund may also invest in securities or other obligations issued or backed by supranational organizations, which are international organizations that are designated or supported by government entities or banking institutions typically to promote economic reconstruction or development. These obligations are subject to the risk that the government(s) on whose support the organization depends may be unable or unwilling to provide the necessary support. With respect to both sovereign and supranational obligations, the Fund may have little recourse against the foreign government or supranational organization that issues or backs the obligation in the event of default. These obligations may be denominated in foreign currencies and the prices of these obligations may be more volatile than corporate debt obligations.

Common Equity Securities Risk

The Fund may invest up to 50% of its total assets in Common Equity Securities. An adverse event, such as an unfavorable earnings report or other corporate development, may depress the value of a particular common stock held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Common Equity Securities’ prices fluctuate for a number of reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market and the economy overall, and broader domestic and international political and economic events. The prices of Common Equity Securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production and other costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. At times, stock markets can be volatile and stock prices can change substantially and suddenly. While broad market measures of Common Equity Securities have historically generated higher average returns than most Income Securities, Common Equity Securities have also experienced significantly more volatility in those returns. Common Equity Securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently riskier than preferred stock or debt instruments of such issuers. Dividends on Common Equity Securities which the Fund may hold are not fixed but are declared at the discretion of the issuer’s board of directors. There is no guarantee that the issuers of the Common Equity Securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Equity securities have experienced heightened volatility over recent periods and, therefore, the Fund’s investments in equity securities

156 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

are subject to heightened risks related to volatility and would likely also be subject to such risks in adverse market, economic, geopolitical and public health conditions in the future.

New Issues Risk

“New Issues” are initial public offerings (“IPOs”) of U.S. equity securities. There is no assurance that the Fund will have access to profitable IPOs, and therefore investors should not rely on any potential gains from IPOs as an indication of future performance of the Fund. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, some companies in IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them. Further, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO. When an IPO is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares. As a result, the Fund’s investments in such securities are subject to considerable risk.

Risks Associated with the Fund’s Covered Call Option Strategy and Put Options

The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its Covered Call Option Strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The Fund may write call options on individual securities, securities indices, ETFs and baskets of securities. The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time or on expiration, depending on the terms. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument upon exercise of the option. A call option is “covered” if the Fund owns the security or instrument underlying the call or has an absolute right to acquire the security or instrument without additional cash consideration (or, if additional cash consideration is required, cash or assets determined to be liquid by GPIM in such amount are designated or earmarked on the Fund’s books and records). A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written,

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 157

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

provided the difference is maintained by the Fund in designated assets determined to be liquid by GPIM as described above. As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security or instrument covering the call option during an option’s life. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. For certain types of options, the writer of the option will have no control over the time when it may be required to fulfill its obligation under the option.

There can be no assurance that a liquid market will exist if and when the Fund seeks to close out an option position. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security or instrument at the exercise price.

The Fund may purchase and write exchange-listed and OTC options. Options written by the Fund with respect to non-U.S. securities, indices or sectors and other instruments generally will be OTC options. OTC options differ from exchange-listed options in several respects. They are transacted directly with the dealers and not with a clearing corporation, and therefore entail the risk of non--performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. OTC options are subject to heightened counterparty, credit, liquidity and valuation risks. The Fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The hours of trading for options may not conform to the hours during which the underlying securities are traded. The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.

The Fund may also purchase put options and write covered put options. A put option written by the Fund on a security is “covered” if the Fund designates or earmarks assets determined to be liquid by GPIM equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in designated or earmarked assets determined to be liquid by GPIM. As a seller of covered put options, the Fund bears the risk of loss if the value of the underlying security or instrument declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the security or instrument underlying the put option at a price greater than the market price of the security or instrument at the time of exercise plus the put premium the Fund received when it wrote the option. The Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option; however, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

158 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

Risks of Real Property Asset Companies

The Fund may invest in Income Securities and Common Equity Securities issued by Real Property Asset Companies.

Real Estate Risks. Because of the Fund’s ability to make indirect investments in real estate and in the securities of companies in the real estate industry, it is subject to risks associated with the direct ownership of real estate and the real estate market generally, such as the possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels and demand for properties or real estate-related services, and changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive. Real estate values or income generated by real estate may be affected by many additional factors and risks, including, but not limited to: losses from casualty or condemnation; changes in national, state and local economic conditions (such as the turmoil experienced during 2007 through 2009 in the residential and commercial real estate market) and real estate market conditions (such as an oversupply of real estate for rent or sale or vacancies, potentially for extended periods); changes in real estate values and rental income, rising interest rates (which could result in higher costs of capital); changes in building, environmental, zoning and other regulations and related costs; possible environmental liabilities; regulatory limitations on rents; increased property taxes and operating expenses; the attractiveness, type and location of the property; reduced demand for commercial and office space as well as increased maintenance or tenant improvement or other costs to convert properties for other uses; default risk and credit quality of tenants and borrowers, the financial condition of tenants, buyers and sellers, and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis at all; overbuilding and intense competition, including for real estate and related services and technology; construction delays and the supply of real estate generally; extended vacancies of properties due to economic conditions and tenant bankruptcies; and catastrophic events (such as public health emergencies, earthquakes, hurricanes and terrorist acts) and other public crises and relief responses thereto. Investments in real estate companies and companies related to the real estate industry are also subject to risks associated with the management skill, insurance coverage and credit worthiness of the issuer. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations, and may be subject to heightened cash flow sensitivity. In addition, the real estate industry has historically been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments.

Real estate income and values and the real estate market also may be greatly affected by demographic trends, such as population shifts or changing tastes, preferences (such as remote work arrangements) and values, or increasing vacancies or declining rents or property values resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type or related real estate conditions. Similarly, real estate industry

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 159

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

companies whose underlying properties are concentrated in a particular industry or geographic region are also particularly subject to risks affecting such industries and regions or related real estate conditions.

The value or price of real estate company securities may drop because of, among other adverse events, defaults by tenants and the failure of borrowers to repay their loans and the inability to obtain financing either on favorable terms or at all. Changing interest rates and credit quality requirements will also affect real estate companies, including their cash flow and their ability to meet capital needs. If real estate properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability (or perceived ability) of a real estate company to make payments of interest and principal on their loans will be adversely affected, which, as a result, may adversely affect the Fund. Many real estate companies, and companies operating in the real estate industry, utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.

Energy Companies Risk

Energy Companies are subject to certain risks, including, but not limited to, the following:

Catastrophic Event Risk

Energy companies are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment, cyber-attacks and terrorist acts. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life and could adversely affect such companies’ financial conditions and ability to pay distributions to shareholders.

Energy Commodity Price Risk

Energy companies may be adversely affected by fluctuations in the prices of energy commodities, which can be volatile at times, and by the levels of supply and demand for energy commodities.

Energy Sector Regulatory Risk

Energy companies are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Stricter laws or regulations or stricter enforcement policies with respect to existing regulations would likely increase the costs of regulatory compliance and could have an adverse effect on the financial performance of energy companies.

Industry-Specific Risk

The energy sector involves a number of industry-specific risks including cyclical industry risk, fracturing risk, independent contractor risk, and oil price volatility risk. The energy industry is cyclical

160 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. Independent contractors are typically used in operations in the energy industry and there is a risk that such contractors will not operate in accordance with its own safety standards or other policies. In addition, pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale. In addition, the further adoption of renewable energies may adversely impact other types of energy companies or the prices of other types of energy sources.

Natural Resources and Commodities Risks

Because of the Fund’s ability to invest in and/or obtain exposure to natural resources and physical commodities, and in Real Property Asset Companies engaged in oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services, forest products, chemicals, coal, alternative energy sources and environmental services, as well as related transportation companies and equipment manufacturers, the Fund is subject to risks associated with special risks, which include (among others):

Supply and Demand Risk

A decrease in the production of a physical commodity or a decrease in the volume of such commodity available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of an energy, natural resources, basic materials or an associated company that devotes a portion of its business to that commodity. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, governmental expropriation, political upheaval or conflicts, supply chain disruptions or increased competition from alternative energy sources or commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of energy, natural resources, basic materials or associated companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher taxes on commodities or increased governmental regulations, increases in fuel economy, consumer shifts to the use of alternative commodities or fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk

Many energy, natural resources, basic materials and associated companies are engaged in the production of one or more physical commodities or are engaged in transporting, storing, distributing and processing these items on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions or through long-term contracts to acquire reserves. The financial performance of energy, natural resources, basic materials and associated companies may be adversely affected if they, or the

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 161

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

Operational and Geological Risk

Energy, natural resources, basic materials companies and associated companies are subject to specific operational and geological risks in addition to normal business and management risks. Some examples of operational risks include mine rock falls, underground explosions and pit wall failures. Geological risk would include faulting of the ore body and misinterpretation of geotechnical data.

Regulatory Risk

Energy, natural resources, basic materials and associated companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of energy, natural resources and basic materials companies.

Commodity Pricing Risk

The operations and financial performance of energy, natural resources and basic materials companies may be directly affected by commodity prices, especially those energy, natural resources, basic materials and associated companies that own the underlying commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation, the availability of local, intrastate and interstate transportation systems, governmental expropriation and political upheaval and conflicts. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy, natural resources, basic materials and associated companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for energy, natural resources, basic materials and associated companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Precious Metals Pricing Risk

The Fund may invest in companies that have a material exposure to precious metals, such as gold, silver and platinum and precious metals related instruments and securities. The price of precious metals can fluctuate widely and is affected by numerous factors, including: global or regional political, economic or financial events and situations; investors’ expectations with respect to the future rates of inflation and movements in world equity, financial and property markets; global

162 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

supply and demand for specific precious metals, which is influenced by such factors as mine production and net forward selling activities by precious metals producers, central bank purchases and sales, jewelry demand and the supply of recycled jewelry, net investment demand and industrial demand, net of recycling; interest rates and currency exchange rates, particularly the strength of and confidence in the U.S. dollar; and investment and trading activities of hedge funds, commodity funds and other speculators. The Fund does not intend to hold physical precious metals.

These commodities risks may be incurred indirectly through the Subsidiary, as discussed below.

Risks of Personal Property Asset Companies

The Fund may invest in Income Securities and Common Equity Securities issued by Personal Property Asset Companies. Personal (as opposed to real) property includes any tangible, movable property or asset. The Fund will typically seek to invest in Income Securities and Common Equity Securities of Personal Property Asset Companies that are associated with personal property assets with investment performance that is not highly correlated with traditional market indexes, such as special situation transportation assets (e.g., railcars, airplanes and ships) and collectibles (e.g., antiques, wine and fine art).

Special Situation Transportation Assets Risks

The risks of special situation transportation assets include (among others):

Cyclicality of Supply and Demand for Transportation Assets Risk

The transportation asset leasing and sales industry has periodically experienced cycles of oversupply and undersupply of railcars, aircraft and ships. The oversupply of a specific type of transportation asset in the market is likely to depress the values of that type of transportation asset. The supply and demand of transportation assets is affected by various cyclical factors, including: (i) passenger and cargo demand; (ii) commercial demand for certain types of transportation assets, (iii) fuel costs and general economic conditions affecting lessees’ operations; (iv) government regulation, including operating restrictions; (v) interest rates; (vi) the availability of credit; (vii) manufacturer production level; (viii) retirement and obsolescence of certain classes of transportation assets; (ix) reintroduction into service of transportation assets previously in storage; and (x) traffic control infrastructure constraints.

Risk of Decline in Value of Transportation Assets and Rental Values

In addition to factors linked to the railway, aviation and shipping industries, other factors that may affect the value of transportation assets, and thus of the Personal Property Asset Companies in which the Fund invests, include (among others): (i) manufacturers merging or exiting the industry or ceasing to produce specific types of transportation asset; (ii) the particular maintenance and operating history of the transportation assets; (iii) the number of operators using that type of transportation asset; (iv) whether the railcar, aircraft or ship is subject to a lease; (v) any regulatory and legal requirements that must be satisfied before the transportation asset can be operated, sold

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 163

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

or re-leased, (vi) compatibility of parts and layout of the transportation asset among operators of particular asset; and (vii) any renegotiation of a lease on less favorable terms.

Technological Risks

The availability for sale or lease of new, technologically advanced transportation assets and the imposition of stringent noise, emissions or environmental regulations may make certain types of transportation assets less desirable in the marketplace and therefore may adversely affect the owners’ ability to lease or sell such transportation assets. Consequently, the owner will have to lease or sell many of the transportation assets close to the end of their useful economic life. The owners’ ability to manage these technological risks by modifying or selling transportation assets will likely be limited.

Risks Relating to Leases of Transportation Assets

Owner/lessors of transportation assets will typically require lessees of assets to maintain customary and appropriate insurance. There can be no assurance that the lessees’ insurance will cover all types of claims that may be asserted against the owner, which could adversely affect the value of the Fund’s investment in the Personal Property Asset Company owning such transportation asset. Personal Property Asset Companies are subject to credit risk of the lessees’ ability to the provisions of the lease of the transportation asset and supply chain disruptions. The Personal Property Asset Company needs to release or sell transportation assets as the current leases expire in order to continue to generate revenues. The ability to re-lease or sell transportation assets depends on general market and competitive conditions. Some of the competitors of the Personal Property Asset Company may have greater access to financial resources and may have greater operational flexibility. If the Personal Property Asset Company is not able to re-lease a transportation asset, it may need to attempt to sell the aircraft to provide funds for its investors, including the Fund.

Collectible Assets Risks

The risks of collectible assets include (among others):

Valuation of Collectible Assets Risk

The market for collectible assets as a financial investment is developing. Collectible assets are typically bought and sold through auction houses, and estimates of prices of collectible assets at auction are imprecise. Accordingly, collectible assets are difficult to value.

Liquidity of Collectible Assets Risk

There are relatively few auction houses in comparison to brokers and dealers of traditional financial assets. The ability to sell collectible assets is dependent on the demand for particular classes of collectible assets, which demand has been volatile and erratic in the past. There is no assurance that collectible assets can be sold within a particular timeframe or at the price at which such collectible assets are valued, which may impair the ability of the Fund to realize full value of Personal Property Asset Companies in the event of the need to liquidate such assets.

164 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

Authenticity of Collectible Assets Risk

The value of collectible assets often depends on its rarity or scarcity, or of its attribution as the product of a particular artisan. Collectible Assets are subject to forgery and to the inabilities to assess the authenticity of the collectible asset, which may significantly impair the value of the collectible asset.

High Transaction and Related Costs Risk

Collectible assets are typically bought and sold through auction houses, which typically charge commissions to the purchaser and to the seller which may exceed 20% of the sale price of the collectible asset. In addition, holding collectible assets entails storage and insurance costs, which may be substantial.

Investment in the Subsidiary Risk

The Fund may also invest in commodities (such as precious metals), commodity-linked notes and other commodity-linked derivative instruments, such as swaps, options, or forward contracts based on the value of commodities or commodities indices and commodity futures, by investing a portion of the Fund’s total assets in a wholly-owned subsidiary, which is organized as a limited company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary primarily obtains its commodities exposure by investing in commodities, commodity-linked notes, and commodity-linked derivative instruments. The Subsidiary’s investments in such instruments are subject to limits on leverage imposed by the 1940 Act. The Fund must maintain no more than 25% of its total assets in the Subsidiary at the end of every quarter of its taxable year.

The Fund’s investment in the Subsidiary would be expected to provide the Fund with exposure to the global commodities markets, subject to the limitations of the federal tax requirements and the limits on leverage imposed by the 1940 Act. The Subsidiary may invest in commodity futures, option and swap contracts, fixed-income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s positions. Investments in derivatives may make the Subsidiary subject to regulation as a commodity pool. The Commodity Futures Trading Commission (“CFTC”) has not passed upon the merits of an investment in the Fund or the Subsidiary, nor has the CFTC passed on the adequacy of this shareholder report. GPIM will consider whether it is more advantageous for the Fund to invest directly in commodity-linked financial instruments, such as commodity-linked structured notes, or if the desired exposure can be achieved more efficiently by investing in the Subsidiary, which would, in turn, purchase and hold commodity-linked financial instruments, such as futures contracts, swaps or options. As a result, the level of the Fund’s investment in the Subsidiary may vary based on GPIM’s use of different commodity-linked financial instruments.

To the extent the Subsidiary invests in commodity-linked derivative instruments, it will comply with requirements that are applicable to the Fund’s transactions in derivatives under the 1940 Act. Similarly, to the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental and certain other investment restrictions and will

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 165

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

follow the same compliance policies and procedures as the Fund. The Subsidiary would be managed by the Adviser and sub-advised by GPIM and overseen by its own board of directors that is responsible for overseeing the operations of the Subsidiary. However, because the Fund would the sole shareholder in the Subsidiary, the Board would have direct oversight over the Fund’s investments in the Subsidiary and indirect oversight over the Subsidiary’s operations and investment activities (i.e., the Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary).

The Fund may invest in the Subsidiary in order to gain exposure to commodities markets. The Subsidiary is not a registered investment company under the 1940 Act. Because the Subsidiary is not directly subject to all of the investment protections of the 1940 Act, the Fund may not have all of the protections offered to shareholders of registered investment companies. The Fund is exposed to the risks of the Subsidiary, which is exposed to the risks of investing in the commodities markets and other investments made by the Subsidiary. The Subsidiary is also subject to these risks. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund, the Subsidiary, or both, to operate as intended, which could result in losses to the Fund.

In order to qualify for favorable tax treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must derive at least 90% of its gross annual income from qualifying sources under Subchapter M of the Code. Generally, income derived from direct and certain indirect investments in commodities is not considered qualifying income. However, historically, the IRS has issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income from certain commodity-linked notes and from investments in a subsidiary is qualifying income. These PLRs did not require a RIC to receive any distributions attributable to any gross income recognized from such subsidiaries in order for such gross income to be considered qualifying gross income. The IRS has indicated that no further PLRs will be issued in this area. The Fund has not received such a PLR, and is unable to rely on PLRs issued to other taxpayers.

Moreover, the IRS and the Treasury Department finalized Treasury regulations that generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income if there is a distribution out of the earnings and profits of the Subsidiary that is attributable to such inclusion or if the income is related to the Fund's business of investing in securities. Based on the foregoing, the Fund may seek to gain exposure to the commodity markets through the Subsidiary. Any net realized gains earned by the Subsidiary is a given year will generate ordinary taxable income to the Fund, and net realized losses earned by the Subsidiary in a given year will not generate any recognizable losses for the Fund and will not carryforward to future years. The tax treatment of investments in commodities through the Subsidiary may be adversely affected by future legislation, Treasury regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund and whether income derived from the Fund’s investments in the Subsidiary is considered qualifying income. If the Fund does not meet the qualifying income test, it may be able to cure such a failure. However, if the Fund attempts to

166 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

cure the failure of the qualifying income test, significant taxes may be incurred by the Fund and its shareholders.

Private Securities Risk

The Fund may invest directly or indirectly in privately issued securities (Income Securities and Common Equity Securities) of both public and private companies. Private Securities have additional risk considerations relative to investments in comparable public investments. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon GPIM’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations, which information cannot be independently verified. The Fund also depends on the expertise, skill and network of business contacts of GPIM to evaluate, negotiate, structure, execute and monitor the Private Securities. Private Securities are often illiquid. Because there is often no readily available trading market for Private Securities, the Fund will not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Subscriptions to purchase Private Securities are typically subject to restrictions or delays. Private Securities are also more difficult to value. Valuation will require more research, and elements of judgment will play a greater role in the valuation of Private Securities as compared to public securities because there is less reliable objective data available.

In addition to the risks discussed above, investments in Common Equity Securities of private issuers (often called private equity investments) are subject to certain risks (whether made directly or through Investment Funds), including:

Limited Operating History. Private equity investments may have limited operating histories, and the information GPIM will obtain about such investments may be limited and, in many cases, cannot be independently verified. As such, GPIM’s ability to evaluate past performance of a private equity investment or to validate its investment strategies will be limited. Moreover, even to the extent a private equity investment has a longer operating history, its past performance should not be construed as an indication of the future results of the private equity investment or the Fund, particularly as the investment professionals responsible for the performance of the private equity investment may change over time.

Concentration and Non-Diversification Risk. Investment Funds that have exposure to private equity investments, such as private equity funds in which the Fund can invest, may at certain times hold large positions in a relatively limited number of investments. In addition, private equity funds may target or concentrate their investments in particular markets, sectors or industries. Those funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings. Some of these Investment Funds may hold a single asset and thus are subject to even higher risks. As a result, the net asset values of such funds

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 167

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

may be subject to greater volatility than those of investment companies that are subject to diversification requirements, which may negatively impact the value of the Common Shares.

Liquidity Risk. The securities held by private equity funds are often illiquid, and subscriptions to purchase these securities are typically subject to restrictions or delays. There is no regular market for interests in many private equity funds or portfolio companies, which typically must be sold in privately negotiated transactions subject to high conflicts, valuation and liquidity risks. Any such sales would likely require the consent of the manager of the applicable private equity fund or the board of the portfolio company and could occur at a material discount to the stated net asset value. If GPIM determines to cause the Fund to sell its interest in a private equity investment, the Fund may be unable to sell such interest quickly, if at all, and could therefore be obligated to continue to hold such interest for an extended period of time, or to accept a materially lower price.

Valuation Risk. A large percentage of private equity investments will not have a readily determinable market value and may be reported at an estimate of fair value determined by private equity fund managers or the co-investment sponsor that are subject to conflicts (when held through an Investment Fund). In this regard, a private equity fund manager or a co-investment sponsor may face a conflict of interest in valuing the securities, as their value may affect the compensation of the manager or sponsor or the manager’s or sponsor’s ability to raise additional funds in the future. As a result, valuations of the securities may be subjective and could subsequently prove to have been inaccurate, potentially by significant amounts.

Private Securities that are debt securities generally are of below-investment grade quality, frequently are unrated and present many of the same risks as investing in below-investment grade public debt securities. Investing in private debt instruments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations.

Risks Associated with Private Company Investments

Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles and are not required to maintain effective internal controls over financial reporting. As a result, GPIM may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests. There is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. In addition, the management of private companies may depend on one or two key individuals, and the loss of the services of any such individual may adversely affect the performance of the private company.

168 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives.

Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Fund will be able to realize the value of private company investments in a timely manner, and these investments are subject to heightened valuation risks.

Late-Stage Private Companies Risk

Investments in late-stage private companies involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. The Fund may not be able to sell such investments when GPIM deems it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Fund from selling its shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions or other factors may adversely affect a late-stage private company and delay or prevent such a company from ultimately offering its securities to the public. If a company issues shares in an IPO, IPOs are risky and volatile and may cause the value of the Fund’s investment to decrease significantly.

Investment Funds Risk

The Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing up to 30% of its total assets in Investment Funds. These investments include open-end funds, closed-end funds, ETFs and business development companies as well as other pooled investment vehicles. Investment Funds may include those advised by the Adviser and/or its affiliates. Investments in Investment Funds present certain special considerations and risks not present in making direct investments in Income Securities and Common Equity Securities, and in addition to these risks, investments in Investment Funds subject the Fund to the risks affecting such Investment Funds and involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investment in another Investment Fund are borne indirectly by Common Shareholders. Accordingly, investment in such entities involves expenses and fees at both levels. Fees and expenses borne by other Investment Funds in

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 169

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

which the Fund invests may be similar to the fees and expenses borne by the Fund and can include asset-based management fees and administrative fees payable to such entities’ advisers and managers, as well as other expenses borne by such entities, thus resulting in fees and expenses at both levels. To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ Financial Leverage, thereby adding additional expense and increasing volatility and risk (including the Fund’s overall exposure to Financial Leverage risk). Fees payable to advisers and managers of Investment Funds may include performance-based incentive fees calculated as a percentage of profits. Such incentive fees directly reduce the return that otherwise would have been earned by investors over the applicable period. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation.

Investments in Investment Funds frequently expose the Fund to an additional layer of leverage, and, thus, increase the Fund’s exposure to leverage risk and costs. From time to time, the Fund may invest a significant portion of its assets in Investment Funds that employ leverage. The use of leverage by Investment Funds may cause the Investments Funds’ market price of common shares and/or NAV to be more volatile and can magnify the effect of any losses. From time to time, the Fund may invest a significant portion of its assets in Investment Funds that employ leverage. Investments in Investment Funds expose the Fund to additional management risk. The success of the Fund’s investments in Investment Funds will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities. Decisions made by the advisers or managers of such entities may cause the Fund to incur losses or to miss profit opportunities. While GPIM will seek to evaluate managers of Investment Funds and where possible independently evaluate the underlying assets, a substantial degree of reliance on such entities’ managers is nevertheless present with such investments.

The Fund may invest in Investment Funds in excess of statutory limits imposed by the 1940 Act in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part could affect or otherwise impose certain limits on the investments and operations of the underlying Investment Fund (notably such fund’s ability to invest in other investment companies and private funds, which include certain structured finance vehicles). It is uncertain what effect the conditions of Rule 12d1-4 will have on the Fund’s investment strategies and operations or those of the Investment Funds in which the Fund may invest.

If the Fund invests in Investment Funds, the Fund’s realized losses on sales of shares of an underlying Investment Fund may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by an underlying Investment Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of an underlying Investment Fund, if any, would not offset net capital gain of the Fund or of another underlying Investment Fund.

When the Fund invests in private investment funds, such investments pose additional risks to the Fund, in addition to those risks described above with respect to all Investment Funds. Certain private

170 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

investment funds involve capital call provisions under which an investor is obligated to make additional investments at specified levels even if it would otherwise choose not to. Investments in private investment funds may have very limited liquidity. Often there will be no secondary market for such investments and the ability to redeem or otherwise withdraw from a private investment fund may be prohibited during the term of the private investment fund or, if permitted, may be infrequent. Certain private investment funds are subject to “lock-up” periods of a year or more. The valuation of investments in private investment funds are often subject to high conflicts and valuation risks. Investors in private investment funds are also often exposed to increased leverage risk.

Synthetic Investments Risk

As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities through the use of customized derivative instruments (including swaps, options, forwards, notional principal contracts or other financial instruments) to seek to replicate, modify or replace the economic attributes associated with an investment in Income Securities and Common Equity Securities (including interests in Investment Funds). The Fund may be exposed to certain additional risks to the extent GPIM uses derivatives as a means to synthetically implement the Fund’s investment strategies. If the Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Fund may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a material adverse manner. Furthermore, certain derivative instruments contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events. Such events may include a decline in the value of the reference securities and material violations of the terms of the contract or the portfolio guidelines as well as other events determined by the counterparty. If a termination were to occur, the Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

In the event the Fund seeks to participate in Investment Funds (including Private Investment Funds) through the use of such synthetic derivative instruments, the Fund will not acquire any voting interests or other shareholder rights that would be acquired with a direct investment in the underlying Investment Fund. Accordingly, the Fund will not participate in matters submitted to a vote of the shareholders. In addition, the Fund may not receive all of the information and reports to shareholders that the Fund would receive with a direct investment in such Investment Fund.

Further, the Fund will pay the counterparty to any such customized derivative instrument structuring fees and ongoing transaction fees, which will reduce the investment performance of the Fund. Finally, certain tax aspects of such customized derivative instruments are uncertain and a Common Shareholder’s return could be adversely affected by an adverse tax ruling.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 171

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

Inflation/Deflation Risk

Inflation risk is the risk that the intrinsic value of assets or income from investments will be worth less in the future as inflation decreases the purchasing power and value of money. As inflation increases, the real value of the Common Shares and distributions can decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change), and the Fund’s investments may not keep pace with inflation, which would adversely affect the Fund. The market price of debt instruments generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. The risk of inflation is greater for debt instruments with longer maturities and especially those that pay a fixed rather than variable interest rate. Inflation has reached historically high levels in recent periods and the Federal Reserve has increased interest rates significantly to seek to reduce it. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of Financial Leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Market Discount Risk

The Fund cannot predict whether the Common Shares will trade at a premium or discount to the Fund’s NAV and the market price for the Common Shares will change based on a variety of factors. If the Common Shares are trading at a premium to NAV at the time you purchase Common Shares, the NAV per share of the Common Shares purchased will be less than the purchase price paid. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases have traded above NAV. The risk of the Common Shares trading at a discount is a risk separate from the risk of a decline in the Fund’s NAV as a result of the Fund’s investment activities. The Fund’s NAV will be reduced immediately following an offering of the Common Shares due to the costs of such offering, which will be borne entirely by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares. The Fund may, from time to time, seek the consent of Common Shareholders to permit the issuance and sale by the Fund of Common Shares at a price below the Fund’s then current NAV, subject to certain conditions, and such sales of Common Shares at price below NAV, if any, may increase downward pressure on the market price for Common Shares. These sales, if any, also might make it more difficult for the Fund to sell additional Common Shares in the future at a time and price it deems appropriate.

Whether a Common Shareholder will realize a gain or loss upon the sale of Common Shares depends upon whether the market value of the Common Shares at the time of sale is above or below the price the Common Shareholder paid, taking into account transaction costs for the Common Shares, and is not directly dependent upon the Fund’s NAV. Because the market value of the

172 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

Common Shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for Common Shares, stability of dividends or distributions, trading volume of Common Shares, general market and economic conditions and other factors beyond the Fund’s control, the Fund cannot predict whether the Common Shares will trade at, below or above NAV, or at, below or above the public offering price for the Common Shares. Common Shares of the Fund are designed primarily for long-term investors; investors in Common Shares should not view the Fund as a vehicle for trading purposes.

Dilution Risk

The voting power of current Common Shareholders will be diluted to the extent that current Common Shareholders do not purchase Common Shares in any future offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offering as intended or if investments made with these proceeds perform poorly, the Fund’s per Common Share distribution may decrease, and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund sells Common Shares at a price below NAV pursuant to the consent of Common Shareholders, shareholders will experience a dilution of the aggregate NAV per Common Share because the sale price will be less than the Fund’s then-current NAV per Common Share. Similarly, were the expenses of the offering to exceed the amount by which the sale price exceeded the Fund’s then current NAV per Common Share, shareholders would experience a dilution of the aggregate NAV per Common Share. This dilution will be experienced by all shareholders, irrespective of whether they purchase Common Shares in any such offering.

Financial Leverage and Leveraged Transactions Risk

Although the use of Financial Leverage and leveraged transactions by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage and leveraged transaction proceeds are greater than the cost of Financial Leverage and leveraged transactions, the Fund’s return will be greater than if Financial Leverage and leveraged transactions had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage and leveraged transactions, the return to the Fund will be less than if Financial Leverage and leveraged transactions had not been used. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.

Financial Leverage and the use of leveraged transactions involve risks and special considerations for shareholders, including the likelihood of greater volatility of NAV and market price of and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on Borrowings or in the dividend rate on any Preferred Shares that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage and leveraged transactions in a declining market, which is likely to cause a greater decline in the NAV of

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 173

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.

Because the fees received by the Adviser and the Sub-Adviser are based on the Managed Assets of the Fund (including the proceeds of any Financial Leverage), the Adviser and Sub-Adviser have a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Adviser and the Sub-Adviser on the one hand and the Common Shareholders on the other. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee.

Certain types of Borrowings subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Borrowings by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Borrowings. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser or GPIM from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements (as described below). Under a reverse repurchase agreement, the Fund would sell securities or other assets and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities or other assets sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. In the event of the insolvency of the counterparty to a reverse repurchase agreement, recovery of the securities or other assets sold by the Fund may be delayed. The counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities or other assets transferred to another party or the securities or other assets in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the NAV of the Common Shares.

The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and agree to repurchase a substantially similar security (but not the same security) for settlement at a later date at an agreed-upon price. During the roll period, the Fund gives up the principal and interest payments on the sold security, but may invest the sale proceeds. When the Fund enters into a dollar roll transaction, any fluctuation in the market value of the security transferred or the securities in which the sales proceeds are invested can affect the

174 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

market value of the Fund’s assets, and therefore, the Fund’s NAV. Successful use of dollar rolls may depend upon, among other things, GPIM’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. Dollar roll transactions also involve the risk that the market value of the securities the Fund is required to deliver may decline below the agreed upon repurchase price of those securities. In addition, in the event that the Fund’s counterparty becomes insolvent or otherwise unable or unwilling to perform its obligations, the Fund’s use of the proceeds may become restricted pending a determination as to whether to enforce the Fund’s obligation to purchase the substantially similar securities.

The Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage.

The Fund’s obligations under reverse repurchase agreements, dollar roll transactions, and derivatives transactions may have economic characteristics similar to leverage. The Fund’s obligations under such transactions will not be considered indebtedness for purposes of the 1940 Act and will not be included in calculating the aggregate amount of the Fund’s Financial Leverage, but the Fund’s use of such transactions may be limited by the applicable requirements of the SEC.

The Fund may have Financial Leverage and leveraged transactions outstanding during a short-term period during which such Financial Leverage and leveraged transactions may not be beneficial to the Fund if GPIM believes that the long-term benefits to Common Shareholders of such Financial Leverage and leveraged transactions would outweigh the costs and portfolio disruptions associated with redeeming and reissuing or closing out and reopening such Financial Leverage and leveraged transactions. However, there can be no assurance that GPIM’s judgment in weighing such costs and benefits will be correct.

Economic and market events have at times caused severe market volatility and severe liquidity strains in the credit markets. The terms of the Fund’s credit facility include a variable interest rate. Accordingly, during periods when interest rates or the applicable reference rate for the credit facility rise or there are dislocations in the credit markets, the Fund’s leverage costs may increase and there is a risk that the Fund may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions on Common Shares at historical levels and Common Shareholders will bear any costs associated with selling portfolio securities.

The Fund’s total Financial Leverage and leveraged transactions may vary significantly over time. To the extent the Fund increases its amount of Financial Leverage and leveraged transactions outstanding, it will be more exposed to these risks. Investments in Investment Funds and certain other pooled and structured finance vehicles, such as collateralized loan obligations, frequently expose the Fund to an additional layer of financial leverage and, thus, increase the Fund’s exposure to leverage risk. From time to time, the Fund may invest a significant portion of its assets in Investment Funds that employ leverage.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 175

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

Derivatives Transactions Risk

Derivatives Transactions Risk In General

In addition to the Covered Call Option Strategy and other options strategies described above, the Fund may, but is not required to, utilize other derivatives, including futures contracts, swaps transactions and other similar strategic transactions to seek to earn income, facilitate portfolio management and mitigate risks. Participation in derivatives markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than its covered call writing strategy). Certain derivatives transactions that involve leverage can result in losses that greatly exceed the amount originally invested. Derivatives transactions utilizing instruments denominated in foreign currencies will expose the Fund to foreign currency risk. Derivatives transactions involve risks of mispricing or improper valuation, and the documentation governing a derivative instrument or transaction may be unfavorable or ambiguous. Derivatives transactions may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivative instruments, limit or restrict the ability of the Fund to use certain derivative instruments or transact with certain counterparties as a part of its investment strategy, increase the costs of using derivative instruments or make derivative instruments less effective.

The Fund may be required to deposit amounts as premiums or to be held in margin accounts. Such amounts may not otherwise be available to the Fund for investment purposes. The Fund may earn a lower return on its portfolio than it might otherwise earn if it did not have to maintain such assets in respect of its derivatives transactions positions. Participation in derivatives market transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. To the extent the Fund engages in derivatives transactions in an attempt to hedge certain exposures or risks, there can be no assurance that the Fund's hedging investments or transactions will be effective. In addition, hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Fund. Changes in the value of a derivatives transaction may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if GPIM is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Additional risks inherent in the use of derivatives include (among others):

•	dependence on GPIM’s ability to predict correctly movements in the direction of interest rates and securities prices;
•	imperfect correlation between the price of derivatives and movements in the prices of the securities being hedged;
•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

176 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

•	the possible absence of a liquid secondary market for any particular instrument at any time;
•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;
•	the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to make margin or settlement payments in connection with such derivatives transactions; and
•	the creditworthiness of counterparties.

Futures Transactions Risk

The Fund may invest in futures contracts and options on futures contracts. Futures and options on futures involve the risks discussed under “Derivatives Transactions Risk” above and certain additional risks, including but not limited to the following:

•	no assurance that futures contracts or options on futures can be offset at favorable prices;
•	possible reduction of the return of the Fund due to their use for hedging;
•	possible reduction in value of both the securities hedged and the hedging instrument;
•	possible lack of liquidity, trading restrictions or limitations that may be imposed by an exchange, and the potential that government regulations may restrict trading;
•	imperfect correlation between the contracts and the securities being hedged; and
•	losses from investing in futures transactions that are potentially unlimited and losses resulting from the default or insolvency of intermediaries such as the Fund’s futures commission merchant.

The Fund is required to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund satisfies a “limited derivatives users” exception that is included in the final rule. When the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. In addition, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that (i) the Fund intends to physically settle the

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 177

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the Fund to use derivatives, reverse repurchase agreements and similar financing transactions, and the other relevant transactions as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Counterparty Risk

Counterparty risk is the risk that a counterparty to a Fund transaction (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, or if exercising contractual rights involves delays or costs for the Fund, the value of your shares in the Fund may decrease. Such risk is heightened in market environments where interest rates are changing, notably when rates are rising. Counterparty credit risk also includes the related risk of having concentrated exposure to such counterparty.

The Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties’ other trading partners or borrowers.

The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivatives transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund.

Risks Associated with Swaps

The Fund may enter into swap transactions, including credit default swaps, total return swaps, index swaps, currency swaps, commodity swaps and interest rate swaps, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. The Fund may utilize swap agreements in an attempt to gain exposure to certain assets without purchasing those assets, to hedge other positions or for investment purposes.

178 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, largely due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. If GPIM is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund may be less favorable than it would have been if these investment techniques were not used. Such transactions are subject to various risks, including market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. Written credit default swaps also are subject to the risk of default on the instrument underlying the swap, which may result in the Fund being obligated to pay the counterparty to the swap the principal amount of the underlying instrument. Cash-settled swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to such swaps generally is limited to the net amount of payments and margin that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. Swaps are subject to valuation, liquidity and leveraging risks and could result in substantial losses to the Fund.

In addition, the Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement.

Swaps may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap. Swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder.

When the Fund acts as a seller of a credit default swap agreement with respect to a debt security, it is subject to the risk that an adverse credit event may occur with respect to the issuer of the debt security and the Fund may be required to pay the buyer the full notional value of the debt security under the swap net of any amounts owed to the Fund by the buyer under the swap (such as the buyer’s obligation to deliver the debt security to the Fund). As a result, the Fund bears the entire risk of loss due to a decline in value of a referenced debt security on a credit default swap it has sold if there is a credit event with respect to the issuer of the security. If the Fund is a buyer of a credit default swap and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.

The swap market has become more standardized in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, some swaps have become relatively liquid. Although liquidity of certain swaps has improved, certain types of derivatives products, such as caps, floors and collars may be less liquid than swaps in general.

Certain standardized swaps are subject to mandatory exchange-trading and central clearing. While exchange-trading and central clearing are intended to reduce counterparty credit risk and increase

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 179

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

liquidity, they do not make swap transactions risk-free. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments require the clearing and exchange-trading of certain OTC derivative instruments that the CFTC and SEC have defined as “swaps.” Mandatory exchange-trading and clearing are occurring on a phased-in basis based on CFTC approval of contracts for central clearing. Depending on the Fund’s size and other factors, the margin required under the rules of the clearinghouse and by the clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. In addition, regulators have developed rules that require trading and execution of the most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of cleared and uncleared swaps. In addition, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Recently adopted rules also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject the Fund to additional administrative burdens and the safeguards established to protect trader anonymity may not function as expected. GPIM will continue to monitor developments in this area, particularly to the extent regulatory changes affect the ability of the Fund to enter into swap agreements. In addition, the CFTC has established certain position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and any OTC transactions that are economically equivalent to the 25 specified contracts.

Further regulatory developments in the swap market may adversely impact the swap market generally or the Fund’s ability to use swaps.

Special Purpose Acquisition Companies Risk

The Fund may invest in stock, warrants, rights and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities in a private placement transaction or as part of a public offering. As an alternative to obtaining a public listing through a traditional IPO, SPAC investments carry many of the same risks as investments in IPO securities. These may include, but are not limited to, erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs.

Investments in SPACs also have risks peculiar to the SPAC structure and investment process. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. To the extent a SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger. Some SPACs pursue

180 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

acquisitions and mergers only within certain market sectors or regions, which can increase the volatility of their prices. Conversely, other SPACs may invest without such limitations, in which case management may have limited experience or knowledge of the market sector or region in which the transaction is contemplated. Moreover, interests in SPACs may be illiquid and/or be subject to restrictions on resale, which may remain for an extended time, and may only be traded in the over-the-counter market. If there is no market for interests in a SPAC, or only a thinly traded market for interests in a SPAC develops, the Fund may not be able to sell its interest in a SPAC, or may be able to sell its interest only at a price below what the Fund believes is the SPAC interest’s value.

Portfolio Turnover Risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

U.S. Government Securities Risk

Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (i) the full faith and credit of the United States government; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity (“GSE”); (iv) pools of assets (e.g., MBS); or (v) the United States in some other way. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate in value and are subject to investment risks, and certain U.S. government securities may not be backed by the full faith and credit of the United States government. Any downgrades of the U.S. credit rating could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all debt generally. The value of U.S. government obligations may be adversely affected by changes in interest rates. It is possible that the issuers of some U.S. government securities will not have the funds to timely meet their payment obligations in the future and there is a risk of default. For certain agency and GSE issued securities, there is no guarantee the U.S. government will support the agency or GSE if it is unable to meet its obligations.

UK Departure from EU (“Brexit”) Risk

On January 31, 2020, the United Kingdom officially withdrew from the European Union (“EU”) which started an 11-month transition period ending on December 31, 2020. The United Kingdom and the EU entered into a bilateral trade agreement on December 30, 2020, governing certain aspects of the EU’s and the United Kingdom’s relationship following the end of the transition period, the EU-UK Trade and Cooperation Agreement (the “TCA”). The TCA provisionally went into effect on January 1, 2021, and was ratified by the United Kingdom Parliament in December 2020 and by the EU

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 181

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

Parliament in April 2021. Brexit has resulted in considerable uncertainty as to the United Kingdom’s post-transition framework, how future negotiations between the United Kingdom and the EU will proceed on economic, trade, foreign policy and social issues and how the financial markets will react in the near future and on an ongoing basis. Brexit has resulted in increased volatility and illiquidity and could result in lower economic growth. It is not possible to anticipate the long-term impact to the economic, legal, political, regulatory and social framework that will result from Brexit. Brexit may have a negative impact on the economy and currency of the United Kingdom and EU as a result of anticipated, perceived or actual changes to the United Kingdom’s economic and political relations with the EU. Brexit may also have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. Any further exits from member states of the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Any or all of these challenges may affect the value of the Fund’s investments that are economically tied to the United Kingdom or the EU, and could have an adverse impact on the Fund's performance.

Redenomination Risk

The result of Brexit, the progression of the European debt crisis and the possibility of one or more Eurozone countries exiting the European Monetary Union (“EMU”), or even the collapse of the euro as a common currency, has in recent years created significant volatility in currency and financial markets generally. The effects of the collapse of the euro, or of the exit of one or more countries from the EMU, on the U.S. and global economies and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Legislation and Regulation Risk

At any time after the date hereof, U.S. and non-U.S. governmental agencies and other regulators may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws may impact the investment strategies, performance, costs and operations of the Fund, as well as the way investments in, and shareholders of, the Fund are taxed.

182 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

LIBOR Replacement Risk

The terms of many investments, financings or other transactions in the U.S. and globally have been historically tied to interbank reference rates (referred to collectively as the “London Interbank Offered Rate” or “LIBOR”), which function as a reference rate or benchmark for such investments, financings or other transactions.

After June 30, 2023, all tenors of LIBOR have either ceased to be published or, in the case of 1-month, 3-month and 6-month U.S. dollar LIBOR settings, are no longer being published on a representative basis. On April 3, 2023, the United Kingdom Financial Conduct Authority announced its decision to require LIBOR’s administrator to publish an unrepresentative “synthetic LIBOR” using a changed methodology until at least end-September 2024. The impact of synthetic LIBOR is uncertain and some LIBOR contracts may use synthetic LIBOR instead of other alternative reference rates and accordingly synthetic LIBOR may be a significant factor in the cost of financing of certain Fund investments or the value or return on certain other Fund investments.

Various financial industry groups have and certain regulators have taken actions to establish alternative reference rates that are intended to replace LIBOR including rates such as the Secured Overnight Financing Rate (“SOFR”), which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities, or other rates derived from markets connected to SOFR such as Term SOFR. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or change in methodology, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. However, there have been and may continue to be challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

The transition process may result in increased volatility and illiquidity in markets for instruments with terms that were tied to LIBOR or continue to be tied to synthetic LIBOR. It could also lead to a reduction in the interest rates on, and the value of, some of these instruments and could reduce the effectiveness of hedges mitigating risk in connection with these investments. Although some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, others may not have such provisions and there may be significant uncertainty regarding whether and when these provisions would be triggered, how these provisions are implemented and the effectiveness of any such alternative methodologies. Instruments that include robust fallback provisions to facilitate the transition from LIBOR to an alternative reference rate may also include adjustments that do not adequately compensate the holder for the different characteristics of the alternative reference rate. The result may be that the fallback provision results in a value transfer from one party to the instrument to the counterparty. Instruments based on alternative reference rates may be subject to credit spread adjustments (“CSAs”) and the CSAs themselves are subject to negotiations and may vary from instrument to

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 183

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

instrument. Additionally, because such provisions may differ across instruments (e.g., hedges versus cash positions hedged or investments in structured finance products transitioning to a different rate or at a different time as the assets underlying those structured finance products), LIBOR’s replacement may give rise to basis risk and render hedges less effective. Adverse conditions with respect to instruments that were formerly based on LIBOR or are based on synthetic LIBOR may continue to occur. The effects of the LIBOR transition on the Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and the possible renegotiation of existing contracts and (2) how industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Fund investments may also be tied to other interbank offered rates and currencies, which also will face similar issues. In many cases, in the event that an instrument falls back to an alternative reference rate, including SOFR or any reference rate based on SOFR, the alternative reference rate will not perform the same as would have and may not include adjustments to such alternative reference rate that are reflective of current economic circumstances or differences between such alternative reference rate and LIBOR. SOFR is based on a secured lending markets in U.S. government securities and does not reflect credit risk in the inter-bank lending market in the way that LIBOR did. In the event of a credit crisis, floating rate instruments using alternative reference rates could perform differently than those instruments using a rate indexed to the interbank lending market.

Various pieces of legislation, including enacted federal legislation and laws enacted by states such as New York and Alabama, may affect the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments with no LIBOR transition language to an alternative reference rate. Such pieces of legislation also include applicable safe harbors from liability, which may limit the recourse the Fund may have if the alternative reference rate does not fully compensate the Fund for the transition of an instrument from LIBOR. It is uncertain what impact any such legislation may have or that any such legislation will be effective with respect to any particular instrument. Certain of the Fund’s investments could be impacted by such federal or state laws because they have terms that do not contemplate the replacement of LIBOR, rely on methods such as bank polls to replace LIBOR or have determining persons who did not act to replace LIBOR prior to June 30, 2023.

Certain classes of instruments invested in by the Fund may be more sensitive to the replacement of LIBOR than others. For example, floating rate notes or syndicated and other business loans formerly tied to LIBOR may replace LIBOR with alternative reference rates that reduce the value of these instruments. Securitizations and other asset-backed transactions may experience disruption as a result of inconsistencies between when collateral assets shift from LIBOR and what rate those assets replace LIBOR with, on the one hand, and when the securitization notes shift from LIBOR and what rate the securitization notes replace LIBOR with.

These developments could negatively impact financial markets in general and present heightened risks, including with respect to the Fund’s investments. As a result of this uncertainty and developments relating to the transition process, the Fund and its investments (including their liquidity, value and volatility) may be adversely affected.

184 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

Recent Market Developments Risk

Periods of market volatility remain, and may continue to occur in the future, in response to various market, political, social, geopolitical, economic and public health events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with certain securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

Risks resulting from any future debt or other economic or public health situation could also have a detrimental impact on the global economies, the financial condition of financial institutions, operations of businesses and the Fund’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer and other debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, the U.S. Federal Reserve (“Federal Reserve”) policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of various investments, notably dividend- and interest-paying securities. Market volatility, changing interest rates and/or unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective. Economies and markets are experiencing, and have experienced in recent periods, high inflation rates. In response to such inflation, government authorities have implemented significant fiscal and monetary policies such as increasing interest rates and quantitative tightening (reduction of money available in the market), which may adversely impact financial markets and the broader economy, as well as the Fund’s performance, and have unintended adverse consequences.

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates , adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, tariffs and trade disruptions, recession, changes in currency rates, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 185

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

Moreover, changing economic, political, social, geopolitical, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets. As a result, there is an increased risk that geopolitical and other events will disrupt economies and markets globally. For example, local or regional armed conflicts (notably the Russia-Ukraine conflict) have led to significant sanctions by the United States, Europe and other countries against certain countries (as well as persons and companies connected with certain counties) and led to indirect adverse regional and global market, economic and other effects. It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors and societies globally. In addition, adverse changes in one sector or industry or with respect to a particular company could negatively impact companies in other sectors or industries or increase market volatility as a result of the interconnected nature of economies and markets and thus negatively affect the Fund’s performance. For example, developments in the banking or financial services sectors (or one or more companies operating in these sectors) could adversely impact a wide range of companies and issuers. These types of adverse developments could negatively affect the Fund’s performance or operations.

Increasing Government and other Public Debt Risk

Government and other public debt, including municipal obligations in which the Fund may invest, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by the Fund that rely on such payments. Extraordinary governmental and quasigovernmental responses to economic, market, labor and public health conditions designed to support the markets may, at times, significantly increase government and other public debt, which heighten these risks and the long term consequences of these actions are not known. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns or can lead to increases in inflation or generate or contribute to an economic downturn.

186 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

Municipal Securities Risk

Municipal securities are subject to a variety of risks, including credit, interest, prepayment, liquidity, and valuation risks. In addition, municipal securities can be adversely affected by (i) unfavorable legislative, political or other developments or events, including natural disasters and public health conditions, and (ii) changes in the economic and fiscal conditions of issuers of municipal securities or the federal government (in cases where it provides financial support to such issuers). Municipal securities may be fully or partially backed by the taxing authority or revenue of a local government, the credit of a private issuer, or the current or anticipated revenues from a specific project, which may be adversely affected by actual or perceived changes in economic, social or public health conditions. Moreover, the income, value and/or risk of municipal securities is often correlated to specific project or other revenue sources (such as taxes), which can be negatively affected by, among other things, demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents or property values resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties, revenues or goods or services.

To the extent the Fund invests a substantial portion of its assets in municipal securities issued by issuers in a particular state, municipality or project, the Fund will be particularly sensitive to developments and events adversely affecting such state or municipality or with respect to a particular project. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects (such as education, health care, transportation and utilities), conditions in these industries can significantly affect the overall municipal market.

Municipal securities that are insured may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investment in municipal securities that feature credit enhancements (such as bond insurance). Although insurance may reduce the credit risk of a municipal security, it does not protect against fluctuations in the value of the Fund’s shares caused by market changes. It is important to note that, although insurance may increase the credit safety of investments held by the Fund, it decreases the Fund’s yield as the Fund may pay for the insurance directly or indirectly. In addition, while the obligation of a municipal bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that insurers will meet their claims. A higher-than-anticipated default rate on municipal bonds (or other insurance the insurer provides) could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders.

Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance.

Additionally, the amount of public information available about municipal securities is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s municipal securities investments may therefore be more dependent on the analytical abilities of the Adviser.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 187

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

Information related to municipal securities and their risks may be provided by the municipality itself, which may not always be accurate. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell such securities at prices approximating those at which the Fund may currently value them.

Investments in municipal securities are subject to risks associated with the financial health of the issuers of such securities or the revenue associated with underlying projects or other sources. For example, social, political, economic, market or public health conditions can, and have at times, significantly stressed the financial resources of many municipalities and other issuers of municipal securities, which may impair their ability to meet their financial obligations and may harm the value or liquidity of the Fund’s investments in municipal securities. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of issuers of municipal securities may continue and the financial condition of such issuers may decline quickly. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid and other factors which are beyond the entity’s control. In addition, laws enacted or that may be enacted in the future by governmental authorities could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes.

Moreover, as a result of economic, market and other factors, there could be reduced tax or other revenue available to issuers of municipal securities and, in turn, increased budgetary and financial pressure on the municipality and other issuers of municipal securities, which could increase the risks associated with municipal securities of such issuer. As a result, the Fund’s investments in municipal obligations or other securities may be subject to heightened risks relating to the occurrence of such developments. Issuers of municipal securities might seek protection under bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which they are entitled. Legislative developments may result in changes to the laws relating to municipal bankruptcies, which may adversely affect the Fund’s investments in municipal securities.

When-Issued and Delayed Delivery Transactions Risk

Securities purchased on a when-issued or delayed delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund generally will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

188 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

Short Sales Risk

The Fund may make short sales of securities. Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited and may be greater than a direct investment in the security itself because the price of the borrowed or reference security may rise. The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced, which will be expenses of the Fund. Short sales also subject the Fund to risks related to the lender (such as bankruptcy risks) or the general risk that the lender does not comply with its obligations. Government actions also may affect the Fund’s ability to engage in short selling. The use of physical short sales is typically more expensive than gaining short exposure through derivatives.

Repurchase Agreement Risk

The Fund may enter into bilateral and tri-party repurchase agreements. In a typical Fund repurchase agreement, the Fund enters into a contract with a broker, dealer, or bank (the “counterparty” to the transaction) for the purchase of securities or other assets. The counterparty agrees to repurchase the securities or other assets at a specified future date, or on demand, for a price that is sufficient to return to the Fund its original purchase price, plus an additional amount representing the return on the Fund’s investment. Such repurchase agreements economically function as a secured loan from the Fund to a counterparty. If the counterparty defaults on the repurchase agreement, the Fund will retain possession of the underlying securities or other assets. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities or other assets. The Fund intends to enter into repurchase agreements only with brokers, dealers, or banks or other permitted counterparties after the Adviser (or GPIM) evaluates the creditworthiness of the counterparty. The Fund will not enter into repurchase agreements with the Adviser or Sub-Adviser or their affiliates. Except as provided under applicable law, the Fund may enter into repurchase agreements without limitation.

Repurchase agreements collateralized fully by cash items, U.S. government securities or by securities issued by an issuer that the Adviser or GPIM has determined at the time the repurchase agreement is entered into has an exceptionally strong capacity to meet its financial obligations (“Qualifying

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 189

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

Collateral”) and meet certain liquidity standards generally may be deemed to be “collateralized fully” and may be deemed to be investments in the underlying securities for certain purposes. The Fund may accept collateral other than Qualifying Collateral determined by the Adviser or GPIM to be in the best interests of the Fund to accept as collateral for such repurchase agreement (which may include high yield debt instruments that are rated below investment grade) (“Alternative Collateral”). Repurchase agreements secured by Alternative Collateral are not deemed to be “collateralized fully” under applicable regulations and the repurchase agreement is therefore considered a separate security issued by the counterparty to the Fund. Accordingly, the Fund must include repurchase agreements that are not “collateralized fully” in its calculations of securities issued by the selling institution held by the Fund for purposes of various portfolio diversification and concentration requirements applicable to the Fund. In addition, Alternative Collateral may not qualify as permitted or appropriate investments for the Fund under the Fund’s investment strategies and limitations. Accordingly, if a counterparty to a repurchase agreement defaults and the Fund takes possession of Alternative Collateral, the Fund may need to promptly dispose of the Alternative Collateral (or other securities held by the Fund, if the Fund exceeds a limitation on a permitted investment by virtue of taking possession of the Alternative Collateral). The Alternative Collateral may be particularly illiquid, especially in times of market volatility or in the case of a counterparty insolvency or bankruptcy, which may restrict the Fund’s ability to dispose of Alternative Collateral received from the counterparty. Depending on the terms of the repurchase agreement, the Fund may determine to sell the collateral during the term of the repurchase agreement and then purchase the same collateral at the market price at the time of the resale. In tri-party repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. Securities subject to repurchase agreements (other than tri-party repurchase agreements) and purchase and sale contracts will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.

Securities Lending Risk

The Fund may lend its portfolio securities to banks or dealers which meet the Fund’s creditworthiness standards. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Risk of Failure to Qualify as a RIC

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies (“RICs”), the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources, meet certain asset diversification tests and distribute for each taxable year at least 90% of its “investment company taxable income”

190 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

(generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year the Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

Conflicts of Interest Risk

Guggenheim Partners, LLC (“Guggenheim Partners”) is a global asset management and investment advisory organization. Guggenheim Partners and its affiliates advise clients in various markets and transactions and purchase, sell, hold and recommend a broad array of investments for their own accounts and the accounts of clients and of their personnel and the relationships and products they sponsor, manage and advise. Accordingly, Guggenheim Partners and its affiliates may have direct and indirect interests in a variety of global markets and the securities of issuers in which the Fund may directly or indirectly invest. These interests may cause the Fund to be subject to regulatory limits, and in certain circumstances, these various activities may prevent the Fund from participating in an investment decision.

An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and its affiliates are engaged in a variety of business activities that are unrelated to managing the Fund, which may give rise to actual, potential or perceived conflicts of interest in connection with making investment decisions for the Fund. As a result, activities and dealings of Guggenheim Partners and its affiliates may affect the Fund in ways that may disadvantage or restrict the Fund or be deemed to benefit Guggenheim Partners and its affiliates. From time to time, conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund on the one hand and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940 and the requirements of the 1940 Act, the Adviser or GPIM may have to allocate a limited investment opportunity among its clients. The other accounts might also have different investment objectives or strategies than the Fund. In addition, the Fund may be limited in its ability to invest in, or hold securities of, any companies that the Adviser or its affiliates (or other accounts managed by the Adviser or its affiliates) control, or companies in which the Adviser or its affiliates have interests or with whom they do business. For example, affiliates of the Adviser may act as underwriter, lead agent or administrative agent for loans or otherwise participate in the market for loans. Because of limitations imposed by applicable law, the presence of the Adviser’s affiliates in the markets for loans may restrict the Fund’s ability to acquire some loans or affect the timing or price of such acquisitions. To address these conflicts, the Fund and Guggenheim Partners and its affiliates have established various policies and procedures that are reasonably designed to detect and prevent such conflicts and prevent the Fund from being disadvantaged. There can be no guarantee that these policies and procedures will be successful in every instance.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 191

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

Market Disruption and Geopolitical Risk

The Fund does not know and cannot predict how long the securities markets may be affected by geopolitical events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested and the risks associated with financial, economic, geopolitical, public health, labor and other global market developments and disruptions, such as the ongoing Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects.

Cyber Security, Market Disruptions and Operational Risk

Like other funds and other parts of the modern economy, the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and exchanges on which its shares trade and other infrastructures, services and parties on which the Fund, the Adviser, the Sub-Adviser or the Fund’s other service providers rely, are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural/environmental disasters, war, terrorism and governmental or quasi-governmental actions. Cyber incidents can result from unintentional events (such as an inadvertent release of confidential information) or deliberate attacks by insiders or third parties, including cyber criminals, competitors, nation-states and “hacktivists,” and can be perpetrated by a variety of complex means, including the use of stolen access credentials, malware or other computer viruses, ransomware, phishing, structured query language injection attacks, and distributed denial of service attacks, among other means. Cyber incidents and market disruptions may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the operations of the Fund or its service providers, or otherwise impair Fund or service provider operations. For example, a cyber incident may cause operational disruptions and failures impacting information systems or information that a system processes, stores, or transmits, such as by theft, damage or destruction, or corruption or modification of and denial of access to data maintained online or digitally, denial of service on websites rendering the websites unavailable to intended users or not accessible for such users in a timely manner, and the unauthorized release or other exploitation of confidential information.

A cyber incident or sudden market disruption could adversely impact the Fund, its service providers or its shareholders by, among other things, interfering with the processing of transactions or other

192 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

operational functionality, impacting the Fund’s ability to calculate its NAV or other data, causing the release of private shareholder information (i.e., identity theft or other privacy breaches) or confidential Fund information or otherwise compromising the security and reliability of information, impeding trading, causing reputational damage, and subjecting the Fund or its service providers to regulatory fines, penalties or financial losses, reimbursement or other compensation or remediation costs, litigation expenses and additional compliance and cyber security risk management costs, which may be substantial. The same could affect the exchange through which Fund shares trade. A cyber incident could also adversely affect the ability of the Fund (and its Adviser) to invest or manage the Fund’s assets.

Cyber incidents and developments and disruptions to financial, economic, public health, labor and other global market conditions can obstruct the regular functioning of business workforces (including requiring employees to work from external locations or from their homes), cause business slowdowns or temporary suspensions of business activities, each of which can negatively impact Fund service providers and Fund operations. Although the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures on which the Fund or its service providers rely, may have established business continuity plans and systems reasonably designed to protect from and/or defend against the risks or adverse consequences associated with cyber incidents and market disruptions, there are inherent limitations in these plans and systems, including that certain risks may not yet be identified, in large part because different or unknown threats may emerge in the future and the threats continue to rapidly evolve and increase in sophistication. As a result, it is not possible to anticipate and prevent every cyber incident and possible obstruction to the normal activities of these entities’ employees resulting from market disruptions and attempts to mitigate the occurrence or impact of such events may be unsuccessful. For example, public health emergencies and governmental responses to such emergencies, including through quarantine measures and travel restrictions, can create difficulties in carrying out the normal working processes of these entities’ employees, disrupt their operations and hamper their capabilities. The nature, extent, and potential magnitude of the adverse consequences of these events cannot be predicted accurately but may result in significant risks, adverse consequences and costs to the Fund and its shareholders.

The issuers of securities in which the Fund invests are also subject to the ongoing risks and threats associated with cyber incidents and market disruptions. These incidents could result in adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value. For example, a cyber incident involving an issuer may include the theft, destruction or misappropriation of financial assets, intellectual property or other sensitive information belonging to the issuer or their customers (i.e., identity theft or other privacy breaches) and a market disruption involving an issuer may include materially reduced consumer demand and output, disrupted supply chains, market closures, travel restrictions and quarantines. As a result, the issuer may experience the types of adverse consequences summarized above, among others (such as loss of revenue), despite having implemented preventative and other measures reasonably designed to

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 193

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

protect from and/or defend against the risks or adverse effects associated with cyber incidents and market disruptions.

The Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures on which the Fund or its service providers rely, are also subject to the risks associated with technological and operational disruptions or failures arising from, for example, processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, errors in algorithms used with respect to the Fund, changes in personnel, and errors caused by third parties or trading counterparties. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service.

Cyber incidents, market disruptions and operational errors or failures or other technological issues may adversely affect the Fund’s ability to calculate its NAV correctly, in a timely manner or process trades or Fund or shareholder transactions may be adversely affected, including over a potentially extended period. The Fund does not control the cyber security, disaster recovery, or other operational defense plans or systems of its service providers, intermediaries, exchanges where its shares trades, companies in which it invests or other third-parties. The value of an investment in Fund shares may be adversely affected by the occurrence of the cyber incidents, market disruptions and operational errors or failures or technological issues summarized above or other similar events and the Fund and its shareholders may bear costs tied to these risks.

In addition, work-from-home arrangements by the Fund, the Adviser or the Sub-Adviser (or their service providers) could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, the Adviser or the Sub-Adviser (or their service providers) more susceptible to operational disruptions, any of which could adversely impact their operations. Furthermore, the Fund may be an appealing target for cybersecurity threats such as hackers and malware.

Technology Risk

The Fund and its service providers and markets generally have become more susceptible to potential operational risks related to intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity. There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce technology and cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund.

In addition, investors should note that the Fund reserves the right to merge or reorganize with another fund, liquidate or convert into an open-end fund, in each case subject to applicable approvals by shareholders and the Fund’s Board of Trustees as required by law and the Fund’s governing documents.

194 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

ANTI-TAKEOVER PROVISIONS

The Fund’s Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.

In addition, investors should note that the Fund reserves the right to merge or reorganize with another fund, liquidate or convert into an open-end fund, in each case subject to applicable approvals by shareholders and the Fund’s Board of Trustees as required by law and the Fund’s governing documents.

EFFECTS OF LEVERAGE

Assuming that the Fund’s total Financial Leverage represented approximately 27.4% of the Fund’s Managed Assets (based on the Fund’s outstanding Financial Leverage of $196,502,818) and interest costs to the Fund at a combined average annual rate of 3.9% (based on the Fund’s average annual leverage costs for the fiscal year ended May 31, 2023) with respect to such Financial Leverage, then the incremental income generated by the Fund’s portfolio (net of estimated expenses including expenses related to the Financial Leverage) must exceed approximately 1.06% to cover such interest specifically related to the debt. These numbers are merely estimates used for illustration. Actual interest rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished pursuant to requirements of the SEC. It is designed to illustrate the effect of Financial Leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. The table further reflects the issuance of Financial Leverage representing approximately 27.4% of the Fund’s Managed Assets and interest costs to the Fund at a combined average annual rate of 3.9% with respect to such Financial Leverage. The table does not reflect any offering costs of Common Shares or Borrowings.

Assumed portfolio total return (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share total return	(15.23)%	(8.35)%	(1.46)%	5.42%	12.31%

Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the carrying cost of Financial Leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments. This table reflects the hypothetical performance of the Fund’s portfolio and not the performance of the Common Shares, the value of which will be determined by market and other factors.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 195

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Adviser by the Fund (and by the Adviser to the Sub-Adviser) for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders. Because the Financial Leverage costs will be borne by the Fund at a specified rate, only the Common Shareholders will bear the cost of the Fund’s fees and expenses.

INTEREST RATE TRANSACTIONS

In connection with the Fund’s use of Financial Leverage, the Fund may enter into interest rate swap or cap transactions to seek to hedge against possible increases in the variable interest or dividend rate that it will be obligated to pay on its Financial Leverage. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligation on the Fund’s Financial Leverage. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund’s Financial Leverage.

The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of Financial Leverage.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund’s receiving or paying, as the case may be, only the net amount of the two payments.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate instruments could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline and could thus result in a decline in the NAV of the Common Shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the Common Shares by limiting the Fund’s maximum leverage expense.

196 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

Buying interest rate caps could also decrease the net earnings of the Common Shares if the premium paid by the Fund to the counterparty exceeds the additional cost of the Financial Leverage that the Fund would have been required to pay had it not entered into the cap agreement.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. The Fund will be subject to credit risk with respect to the counterparties to interest rate transactions entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default by a counterparty could negatively impact the performance of the Common Shares.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that GPIM believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. GPIM will regularly monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to seek to proactively protect the Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

The Fund may choose or be required to redeem some or all Fund Preferred Shares, if any, or prepay any Borrowings. Such a redemption or prepayment would likely result in the Fund’s seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 197

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The fundamental policies of the Fund are:

1.	The Fund may issue senior securities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
2.	The Fund may not act as an underwriter of securities issued by others, except to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.
3.	The Fund may not “concentrate” its investments in a particular industry, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
4.	The Fund may purchase real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
5.	The Fund may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
6.	The Fund may make loans to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
7.	The Fund may borrow money to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

The Fund is a diversified, closed-end management investment company.

A “diversified company” is currently defined under the 1940 Act as a company which meets the following requirements: at least 75 percent of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 percent of the value of the total assets of such company and to not more than 10 percent of the outstanding voting securities of such issuer. For these purposes, each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. For these purposes, the Fund generally will consider the borrower of a syndicated bank loan to be the issuer of the syndicated bank loan but may under

198 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2023

unusual circumstances also consider the lender or person inter-positioned between the lender and the Fund to be the issuer of a syndicated bank loan. In making such a determination, the Fund will consider all relevant factors, including the following: the terms of the loan agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund’s custodian); the credit quality of such lender or inter-positioned person; general economic conditions applicable to such lender or inter-positioned person; and other factors relating to the degree of credit risk, if any, of such lender or inter-positioned person incurred by the Fund.

For purposes of applying the limitation set forth in subparagraph (3) above to securities that have a security interest or other collateral claim on specified underlying collateral (such as asset-backed securities, mortgage-backed securities and collateralized debt and loan obligations) the Fund will determine the industry classifications of such investments based on the Sub-Adviser’s evaluation of the risks associated with the collateral underlying such investments.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 199

DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2023

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases. For federal income tax purposes, the Fund generally would be able to claim a deduction for distributions to shareholders with respect to the common shares issued at up to a 5-percent discount from the closing market value pursuant to the Plan.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of

200 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	May 31, 2023

business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 201

FUND INFORMATION	May 31, 2023

Board of Trustees

Randall C. Barnes

Angela Brock-Kyle

Amy J. Lee*

Thomas F. Lydon, Jr.

Ronald A. Nyberg

Sandra G. Sponem

Ronald E. Toupin, Jr.,

Chairman

* This Trustee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of her affiliation with Guggenheim Investments.

Principal Executive Officers

Brian E. Binder

President and Chief Executive Officer

Joanna M. Catalucci

Chief Compliance Officer

Amy J. Lee

Vice President and Chief Legal Officer

Mark E. Mathiasen

Secretary

James M. Howley

Chief Financial Officer, Chief Accounting Officer and Treasurer

Investment Adviser

Guggenheim Funds Investment Advisors, LLC

Chicago, IL

Investment Sub-Adviser

Guggenheim Partners Investment Management, LLC

Santa Monica, CA

Administrator and Accounting Agent

MUFG Investor Services (US), LLC

Rockville, MD

Custodian

The Bank of New York Mellon Corp.

New York, NY

Legal Counsel

Dechert LLP

Washington, D.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Tysons, VA

202 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

FUND INFORMATION (Unaudited) continued	May 31, 2023

Privacy Principles of Guggenheim Active Allocation Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Active Allocation Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Active Allocation Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you may receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form may apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Guggenheim closed-end funds you hold.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091 and on the SEC's website at www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about directors of the Fund and is available, without charge, upon request, by calling the Fund at (888) 991-0091.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at guggenheiminvestments.com/gug or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gug.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 203

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

ABOUT THE FUND MANAGERS

Guggenheim Funds Investment Advisors, LLC

Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), which includes Guggenheim Funds Investment Advisors, LLC (“GFIA”) the investment adviser to the referenced fund. Collectively Guggenheim Investments has a long, distinguished history of serving institutional investors, ultra-high-net-worth individuals, family offices and financial intermediaries. Guggenheim Investments offers clients a wide range of differentiated capabilities built on a proven commitment to investment excellence.

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(07/23)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-GUG-AR-0523

Item 2. Code of Ethics.

(a)       The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)       No information need be disclosed pursuant to this paragraph.

(c)       The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)       The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)       Not applicable.

(f)       (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).

(2) Not applicable.

(3) Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: the aggregate Audit Fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $82,400 and $82,400 for the fiscal years ended May 31, 2023, and May 31, 2022, respectively.

(b) Audit-Related Fees: the aggregate Audit-Related Fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item 4, were $1,667 and $24,000 for the fiscal years ended May 31, 2023, and May 31, 2022, respectively.

(c) Tax Fees: the aggregate Tax Fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $33,021 and $13,003 for the fiscal years ended May 31, 2023, and May 31, 2022, respectively. These services consisted of [(i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

(d) All Other Fees: the aggregate All Other Fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0 for the fiscal years ended May 31, 2023, and May 31, 2022, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures.

1. Pre-Approval Policy (Trusts). Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The categories of services to be reviewed and considered for pre-approval include those services set forth under Section II.A.1. of the Background and Definitions for Audit Committee Charter (collectively, “Identified Services”).

(b) The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c) For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such Identified Services on behalf of the Committee.

(d) For Identified Services with estimated fees of $50,000 or more, such Identified Services require pre-approval by the Committee.

(e) All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Principal/Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form. The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f) The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

2. Pre-Approval Policy (Adviser or Any Control Affiliate). Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations or financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b) For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

a. Pre-Approval Requirements

i. Categories of Services to be Reviewed and Considered for Pre-Approval

1. Audit Services

a. Annual financial statement audits

b. Seed audits (related to new product filings, as required)

c. SEC and regulatory filings and consents

2. Audit-Related Services

a. Accounting consultations

b. Fund merger/reorganization support services

c. Other accounting related matters

d. Agreed upon procedures reports

e. Attestation reports

f. Other internal control reports

3. Tax Services

a. Recurring tax services:

i. Preparation of Federal and state income tax returns, including extensions

ii. Preparation of calculations of taxable income, including fiscal year tax designations

iii.Preparation of annual Federal excise tax returns (if applicable)

iv.Preparation of calendar year excise distribution calculations

v. Calculation of tax equalization on an as-needed basis

vi.Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds

vii.Preparation of the estimated excise distribution calculations on an as-needed basis

viii.Preparation of calendar year shareholder reporting designations on Form 1099

ix.Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

x. Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

xi.Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

b. Permissible non-recurring tax services upon request:

i. Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

ii. Assistance with corporate actions and tax treatment of complex securities and structured products

iii.Assistance with IRS ruling requests and calculation of deficiency dividends

iv.Conduct training sessions for the Adviser’s internal tax resources

v. Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

vi.Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

vii.RIC qualification reviews

viii.Tax distribution analysis and planning

ix.Tax authority examination services

x. Tax appeals support services

xi.Tax accounting methods studies

xii.Fund merger, reorganization and liquidation support services

xiii.Tax compliance, planning and advice services and related projects

xiv.Assistance with out of state residency status

xv.Provision of tax compliance services in India for Funds with direct investments in India

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $34,688 and $37,003 for the fiscal years ended May 31, 2023 and May 31, 2022, respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the registrant is composed of: Randall C. Barnes; Angela Brock-Kyle; Thomas F. Lydon, Jr.; Ronald A. Nyberg; Sandra G. Sponem; and Ronald E. Toupin, Jr.

(b) Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“GPIM”). Guggenheim’s proxy voting policies and procedures are included as Exhibit (c) hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) GPIM serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio.  GPIM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPIM’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM’s strategic and tactical policy directives.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of May 31, 2023:

Name	Since	Professional Experience During the Last Five Years

Anne B. Walsh, CFA, FLMI –Managing Partner and CIO	2007	Guggenheim Partners Investment Management, LLC: Senior Managing Director and Assistant CIO – 2007–2021; Managing Partner and CIO- Fixed Income - 2021- Present

Steven Brown – Senior Managing Director	2017

Guggenheim Partners Investment Management, LLC Senior Managing Director 2019- Present;Managing Director – 2016 to 2019; Guggenheim Partners Investment Management, LLC – Director 2014 to 2016; Guggenheim Partners Investment Management, LLC – Vice President 2013 to 2014; Senior Associate 2012 to 2013.

Adam Bloch – Managing Director	2018

Guggenheim Partners Investment Management, LLC: Managing Director 2019- Present; Director – 2015- 2019; Vice President – 2014-2015; Senior Associate – 2013-2014; Associate – 2012-2013. Bank of America Merrill Lynch: Associate – 2011-2012.

Evan Serdensky - Director	2022	Guggenheim Partners Investment Management, LLC: Director 2018 - Present;

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of May 31, 2023:

Anne B. Walsh:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	16	$37,368,996,655	0	$0
Other pooled investment vehicles	5	$3,111,978,933	3	$1,806,432,540
Other accounts	52	$113,949,467,298	2	$676,006,747

Steven Brown:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	15	$36,363,959,599	0	$0
Other pooled investment vehicles	5	$3,111,978,933	3	$1,806,432,540
Other accounts	34	$16,755,922,337	2	$676,006,747

Adam Bloch:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	21	$36,542,108,321	0	$0
Other pooled investment vehicles	5	$3,111,978,933	3	$1,806,432,540
Other accounts	34	$16,755,922,337	2	$676,006,747

Evan Serdensky:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	2	$ 2,528,484,233	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPIM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPIM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPIM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates the portfolio managers for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each GPIM portfolio manager as of May 31, 2023:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund

Anne B. Walsh	$500,001-$1,000,000
Steven Brown	None
Adam Bloch Evan Serdensky	None None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The registrant has not participated in securities lending activities during the period covered by this report.

(b) Not applicable

Item 13. Exhibits.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3) Not applicable.

(b)        Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)       Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Active Allocation Fund

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: August 2, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: August 2, 2023

By: /s/ James M. Howley

Name: James M. Howley

Title: Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: August 2, 2023